                         ANNUAL N-CSR FOR OPEN-END FUNDS

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21335

Exact name of registrant as specified in charter: Optimum Fund Trust

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: 3/31

Date of reporting period: 3/31

Item 1.  Reports to Stockholders


OPTIMUM FUNDS MAY 28, 2004
--------------------------------------------------------------------------------

This brochure accompanies an annual report for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Trust Funds. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. Prospectuses for all Optimum funds are available from your financial advisor, online at www.optimummutualfunds.com, or by calling 800 914-0278. Please read the prospectus carefully before you invest or send money. The figures in the annual report for Optimum Funds represent past results which are not a guarantee of future results. The return and principal value of each investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

DEAR SHAREHOLDER:                                        April 8, 2004

Investors experienced sound returns in most financial markets at home and abroad over the eight-month period ended March 31, 2004. The many successes came amid a backdrop of geopolitical tumult, and can be attributed to several key factors.

Foremost in our opinion was the general strengthening of global economies. Starting with the U.S., investor gloom generally gave way to rising expectations for renewed economic vigor, based in good measure on accommodative monetary and fiscal policy. The Federal Reserve provided significant stimulus to the economy by moving short-term rates to levels not experienced since the early 1960s. In June 2003, the fed funds rate was lowered to a mere 1.0%, where it stayed through fiscal year-end on March 31, 2004. Within an environment of muted inflation, low interest rates made borrowing quite attractive. Activity in the housing sector was rather brisk due to, among other factors, increased home purchases and mortgage refinancings.

The federal government did its part in lending fiscal stimulus to the economy when it passed a massive tax cuts package in May 2003. Through it all, the economy snapped back from its period of recession in 2001 to record annualized growth, as measured by gross domestic product (GDP), of +6.1% over the second half of 2003. History bears out, however, that economic expansion at this pace has not often been sustainable over many quarters.

History can also impart insight to the nature of stock market behavior. For example, stock prices typically appreciate in advance of rising corporate profitability. This trend held true during the 12-month period, as investors shed their bearish ways and began buying stocks in anticipation of the tide of rising profits that we witnessed throughout the period. Causes for increased earnings included high productivity levels and cost-cutting initiatives that stemmed from the recent recession.

Few stocks were left behind with the market's advance, with particular strength found among the equities of smaller companies. The Russell 2000 Index, which features such "small caps", gained an impressive +24.9% for the eight-months ended March 31, 2004. In comparison, large-cap stocks, as are found in the Russell 1000 Index, increased +15.5% during the same period.

A tendency within the market was a focus on "lesser quality" companies. This meant that more-aggressive equities often outperformed stocks of companies exhibiting superior fundamentals, such as a dividend yield or the demonstrated ability to add shareholder value through sales/earnings growth. However, by the first quarter of 2004, a shift had emerged, and higher-quality securities were again becoming favored over the riskier stocks that had performed well during much of 2003.

Just as monetary and fiscal stimulus benefited the U.S., similar measures effected around the world allowed international stocks to rise appreciably in value. Like domestic equities, non-U.S. stocks of different-size companies experienced rising prices, as did those of established and emerging market nations. As a measure of more-developed economies, the MSCI EAFE Index rose an impressive +29.1%, while the MSCI Emerging Markets Index climbed an astounding +38.9% for the eight-month period.

The domestic bond market performed well during the fiscal year, although rates of return among its constituent asset classes - to include corporate bonds and mortgage-backed securities - showed signs of moderating from the strong performances recorded in recent years. For a broad look at the U.S. fixed-income market, the Lehman Brothers Aggregate Bond Index rose +6.4% for the eight-month period ended March 31, 2004.

Foreign fixed-income markets fared better, with the Citigroup ex-U.S. World Government Bond Index rising +14.3% for the period. A measure of this performance could be attributed to the general strengthening of world currencies versus the U.S. dollar. Still, bonds remained an attractive investment vehicle during the period, for income production, and portfolio diversification, among other positive qualities.

/s/ Jude T. Driscoll

Jude T. Driscoll
Chairman,
Delaware Investments Family of Funds


                                     THIS PAGE IS NOT PART OF THE ANNUAL REPORT.

ANNUAL REPORT MARCH 31, 2004
--------------------------------------------------------------------------------
                         OPTIMUM FIXED INCOME FUND
                         OPTIMUM INTERNATIONAL FUND
                         OPTIMUM LARGE CAP GROWTH FUND
                         OPTIMUM LARGE CAP VALUE FUND
                         OPTIMUM SMALL CAP GROWTH FUND
                         OPTIMUM SMALL CAP VALUE FUND

TABLE
  OF CONTENTS

--------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW:

   Optimum Fixed Income Fund                                       1

   Optimum International Fund                                      5

   Optimum Large Cap Growth Fund                                   9

   Optimum Large Cap Value Fund                                   13

   Optimum Small Cap Growth Fund                                  17

   Optimum Small Cap Value Fund                                   20
--------------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statements of Net Assets                                       24

   Statements of Assets and Liabilities                           48

   Statements of Operations                                       49

   Statements of Changes in Net Assets                            51

   Financial Highlights                                           53

   Notes to Financial Statements                                  59

--------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                    69
--------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                        70
--------------------------------------------------------------------


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

PORTFOLIO MANAGEMENT REVIEW                                      April 8, 2004
   OPTIMUM FIXED INCOME FUND

ADVISOR:
Delaware Management Company

SUB-ADVISORS:
Delaware International Advisers Ltd. (DIAL)*
Deutsche Investment Management Americas Inc. (DIMA Inc.)

During the eight-month period that began at the Optimum Fixed Income Fund's inception on August 1, 2003 and ended with its fiscal year close on March 31, 2004, the Fund gained +6.82% (Class A shares at net asset value with distributions reinvested). For comparison purposes, the Lehman Brothers Aggregate Bond Index gained +5.71% (index start date was August 31, 2003).

The Fund seeks a high level of income and may also seek growth of capital. The Fund's advisor, Delaware Management Company, manages one portion of the Fund. It also selected two sub-advisors to manage portions of the Fund's assets on a day-to-day basis. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. Within its portion of the Fund, the manager allocates investments principally among the following three sectors of the fixed income market:

   1) U.S. investment grade
   2) U.S. high yield
   3) International

Sub-advisor DIAL manages the portion of the Fund allocated to international investments. Sub-advisor DIMA Inc. uses a "bottom-up" security selection approach and focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts. For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

DELAWARE MANAGEMENT COMPANY

Q: CAN YOU PROVIDE SOME BACKGROUND ABOUT PERFORMANCE IN THE THREE MAIN FIXED-INCOME SECTORS WITHIN THE FUND?

A: HIGH YIELD - Performance in the high-yield sector was very strong during the period, boosting overall Fund performance.

The secondary CBO (collateralized bond obligation) market, while having rallied tremendously over the past year, remains a source of stable yield, although it likely presents fewer opportunities for new purchases.

The Delaware Investments credit research team will continue to focus on high-quality, high-yield credit ideas. Specifically, we have found good opportunities in yield-to-call paper, which typically provides excellent yield with relatively lower duration risk. In addition, we are intensely focused on valuations between high yield and high-grade bonds. We continue to examine ideas among bank loans of distressed companies in the high-yield market. The loan market continues to provide a stable, above-average yield advantage versus the Lehman Brothers Aggregate Bond Index.

Current valuations lead us to be more cautious about near-term performance in the sector. We currently anticipate that the allocation to the "plus" sectors of the market will be lower than they were in 2003.

INVESTMENT-GRADE -- In our opinion, corporate valuations appear less compelling versus other high-grade asset classes, though the yield advantage remains attractive. While we believe that corporate bonds may outperform the benchmark index, we have opportunistically pared back our risk exposure in this area. Improved fundamentals - in both balance sheets and income statements - and lower volatility might propel the sector to further outperformance.

In the last three months of the reporting period, slower prepayments increased the income component of total return for premium mortgage-backed securities
(MBS) more significantly than on discount MBS. The recent March Treasury rally prompted a new prepayment wave in which discount and par-priced mortgages outperformed. 10-year Treasury notes were yielding 3.84% as of March 31, 2004, down from 4.41% at the onset of the period.

The market began pricing in future inflation during the early portion of 2004 when the economy showed signs of strength and commodity prices rallied. This likely led to the significant outperformance of the Treasury Inflation-Protected Securities (TIPS) sector. Signs that a sustained recovery may be further into the future led the market to re-price anticipated inflation to more modest levels as the quarter progressed and TIPS traded off in tandem.

*On May 5, 2004, Delaware Management Holdings Corp., a parent company of DIAL, signed a Limited Liability Interest Purchase Agreement to sell DIAL and its direct parent companies, Delaware International Holdings Ltd. and DIAL Holding Company, Inc., to Atlantic Value Partners (No. 3) Ltd., a newly formed joint venture involving Hellman & Friedman, LLC, a private equity firm, and certain members of DIAL's management. Upon the closing, the Fund's sub-advisory agreement with DIAL will automatically terminate. The Fund's Boards will consider appropriate action relating to this matter at its upcoming meeting, and any necessary shareholder approval will be sought.

INTERNATIONAL (DIAL)
Latin America and Russia, which have been the management team's focus for the past two years, may continue to perform well in 2004 on the back of strong commodity markets and the U.S. economic recovery. Inflows into emerging markets may underpin price levels as investors seek higher yielding credits. We currently believe that the U.S. dollar may continue its gradual decline versus the euro, as well as Asian-based currencies, and that non-U.S. dollar securities may be a source of positive excess return over the balance of 2004.

We used U.S. dollar weakness to boost the Fund's foreign currency-denominated bond exposure. We believe many opportunities exist to capture attractive yield relative to Treasuries in foreign government debt markets.

Higher oil and commodity prices should support reserve levels for countries like Venezuela, Russia, and Peru. We anticipate ratings upgrades in countries such as Brazil, which continues to show dedication to passing necessary reforms and controlling inflation. In the currency markets, our focus continues to be on securities denominated in the euro, as well as Australian and New Zealand dollars.

DIMA INC.

Q: CAN YOU PROVIDE SOME BACKGROUND ON THE FIXED-INCOME MARKETS DURING THE
   PERIOD?
A: From the Fund's inception on August 1, 2003, to the close of the period on March 31, 2004, the bond market rewarded investors with positive returns. Corporate bonds provided strong performance through the end of 2003 but underperformed in the first calendar quarter. In addition, lower-quality corporate bonds produced a more muted performance than was the case last year. After outperforming in 2003, the Lehman Brothers Credit Index underperformed Treasuries in the first quarter, while lower-rated (Baa/BBB) issuers were flat versus Treasuries.

Q: CAN YOU ELABORATE ON YOUR STRATEGIES FOR THE FUND?
A: In managing the Fund, our goal is to deliver consistent performance over time by investing in securities that we believe offer the most favorable trade-off of risk and return potential. To this end, we employ a systematic investment process that emphasizes individual security selection and risk management. We attempt to avoid making "bets" on broader factors such as the direction of interest rates. We also seek to manage risk by focusing on the value and credit quality of individual holdings and by broadly diversifying the portfolio.

This approach worked well during the reporting period, as a variety of sources helped the Fund outperform its benchmark index. Performance in corporate bonds was aided by an overweighted position in industrials, including telecommunications, autos, and media. We were also overweighted in structured mortgage-backed securities with a corresponding underweighting in generic mortgage pass-throughs.

Mexico was a particularly strong performer in "Yankee" bonds (foreign bonds issued and denominated in U.S. dollars). We decided to relax our weighting in Treasuries, which performed well on an absolute basis, but underperformed other sectors during the reporting period.

Our relative underweighting in utilities dampened performance earlier on in the period, but our decision to selectively add to positions in this area later helped performance overall.

We will continue to seek opportunities and take advantage of disparities in value among the various bond market sectors as conditions warrant. We will look to sell securities that our fundamental research reveals to be too expensive, while buying those that offer attractive values, in our opinion. We believe this approach may enable us to achieve our goal of delivering steady returns to shareholders over time, even if the strong recent performance of the bond market begins to moderate.

OPTIMUM
   FIXED INCOME FUND

FUND BASICS
----------------------------------------------
Fund Objective:
The Fund seeks a high level of income and may
also seek growth of capital.
----------------------------------------------
Total Fund Net Assets:
$91.27 million
----------------------------------------------
Number of Holdings:
608
----------------------------------------------
Fund Start Date:
August 1, 2003
----------------------------------------------
Advisor:
Delaware Management Company
----------------------------------------------
Sub-advisors:
DIAL
DIMA Inc.
----------------------------------------------
CUSIP Numbers:
Class A        246118-68-1
Class B        246118-67-3
Class C        246118-66-5
Institutional  246118-65-7

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Fixed Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

FUND PERFORMANCE
Cumulative Total Returns
Through March 31, 2004                                       Lifetime
---------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                         +6.82%
Including Sales Charge                                         +2.02%
---------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                         +6.52%
Including Sales Charge                                         +2.52%
---------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                         +6.52%
Including Sales Charge                                         +5.52%
---------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended March 31, 2004 for Optimum Fixed Income Fund's Institutional Class was +7.07%. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Fixed Income Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

OPTIMUM
   FIXED INCOME FUND (CONTINUED)

OPTIMUM FIXED INCOME FUND PERFORMANCE
Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2004

                               [GRAPHIC OMITTED]

                     OPTIMUM FIXED          LEHMAN BROTHERS
                     INCOME FUND -          AGGREGATE BOND
                     CLASS A SHARES             INDEX
                     --------------         --------------
      8/31/03           $ 9,595                $10,000
      9/30/03           $ 9,853                $10,265
     10/31/03           $ 9,786                $10,170
     11/30/03           $ 9,831                $10,194
     12/31/03           $ 9,964                $10,298
      1/31/04           $10,043                $10,380
      2/29/04           $10,123                $10,493
      3/31/04           $10,202                $10,571



Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

PORTFOLIO MANAGEMENT REVIEW                                       April 8, 2004
   OPTIMUM INTERNATIONAL FUND


SUB-ADVISORS:
Delaware International Advisers Ltd. (DIAL)*
Marsico Capital Management, LLC (Marsico Capital)

During the eight-month period that began at the Optimum International Fund's inception on August 1, 2003 and ended with its fiscal year close on March 31, 2004, the Fund gained +25.61% (Class A shares at net asset value with distributions reinvested). For comparison purposes, the MSCI EAFE Index gained +26.06% (index start date was August 31, 2003).

The Fund seeks long-term growth of capital and may also seek income. The Fund's advisor, Delaware Management Company, selected two sub-advisors to manage the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. Sub-advisor DIAL uses a value-oriented stock selection approach. Sub-advisor Marsico Capital uses a more growth-oriented approach, which combines "top-down" economic analysis with "bottom-up" stock selection. For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

DIAL

Q: CAN YOU DESCRIBE SOME KEY EVENTS THAT HAVE OCCURRED IN THE INTERNATIONAL
   MARKET DURING THE PERIOD?
A: The euro zone is enjoying moderately strong money growth. This augurs well for a reasonable recovery in the euro zone in 2004. Further, Germany and France have started to tackle the issue of inefficient labor markets, although the measures they have brought in should only have full effect over many years. In light of this, and the adverse effects on euro zone exports of a strong euro, we remain cautious about the intermediate-term prospects for continental Europe. By way of contrast, the pattern of growth seems more assured in the U.K.

At one stage, there were concerns that a bubble in the U.K. housing market would burst and cause a major problem in the economy. At the moment, the residential property market is slowing in a controlled manner, without seeming to do undue harm to the economy.

Long-suffering Japan is enjoying a cyclical boost. But with loan demand still weak, it is too early to say if it has escaped the structural problems that held the economy back over the last decade.

Five national elections took place in March, representing an old and new wave of leadership among the various countries. The Spanish elections caught global headlines with the Madrid train bombing occurring just before election day when the Socialist Workers' Party won the campaign. We continue to believe that the Spanish market offers value and we will continue to monitor the progress of the new government.

Q: WHAT WERE SOME OF THE STRATEGIES YOU VIEW FOR THE FUND?
A: Throughout the period, we remained focused on selecting securities with strong value orientations. With its market overvalued, we have kept our position in Japan underweighted. In the Australasia market, we positioned the Fund quite differently than Japan and remain overweighted in Australasia due to its undervalued nature, in our opinion. We believe the U.K. market remains attractively valued, but the sterling has risen to significantly overvalued levels against the U.S. dollar. We have therefore put in place a defensive hedge seeking to help protect the Fund from a potential depreciation of sterling.

During this period, we initiated the purchase of BOC, the U.K.-based industrial gas company. We also added to the Fund's holdings of National Australia Bank, Finnish paper company UPM Kymmene, Dutch diversified financials company ING Groep, and British pharmaceutical company GlaxoSmithKline. These transactions utilized the proceeds from the sale of British Airways.


*On May 5, 2004, Delaware Management Holdings Corp., a parent company of DIAL, signed a Limited Liability Interest Purchase Agreement to sell DIAL and its direct parent companies, Delaware International Holdings Ltd. and DIAL Holding Company, Inc., to Atlantic Value Partners (No. 3) Ltd., a newly formed joint venture involving Hellman & Friedman, LLC, a private equity firm, and certain members of DIAL's management. Upon the closing, the Fund's sub-advisory agreement with DIAL will automatically terminate. The Fund's Boards will consider appropriate action relating to this matter at its upcoming meeting, and any necessary shareholder approval will be sought.

MARSICO CAPITAL

Q: CAN YOU DESCRIBE WHICH AREAS BENEFITED THE FUND?
A: As of March 31, 2004, our most significant economic sector allocations for the Fund were in banking and finance, electronics and electrical equipment, energy, and cable, media, and publishing. In reviewing the Fund's investment results, several factors emerge as positive contributors to performance. The consumer discretionary sector was the largest contributor as three of the five industries within the sector added to relative outperformance during the period. EMI Group, Esprit Holdings, Wynn Resorts, and Sogecable were among the top stock contributors during the period. Our exposure to the U.K., Russia, and Spain were the largest national contributors to performance.

The Fund benefited from specific stock selection in the financial sector with UFJ Holdings, UBS, and Erste Bank der Oestereichischen Sparkassen showing gains during the period. In the telecommunications sector, stock selection aided performance. We also experienced solid performance in Samsung Electronics within the information technology sector.

Q: HOW ABOUT THE AREAS THAT DETRACTED FROM PERFORMANCE?
A: In the industrial sector, all three securities detracted from performance, primarily due to stock selection, with Ryanair (which is no longer a holding of the Fund) leading the group. Vedanata Resources in the materials sector declined nearly five percent and has since been removed from the portfolio.

Stock selection diminished performance in the consumer staples sector with Wal-Mart Mexico and Molson among the worst performers. We have since sold our remaining shares of both securities as of period end. Other stocks with negative perfomances included Sohu, Nortel Network, and Royal Bank of Scotland, all of which are no longer holdings of the Fund. Lastly, our exposure to Ireland and Japan hindered performance.

OPTIMUM
   INTERNATIONAL FUND

FUND BASICS
-----------------------------------------------
Fund Objective:
The Fund seeks long-term growth of capital and
may also seek income.
-----------------------------------------------
Total Fund Net Assets:
$29.35 million
-----------------------------------------------
Number of Holdings:
99
-----------------------------------------------
Fund Start Date:
August 1, 2003
-----------------------------------------------
Sub-advisors:
DIAL
Marsico Capital
-----------------------------------------------
CUSIP Numbers:
Class A        246118-73-1
Class B        246118-72-3
Class C        246118-71-5
Institutional  246118-69-9

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum International Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Cumulative Total Returns
Through March 31, 2004                                       Lifetime
---------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                        +25.61%
Including Sales Charge                                        +18.36%
---------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                        +25.02%
Including Sales Charge                                        +21.02%
---------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                        +25.02%
Including Sales Charge                                        +24.02%
---------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended March 31, 2004 for Optimum International Fund's Institutional Class was +25.84%. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum International Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

OPTIMUM
   INTERNATIONAL FUND (CONTINUED)

OPTIMUM INTERNATIONAL FUND PERFORMANCE
Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2004


                               [GRAPHIC OMITTED]

                        OPTIMUM
                   INTERNATIONAL CLASS
                        A SHARES            MSCI EAFE INDEX
                   -------------------      ---------------
      8/31/03           $ 9,602                $10,000
      9/30/03           $ 9,768                $10,310
     10/31/03           $10,423                $10,954
     11/30/03           $10,633                $11,199
     12/31/03           $11,305                $12,075
      1/31/04           $11,516                $12,245
      2/29/04           $11,760                $12,531
      3/31/04           $11,836                $12,606


Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

PORTFOLIO MANAGEMENT REVIEW                                      April 8, 2004
   OPTIMUM LARGE CAP GROWTH FUND

SUB-ADVISORS:
Marsico Capital Management, LLC (Marsico Capital)
T. Rowe Price Associates, Inc. (T. Rowe Price)

During the eight-month period that began at the Optimum Large Cap Growth Fund's inception on August 1, 2003 and ended with its fiscal year close on March 31, 2004, the Fund gained +12.59% (Class A shares at net asset value with distributions reinvested). By comparison, the Russell 1000 Growth Index gained +10.09% (index start date was August 31, 2003).

The Fund seeks long-term growth of capital and may also seek income. The Fund's advisor, Delaware Management Company, selected two sub-advisors to manage the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. Sub-advisor Marisco Capital uses a growth-oriented approach that combines top-down economic analysis with bottom-up stock selection. Sub-advisor T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that may give them the ability to sustain earnings momentum during times of slow economic growth. For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

MARSICO CAPITAL

Q: WHICH SECTORS OF THE MARKET MOST BENEFITED THE FUND?
A: During the period, we spread the Fund's assets across a broad and diversified array of economic sectors, such as healthcare, financials, consumer discretionary, information technology, and industrials.

We held a significant overweighting in the healthcare sector compared to the broad-based S&P 500 Index. This benefited the Fund as the healthcare sector was the largest contributor to performance during the eight-month period.

The Fund holds a substantial position in biotechnology company Genentech, whose stock rose 33 percent during the period. Other strong performers were Zimmer Holdings, Boston Scientific, and UnitedHealth Group.

The recent rebound in information technology also benefited the Fund as with Electronic Arts and Intel. We kept our positions low in the volatile telecommunications sector with NEXTEL Communications and Qualcomm holding onto small gains during the period.

Q: WHICH AREAS OF THE MARKET UNDERPERFORMED?
A: A few of the more prominent names in the industrial sector resulted in losses for the Fund during the period. Airline company JetBlue declined as a result of sluggish sales and increased competition. Aerospace and defense contractor Lockheed Martin also declined. We relinquished both holdings by period end.

The aggregate returns for financial stocks were favorable as low interest rates lead the way for new business in this sector. Despite positive performance, the Fund was limited in capturing the totality of this surge due to our lower-than-normal weighting. Our underweighting in consumer staples also resulted in some missed opportunities for the Fund.

Stock selection in cable and media companies Comcast and Viacom resulted in less than stellar results. During the period, Comcast surprised investors with an offer to buy entertainment conglomerate Disney, while cable companies as a whole grappled with higher programming expenses. The world's largest cable company is still making waves and showing expansion of its product line as evidenced by their acquisition of cable show TechTV late in the reporting period.

T. ROWE PRICE

Q: CAN YOU DESCRIBE HOW THE LARGE-CAP MARKET PERFORMED DURING THE PERIOD?
A: The U.S. economy continued to strengthen in the first part of 2004. Corporate earnings generally met our expectations in 2003, while our assessment, similar to the economy, is for corporate earnings to grow at a more measured pace than last year. We believe the market is transitioning leadership from more speculative stocks that led the advance over the past eight months, to high-quality growth companies with durable earnings and cash flow growth that closely resembles our investments typically held in the Fund.

During the eight-month period from August 1, 2003 to March 31, 2004, large-cap stocks underperformed small- and mid caps, and across all capitalizations, value styles outperformed growth. In the large-cap growth universe, all sectors posted gains, led by telecommunication services and energy stocks.

Q: CAN YOU COMMENT ON WHICH AREAS OF THE MARKET PERFORMED WELL FOR THE FUND?
A: Solid stock selection in healthcare, industrials, and business services sectors also turned in solid performances. Within the industrials and business services sectors, Tyco International was a top absolute and relative performer returning over 50 percent. Tyco continues to generate strong earnings and tremendous cash flow and is benefiting from an industrial upturn. Education services provider Apollo Group was another top contributor after advancing more than 25% in the first quarter of 2004. The company is benefiting from strong enrollment trends at both its online and traditional campuses. An overweighting in Cendant (which owns many well-known brands including Avis, Budget, Days Inn, Ramada, Century 21, and Coldwell Banker) also contributed to the portfolio's relative performance.

Since December, investors have been rotating out of riskier stocks in the technology sector and into more defensive issues in the healthcare sector. Service providers UnitedHealth Group and Wellpoint Health Networks were top contributors to absolute and relative performance. Both companies posted solid earnings and should continue to benefit from substantial cost savings gained in their late-2003 mergers. Specialty pharmaceutical company Forest Laboratories was also a top contributor.

Q: WHICH AREAS UNDERPERFORMED DURING THE PERIOD?
A: Stock selection and an underweighted allocation in information technology detracted from relative results. An overweighted position in First Data also detracted from performance as the stock lagged its peers. However, we initiated a position in Research In Motion, which advanced sharply on strong revenue and earnings growth that helped limit losses.

OPTIMUM
   LARGE CAP GROWTH FUND

FUND BASICS
-------------------------------------------
Fund Objective:
The Fund seeks long-term growth of capital.
-------------------------------------------
Total Fund Net Assets:
$69.61 million
-------------------------------------------
Number of Holdings:
141
-------------------------------------------
Fund Start Date:
August 1, 2003
-------------------------------------------
Sub-advisors:
Marsico Capital
T. Rowe Price
-------------------------------------------
CUSIP Numbers:
Class A        246118-70-7
Class B        246118-80-6
Class C        246118-88-9
Institutional  246118-87-1

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Large Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Cumulative Total Returns
Through March 31, 2004                                       Lifetime
----------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                        +12.59%
Including Sales Charge                                         +6.10%
----------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                        +12.12%
Including Sales Charge                                         +8.12%
----------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                        +12.12%
Including Sales Charge                                        +11.12%
----------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended March 31, 2004 for Optimum Large Cap Growth Fund's Institutional Class was +12.82%. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Growth Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

OPTIMUM
   LARGE CAP GROWTH FUND (CONTINUED)

OPTIMUM LARGE CAP GROWTH FUND PERFORMANCE
Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2004


                               [GRAPHIC OMITTED]

                    DELAWARE OPTIMUM
                    LARGE CAP GROWTH        RUSSELL 1000
                    CLASS A SHARES          GROWTH INDEX
                    ----------------        ------------
      8/31/03           $ 9,691                $10,000
      9/30/03           $ 9,580                $ 9,893
     10/31/03           $10,090                $10,449
     11/30/03           $10,112                $10,559
     12/31/03           $10,434                $10,924
      1/31/04           $10,534                $11,146
      2/29/04           $10,656                $11,219
      3/31/04           $10,610                $11,010

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Growth Index is an unmanaged composite that includes performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

PORTFOLIO MANAGEMENT REVIEW                                    April 8, 2004
   OPTIMUM LARGE CAP VALUE FUND

SUB-ADVISORS:
Massachusetts Financial Services Company (MFS)
Van Kampen Asset Management, Inc. (Van Kampen)

After two years of falling markets for value investors, absolute returns for stocks improved during the Optimum Large Cap Value Fund's initial fiscal period. During the eight-month period that began at the Fund's inception on August 1, 2003 and ended with its fiscal year close on March 31, 2004, the Fund gained +16.12% (Class A shares at net asset value with distributions reinvested). For comparison purposes, the Russell 1000 Value Index gained +16.50% (index start date was August 31, 2003).

The Fund seeks long-term growth of capital and may seek income. The Fund's advisor, Delaware Management Company, selected two sub-advisors for the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. MFS seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Index. MFS uses a "bottom-up" stock selection approach and selects securities based upon fundamental analysis of factors such as earnings, cash flows, competitive position, and management's abilities. Van Kampen uses a stock selection approach that focuses primarily on a security's potential for capital growth and income. For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

MFS

Q: WHAT FACTORS INFLUENCED THE EQUITY MARKETS DURING THE PERIOD?
A: The turnaround in global stock markets that began in the spring of 2003 continued for most of the eight-month period ended March 31, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and gross domestic product (GDP) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation -- excluding volatile food and energy prices -- remained very low relative to historical averages.

Q: CAN YOU DISCUSS SOME FACTORS THAT DETRACTED FROM PERFORMANCE?
A: Stock selection in the leisure sector was a key detractor from relative returns. Our holding in cable operator Comcast performed poorly after the firm made a bid to acquire Disney late in the period. Our position in media giant Viacom, the company behind CBS and MTV, also fell in price due to disappointing growth in advertising revenues while its Blockbuster Video unit continued to post weak sales growth.

Stock selection and an underweighting in financial services stocks also detracted from our relative return. We focused on banks that we believed had higher quality lending portfolios. However, in the period's low interest rate environment, the financial firms that generated the strongest returns were those with lending portfolios that we thought were relatively weak.

Our cash position was another detractor from relative performance. Similar to other mutual funds, we hold a portion of cash to buy new holdings and to cover shareholder redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Value Index, which does not hold a cash position.

Our holdings in medical products firm Johnson & Johnson and railroad Union Pacific also detracted from relative results. Although Johnson & Johnson stock increased in price over the period, it significantly underperformed the overall market. Severe winter weather in the west cut into freight revenues generated by Union Pacific, and the company's stock price declined.

Q: WHAT FACTORS CONTRIBUTED TO PERFORMANCE OF THE ASSETS YOU MANAGE?
A: The consumer staples sector made the strongest contribution to relative performance, primarily because of the Fund's stock selections and an overweighting in the sector. Altria Group (formerly Philip Morris) and Kimberly-Clark generated particularly strong returns. In our view, food and tobacco conglomerate Altria benefited from decreased investor concerns about litigation against the company. Paper products company Kimberly-Clark generated stronger earnings than it had estimated. It was aided by strong tissue sales and improvements to some of its key products such as Huggies diapers. The impact of a weak U.S. dollar also boosted international revenues

An underweighting in utilities and communications stocks and solid stock selection in that sector helped boost returns for the period. Although underweighted, we did increase our holdings of regulated electric companies because we were attracted to their dividend yields, restructuring efforts among a number of these companies, and the continued benefit of economic recovery.

Fund performance received another positive contribution from stock selection in the technology sector. Motorola benefited from its improved projections for cellular handset sales, driven in part by new products and wireless number portability.

FleetBoston Financial also contributed to relative returns. FleetBoston's stock price rose sharply when Bank of America announced its $47 billion takeover bid for Fleet. Also, an underweighted position in pharmaceutical firm Merck added to results. The company's stock, in our opinion, was adversely affected by potential patent challenges, competition from generic drug companies, and a weak pipeline of drugs in development.

VAN KAMPEN

Q: WHAT WERE SOME OF THE KEY AREAS THE FUND FOCUSED ON DURING THE PERIOD?
A: The Fund benefited from favorable stock selection relative to its benchmark; however, sector allocation was a negative factor. Stock selection was particularly strong in the materials, healthcare, and energy sectors. Conversely, the Fund's financial and technology holdings significantly lagged the performance of those sectors of the benchmark. The technology position emphasized software stocks, one of the weaker technology groups during the period.

In terms of sector allocations, the Fund was overweighted in healthcare and underweighted in financials. Both allocations proved disadvantageous, as healthcare was the weakest segment of the index, while financial services ranked among the better performing sectors. On the positive side, an overweight in the top performing energy sector and an underweight in telecommunications services added to the Fund's return relative to the benchmark.

Early in the period, troubles in the pharmaceutical industry impacted the Fund's performance as investors rotated out of pharmaceuticals into more cyclical healthcare groups. Pharmaceuticals lagged again in the first quarter of 2004 due to concerns about pending drug re-importation legislation. We believe these concerns may be overblown.

At the close of the fiscal year, the Fund's dominant investment themes centered on large-cap pharmaceuticals and consumer discretionary stocks, as well as select financial and energy stocks.

Toward the end of the period, we increased the Fund's exposure to telecommunications stocks. We believe an improving economy and industry consolidation could be catalysts for price appreciation among telecommunications stocks. Within financials, we continued to favor insurance companies and firms with exposure to the capital markets (brokerage firms and money-center banks), rather than stocks such as regional banks, which could suffer from higher interest rates.

Attractive valuations have been harder to find in 2004 after the market's strong appreciation last year. Although we believe exceptional stock market growth in 2003 has increased downside equity risks, we remain cautiously optimistic.

OPTIMUM
   LARGE CAP VALUE FUND

FUND BASICS
----------------------------------------------
Fund Objective:
The Fund seeks long-term growth of capital and
may seek income.
----------------------------------------------
Total Fund Net Assets:
$66.42 million
----------------------------------------------
Number of Holdings:
144
----------------------------------------------
Fund Start Date:
August 1, 2003
----------------------------------------------
Sub-advisors:
MFS
Van Kampen
----------------------------------------------
CUSIP Numbers:
Class A        246118-86-3
Class B        246118-85-5
Class C        246118-84-8
Institutional  246118-83-0

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Large Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Cumulative Total Returns
Through March 31, 2004                                        Lifetime
----------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                        +16.12%
Including Sales Charge                                         +9.43%
----------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                        +15.61%
Including Sales Charge                                        +11.61%
----------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                        +15.61%
Including Sales Charge                                        +14.61%
----------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended March 31, 2004 for Optimum Large Cap Value Fund's Institutional Class was 16.38%. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Value Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

OPTIMUM
   LARGE CAP VALUE FUND (CONTINUED)

OPTIMUM LARGE CAP VALUE FUND PERFORMANCE
Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2004

                               [GRAPHIC OMITTED]

                    DELAWARE OPTIMUM
                    LARGE CAP VALUE          RUSSELL 1000
                    CLASS A SHARES           VALUE INDEX
                    --------------           ------------
      8/31/03           $ 9,614                $10,000
      9/30/03           $ 9,547                $ 9,902
     10/31/03           $ 9,980                $10,508
     11/30/03           $10,111                $10,651
     12/31/03           $10,766                $11,307
      1/31/04           $10,899                $11,506
      2/29/04           $11,132                $11,753
      3/31/04           $10,943                $11,649

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

PORTFOLIO MANAGEMENT REVIEW                                 April 8, 2004
   OPTIMUM SMALL CAP GROWTH FUND

SUB-ADVISORS:
Columbia Wanger Asset Management, L.P. (Columbia WAM)
Oberweis Asset Mangement, Inc. (Oberweiss)(beginning 4/1/04)

Optimum Small Cap Growth Fund seeks long-term growth of capital. At the inception of the Fund, the Fund's advisor, Delaware Management Company, selected a sub-advisor for the Fund's assets to be responsible for day-to-day investment management of the Fund's assets. The sub-advisor selects investments for its portion of the Fund based on its investment style and strategy. Sub-advisor Columbia WAM typically looks for companies with:

     o  A strong business franchise that offers growth potential

     o Products and services that give the company a competitive advantage, and/or

     o A stock price that they believe is reasonable relative to the assets and earnings power of the company

Shareholders of the Fund approved a new additional sub-advisor for the Fund, Oberweis, to begin managing its portion of Fund assets effective April 1, 2004. The sub-advisor seeks to invest in those companies it considers to have above-average long-term growth potential. For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

COLUMBIA WAM

Q: HOW DID THE FUND PERFORM DURING THE PERIOD?
A: During the eight-month period that began at the Fund's inception on August 1, 2003 and ended with its fiscal year close on March 31, 2004, the Fund gained +32.47% (Class A shares at net asset value with distributions reinvested). By comparison, the Russell 2000 Growth Index gained +15.96% (index start date was August 31, 2003).

Strong stock selection was the primary reason for outperformance within financials. Consumer finance stocks, including a holding in a consumer auto loans company, benefited from an improving economic environment.

As small caps have continued to outperform their large-cap counterparts, finding attractively-valued stocks is becoming more challenging. The 20 analysts at Columbia WAM adhere to a 33-year old philosophy and process of seeking to uncover underfollowed opportunities in the market. This has helped the Fund outperform the Russell 2000 Growth Index during the eight-month period.

Q: CAN YOU DESCRIBE SOME AREAS THAT AIDED/DETRACTED FROM PERFORMANCE?
A: Technology, financials, and energy stocks were the Fund's best-performing sectors. Within technology, stock selection drove performance as technology stocks averaged a 60 percent increase compared to the Russell 2000 Growth Index's +15.96% return. Software provider Novell was the Fund's best performing stock, returning over 216 percent. Much of this increase came after Novell agreed to buy Suse Linux, a company that may help increase Novell's service and support for the Linux computer operating system.

Energy also performed well, as the index's energy sector return was 40 percent. The Fund's energy sector investments surpassed the index, gaining 48 percent. We are looking to increase this weighting due to our outlook on energy prices. Analysts' estimates are based primarily on historical averages. We believe these estimates are too low, noting that the energy futures prices are higher.

The consumer discretionary and materials sectors were the Fund's largest detractors. Satellite broadcasters have been more competitive in the company's major markets and telephone companies offering digital subscriber lines (DSL) continue to take market share from the traditional cable providers.

OPTIMUM
   SMALL CAP GROWTH FUND

FUND BASICS
------------------------------------------
Fund Objective:
The Fund seeks long-term growth of capital.
------------------------------------------
Total Fund Net Assets:
$20.64 million
------------------------------------------
Number of Holdings:
64
------------------------------------------
Fund Start Date:
August 1, 2003
------------------------------------------
Sub-advisors:
Columbia WAM
Oberweis (begining 4/1/04)
------------------------------------------
CUSIP Numbers:
Class A         246118-82-2
Class B         246118-81-4
Class C         246118-79-8
Institutional   246118-78-0

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Small Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Cumulative Total Returns
Through March 31, 2004                                       Lifetime
----------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                        +32.47%
Including Sales Charge                                        +24.83%
----------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                        +32.12%
Including Sales Charge                                        +28.12%
----------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                        +32.12%
Including Sales Charge                                        +31.12%
----------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended March 31, 2004 for Optimum Small Cap Growth Fund's Institutional Class was +32.71%. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Growth Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

OPTIMUM SMALL CAP GROWTH FUND PERFORMANCE
Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2004

                               [GRAPHIC OMITTED]

                     OPTIMUM SMALL CAP
                      GROWTH CLASS A        RUSSELL 2000
                         SHARES             GROWTH INDEX
                     -----------------     --------------
      8/31/03           $10,146                $10,000
      9/30/03           $ 9,968                $ 9,747
     10/31/03           $11,232                $10,589
     11/30/03           $11,598                $10,935
     12/31/03           $11,785                $10,983
      1/31/04           $12,495                $11,560
      2/29/04           $12,595                $11,543
      3/31/04           $12,483                $11,597


Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

PORTFOLIO MANAGEMENT REVIEW                                     April 8, 2004
   OPTIMUM SMALL CAP VALUE FUND

SUB-ADVISORS:
Hotchkis and Wiley Capital Management, LLC (H&W)
Delafield Asset Management Division of Reich & Tang Asset
Management, LLC (Delafield)

During the eight-month period that began at the Optimum Small Cap Value Fund's inception on August 1, 2003 and ended with its fiscal year close on March 31, 2004, the Fund gained +30.30% (Class A shares at net asset value with distributions reinvested). For comparison purposes, the Russell 2000 Value Index gained +22.99% (index start date was August 31, 2003).

The Fund seeks long-term growth of capital. The Fund's advisor, Delaware Management Company, selected two sub-advisors for the Fund's assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement one another. Sub-advisor H&W employs a disciplined bottom-up, value-oriented investment style with an emphasis on internally generated fundamental research. Sub-advisor Delafield considers factors including the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. For more information on each sub-advisor's investment approach, please see the Fund's prospectus.

H&W

Q: WHAT WERE SOME OF THE FACTORS AFFECTING THE MARKET DURING THE PERIOD?
A: Higher levels of consumer confidence, business spending, and retail sales supported rising stock prices during the first half of the reporting period. Notably, broad-based investor enthusiasm for speculative issues, along with increased fervor for economically-sensitive stocks, led to an extended rally and strong gains for the market. The rally extended into the first two months of 2004; however, rising geopolitical tensions (Madrid terrorist bombings and the disputed election in Taiwan) coupled with volatile expectations about interest rates ended the first quarter of 2004 on a mixed note. Nevertheless, the Dow Jones Industrial Average gained +13.85% and the Nasdaq Composite Index rallied +14.94% during the eight-month period.

Q: WHAT WERE SOME OF THE SECURITIES THAT AIDED PERFORMANCE?
A: Our performance was primarily attributable to security selection within the financials and consumer discretionary market sectors. The financial sector benefited from shares of Allmerica Financial, our biggest contributor, as the company continued to benefit from decreased concerns over the company's life insurance and annuity subsidiary. The consumer discretionary sector benefited from household durables stocks Brookfield Homes, Toll Brothers, and Beazer Homes USA, as all three stocks benefited from a strong housing market. Hotel stock Mandalay Resort Group also performed well as the stock price increased due to strength in the gaming industry.

Q: CAN YOU DESCRIBE WHICH AREAS DETRACTED FROM PERFORMANCE?
A: Offsetting the gains within the consumer discretionary sector was the decline of Hayes Lemmerz International (supplier of automotive wheels). Hayes declined as an increase in steel prices caused concern over the company's near-term earnings. We believe the market has overreacted to the news and that steel prices will revert to more normal levels; consequently, we have maintained our position.

Q: WHAT ARE SOME OF THE AREAS YOU'LL BE FOCUSING ON IN THE NEAR FUTURE?
A: We continue to monitor inflationary trends, as the Fed may eventually raise rates to contain inflation. Our extensive company-specific research process and long-term approach to valuation remain unchanged, and we continue to seek opportunities in this volatile environment. We believe that our portfolio is well-positioned to take advantage of a market that focuses on the importance of fundamental valuation.

DELAFIELD

Q: CAN YOU PROVIDE SOME BACKGROUND ON YOUR INVESTING STRATEGIES FOR THE FUND?
A: The general markets were quite strong, buoyed by improving economic growth and restrained interest rates. We believe better than expected earnings may continue for the near term as improving demand, coupled with easy comparisons through mid-year, should help results.

The major detractor to performance was our cash position. As is Delafield's practice, we invest at measured prices, therefore the strength of the equity markets has made it challenging to put the assets in our portion of the portfolio to work quickly. On December 31, 2003, the invested position was 70 percent and on March 31, 2004 it increased to 81 percent. As a firm, Delafield has historically been comfortable keeping cash balances when we beleive the markets are expensive. We are concerned with how high current valuations appear. Another concern is that inflation is showing signs of reviving, as seen by higher commodity prices, improved corporate profits, and the upward trend in employment. These factors could lead to potentially higher interest rates.

Delafield continues to search for new undervalued investments that can be added to our small-cap portfolio. In the meantime, we believe the market has anticipated much of the good news and we are pleased with our levels of cash reserve, even though they may hinder performance if the market advances significantly.

Q: HOW DID SOME OF YOUR HOLDINGS PERFORM?
A: Performance for the period was very broadly based with no one security accounting for more than 2% of positive performance. The largest contributor was Foot Locker followed by Furniture Brands International. There were only two securities, ESCO Technologies and R.R. Donnelley & Sons, which had negative performance. During the first quarter of 2004, International Multifoods Corporation received an acquisition proposal from J.M. Smuckers Co. & Sons and Apogent Technologies received their proposal from Fischer Scientific International. In both cases we sold our shares of International Multifoods Corporation and Apogent Technologies to manage the risk in the investment.

Q: WHAT IS DELAFIELD FOCUSED ON MOVING FORWARD?
A: Delafield's focus remains on finding special situations.
Such investments tend to have performance that more closely parallels the underlying events of the individual company rather than the broad markets. This may cause performance on a quarterly basis to be out of sync with the overall market. We anticipate the markets might be choppy for awhile. A rise in interest rates and increased terrorist activities, among other factors, could dampen any improvement seen in the economy and earnings growth.

OPTIMUM
  SMALL CAP VALUE FUND

FUND BASICS
------------------------------------------
Fund Objective:
The Fund seeks long-term growth of capital.
------------------------------------------
Total Fund Net Assets:
$21.23 million
------------------------------------------
Number of Holdings:
95
------------------------------------------
Fund Start Date:
August 1, 2003
------------------------------------------
Sub-advisors:
H&W
Delafield
------------------------------------------
CUSIP Numbers:
Class A         246118-77-2
Class B         246118-76-4
Class C         246118-75-6
Institutional   246118-74-9

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Optimum Small Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Cumulative Total Returns
Through March 31, 2004                                       Lifetime
----------------------------------------------------------------------
Class A (Est 8/1/03)
Excluding Sales Charge                                        +30.30%
Including Sales Charge                                        +22.79%
----------------------------------------------------------------------
Class B (Est 8/1/03)
Excluding Sales Charge                                        +29.83%
Including Sales Charge                                        +25.83%
----------------------------------------------------------------------
Class C (Est 8/1/03)
Excluding Sales Charge                                        +29.83%
Including Sales Charge                                        +28.83%
----------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended March 31, 2004 for Optimum Small Cap Value Fund's Institutional Class was +30.66%. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Value Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

OPTIMUM SMALL CAP VALUE FUND PERFORMANCE
Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2004

SMALL CAP VALUE FUND PERFORMANCE OF $10,000 INVESTMENT CHART

                               [GRAPHIC OMITTED]

                   OPTIMUM SMALL CAP
                     VALUE CLASS A          RUSSELL 2000
                        SHARES               VALUE INDEX
                   -----------------        -------------
      8/31/03           $ 9,902                $10,000
      9/30/03           $ 9,813                 $9,885
     10/31/03           $10,545                $10,691
     11/30/03           $10,899                $11,101
     12/31/03           $11,366                $11,503
      1/31/04           $11,690                $11,901
      2/29/04           $12,036                $12,132
      3/31/04           $12,279                $12,300

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

STATEMENTS                                             OPTIMUM FIXED INCOME FUND
  OF NET ASSETS                                        March 31, 2004

                                                       Principal       Market
                                                         Amount*   Value (U.S.$)

AGENCY ASSET-BACKED SECURITIES - 0.52%
 oSLMA Student Loan Trust
    Series 96-2 A2 1.651% 7/27/09                 USD     178,131    $179,675
    Series 97-1 A2 1.511% 1/25/10                          40,782      40,973
    Series 97-2 Certificates
    1.771% 10/25/12                                        25,000      25,127
    Series 03-8 A1 1.12% 6/16/08                           24,587      24,587
    Series 04-1 A1 1.16% 1/26/15                          200,000     200,155
                                                                     --------
TOTAL AGENCY ASSET-BACKED SECURITIES
  (cost $469,238)                                                     470,517
                                                                     --------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 10.61%
  Fannie Mae Grantor Trust
    Series 02-T16 A2 7.00% 7/25/42                         57,892      62,939
    Series 04-T1 1A2 6.50% 1/25/44                        151,377     162,351
    Series 04-T2 1A3 7.00% 11/25/43                       205,000     222,233
    Series 99-T2 A1 7.50% 1/19/39                         102,782     113,092
  Fannie Mae Pool Series 763545
    5.50% 4/25/34                                          95,000      97,791
  Fannie Mae
    Series 01-14 Z 6.00% 5/25/31                          119,073     125,492
    Series 02-55 KY 4.75% 4/25/28                         128,731     129,461
    Series 02-56 MC 5.50% 9/25/17                         100,000     104,975
    Series 03-106 WB 4.50% 10/25/15                       405,000     424,440
    Series 03-122 TU 4.00% 5/25/16                         90,000      93,021
  o#Series 03-1A 144A 3.308% 3/24/18                       84,883      85,546
    Series 03-87 TD 3.50% 4/25/11                          30,000      30,463
    Series 03-92 KH 5.00% 3/25/32                          70,000      70,247
  Fannie Mae Whole Loan
    Series 03-W8 2A 7.00% 10/25/42                         61,755      67,282
    Series 03-W15 2A3 4.71% 8/25/43                        25,000      25,981
    Series 03-W18 1A3 4.732% 8/25/33                       70,000      72,909
    Series 03-W19 1A3 4.783% 11/25/33                      85,000      88,385
    Series 04-W1 1A3 4.49% 11/25/43                       130,000     134,673
    Series 04-W2 2A2 7.00% 2/25/44                        349,745     380,457
    Series 04-W2 5A 7.50% 3/25/44                         551,000     607,479
  Freddie Mac
    Series 2113 QE 6.00% 11/15/27                         103,955     106,393
    Series 2410 PD 6.50% 10/15/30                         142,479     145,017
    Series 2459 PL 5.50% 6/15/30                              282         282
    Series 2480 EH 6.00% 11/15/31                           3,841       3,974
    Series 2497 BM 5.00% 2/15/22                           16,277      16,670
    Series 2526 CA 5.00% 6/15/16                          128,386     132,326
    Series 2573 HB 5.50% 2/15/18                           69,924      73,505
    Series 2633 PB 4.00% 3/15/12                          385,000     393,157
    Series 2658 PA 3.75% 11/15/07                          25,000      25,485
    Series 2662 DG 5.00% 10/15/22                          25,000      25,684
    Series 2663 MA 3.50% 1/15/10                           25,000      25,458
    Series 2672 TN 4.00% 3/15/23                          190,000     197,666
    Series 2682 LC 4.50% 7/15/32                          110,000     107,452
    Series 2691 MB 4.00% 4/15/22                          531,000     548,010
    Series 2691 ME 4.50% 4/15/32                          274,000     268,237
    Series 2694 QH 4.50% 3/15/32                           76,000      74,384
    Series 2707 OK 3.50% 5/15/10                          225,000     229,896
    Series 2721 PTE 5.00% 1/15/23                         100,000     101,830
    Series 2727 PB 4.25% 4/15/23                          215,000     223,175
    Series 2727 PE 4.50% 7/15/32                          185,000     180,680
    Series 2728 TC 4.00% 2/15/23                          235,000     241,375
    Series 2737 XG 4.00% 11/15/22                         120,000     123,256

                                                       Principal       Market
                                                         Amount*   Value (U.S.$)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
  Freddie Mac (continued)
    Series 2737 YD 5.00% 8/15/32                  USD    140,000   $  140,499
    Series 2750 NB 4.00% 12/15/22                        388,000      398,983
    Series 2755 LE 4.00% 9/15/30                         395,000      371,987
    Series 2759 AU 3.50% 5/15/19                         226,000      230,944
    Series 2773 EK 3.50% 4/15/19                         220,000      224,881
    Series 2786 PA 3.50% 4/15/19                         214,000      218,414
  Freddie Mac Structure Pass
    Through Securities
    Series T-56 A2A 2.842% 7/25/36                       310,000      311,396
    Series T-58 1A2 3.108% 5/25/35                       165,000      166,064
    Series T-58 2A 6.50% 9/25/43                           8,844        9,485
    Series T-58 3A 7.00% 9/25/43                          17,481       18,939
    Series T-59 1A2 7.00% 10/25/43                       146,878      159,477
  GNMA
    Series 01-24 PD 6.60% 11/20/29                         6,592        6,589
    Series 02-47 PU 6.00% 2/20/28                        361,597      364,460
    Series 03-116 ND 3.75% 6/20/26                       235,000      239,252
    Series 03-89 PA 5.50% 12/20/23                        74,802       77,813
    Series 04-11 QE 5.00% 12/16/32                       405,000      406,061
                                                                   ----------
TOTAL AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS (cost $9,623,389)                            9,688,373
                                                                   ----------
AGENCY MORTGAGE-BACKED SECURITIES - 14.96%
  Fannie Mae
    4.50% 4/15/19 TBA                                    990,000    1,002,375
    4.92% 5/1/13                                          25,000       26,633
    5.00% 2/18/18                                        146,798      151,110
    5.00% 6/1/18                                          96,617       99,455
    5.00% 7/1/18                                          62,452       64,287
    5.00% 8/1/18                                          29,109       29,964
    5.00% 12/1/18                                        605,043      622,816
    5.00% 4/1/19 TBA                                     740,000      760,813
    5.00% 9/1/23                                          34,043       34,703
    5.00% 4/1/34 TBA                                     760,000      763,563
    5.00% 11/1/33                                         79,470       80,315
    5.00% 1/1/34                                          58,863       59,488
    5.00% 2/1/34                                          89,868       90,823
    5.50% 4/1/19 TBA                                   1,005,000    1,047,083
    5.50% 4/1/33                                       1,850,000    1,895,671
    5.50% 11/1/33                                        149,136      152,911
    5.50% 12/1/33                                        373,685      383,144
    5.50% 12/1/33                                        169,060      173,339
    5.50% 1/1/34                                         335,887      344,389
    6.00% 4/1/34 TBA                                     635,000      660,995
    6.00% 8/1/33                                         208,768      217,445
    6.00% 10/1/33                                         17,477       18,204
    6.00% 10/1/33                                        329,758      343,464
    6.00% 10/1/33                                         88,344       92,015
    6.00% 12/1/33                                        140,917      146,774
    6.00% 12/1/33                                         34,906       36,520
    6.00% 1/1/34                                          99,029      103,145
    6.00% 1/1/34                                         362,425      377,488
    6.10% 4/1/11                                         188,761      212,769
    6.50% 4/1/34 TBA                                     550,000      577,844
    6.50% 10/1/32                                        105,181      110,539
    6.50% 11/1/33                                        151,555      159,275
    6.50% 11/1/33                                        109,408      114,981
    6.50% 11/1/33                                        134,550      141,404
    6.50% 11/1/33                                        116,429      122,360

STATEMENTS                                             OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)
                                                     Principal       Market
                                                      Amount*     Value (U.S.$)

AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
  Fannie Mae (continued)
    6.50% 1/1/34                               USD     289,487     $  304,233
    6.50% 1/1/34                                       139,748        146,866
    6.53% 2/1/16                                       222,586        251,661
    6.70% 4/1/19                                       393,191        450,818
    6.985% 12/1/06                                       7,098          7,806
    7.00% 8/1/31                                        27,026         28,690
    7.50% 3/1/32                                        12,606         13,513
    7.50% 6/1/32                                        84,079         90,122
  Freddie Mac
    5.00% 7/1/18                                        41,780         43,021
    5.00% 9/1/33                                         9,899         10,041
    5.00% 4/1/34 TBA                                   160,000        160,800
    6.00% 10/1/33                                       88,736         92,285
    6.50% 9/1/33                                        27,476         28,885
    6.50% 10/1/33                                       29,419         30,927
    6.50% 11/1/33                                      222,205        233,593
  GNMA
    5.50% 10/15/33                                     157,072        161,735
    6.00% 3/20/34                                      277,376        289,685
    6.50% 12/15/32                                      84,814         89,584
                                                                   ----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (cost $13,606,589)                                               13,652,369
                                                                   ----------
AGENCY OBLIGATIONS - 1.01%
  Fannie Mae
    1.75% 3/26/08                              JPY  10,000,000        100,921
    2.625% 1/19/07                             USD      50,000         50,169
    3.25% 8/15/08                                      180,000        182,908
    3.375% 12/15/08                                     15,000         15,260
  Federal Home Loan Bank
    3.875% 8/22/08                                      90,000         92,202
  Freddie Mac
    2.875% 12/15/06                                    150,000        153,036
    4.875% 3/15/07                                     300,000        322,714
    4.875% 11/15/13                                      5,000          5,249
                                                                   ----------
TOTAL AGENCY OBLIGATIONS (cost $907,545)                              922,459
                                                                   ----------
ASSET-BACKED SECURITIES - 5.40%
 #ABSC NIMs Trust Series 04-HE1 A 144A
    7.00% 1/17/34                                       39,761         39,761
  AmeriCredit Automobile Receivables Trust
    Series 01-C A4 5.01% 7/14/08                        85,000         88,447
    Series 02-1 A3 4.23% 10/6/06                       148,119        149,926
  Bank One Issuance Trust Series 02-A3
    3.59% 5/17/10                                       15,000         15,494
  Capital Auto Receivable Asset Trust
    Series 04-1 A4 2.64% 11/17/08                      550,000        554,942
  Capital One Auto Finance Trust
    Series 03-A A4A 2.47% 1/15/10                       20,000         20,084
  Capital One Multi-Asset Execution Trust
    Series 03-A6 A6 2.95% 8/17/09                       15,000         15,293
    Series 03-C4 C4 6.00% 8/15/13                       75,000         81,601
  Centex Home Equity Series 02-A AF6
    5.54% 1/25/32                                       65,000         68,930
 oChase Funding Mortgage Loan
    Series 04-1 2A2 1.321% 12/25/33                    525,000        525,000
 #Chase Funding Net Interest Margin
    Series 03-6A 144A 5.00% 12/27/33                    39,822         39,774

                                                       Principal       Market
                                                         Amount*   Value (U.S.$)

ASSET-BACKED SECURITIES (continued)
  Citibank Credit Card Issuance Trust
    Series 02-A1 A1 4.95% 2/9/09               USD        30,000    $  32,174
    Series 03-A3 A3 3.10% 3/10/10                         60,000       60,632
    Series 04-A1 A1 2.55% 1/20/09                        790,000      795,731
  CNH Equipment Trust Series 01-B A4
    4.45% 4/16/07                                        390,000      398,105
  Countrywide Certificates
   oSeries 04-1 3A 1.37% 4/25/34                         302,317      302,600
   #Series 04-1NIM Note 144A
    6.00% 5/25/34                                         50,000       49,750
  Equity One Series 04-1 AF3
    3.054% 4/25/34                                       380,000      384,307
 oLong Beach Mortgage Loan Trust
    Series 01-4 M3 3.84% 3/25/32                         155,000      156,932
  MBNA Credit Card Master Note Trust
    Series 03-A1 A1 3.30% 7/15/10                         60,000       61,167
   oSeries 04-A2 A2 1.24% 7/15/13                        345,000      345,431
  MMCA Automobile Trust
    Series 02-2 A4 4.30% 3/15/10                         285,000      289,543
    Series 02-2 B 4.67% 3/15/10                           41,499       41,590
  PP&L Transition Bond Series 99-1 A5
    6.83% 3/25/07                                          6,982        7,192
  Ramp Series 04-SL1 A3
    7.00% 4/25/31                                         85,000       89,284
 oResidential Asset Securities
    Series 00-KS5 AI6 7.175% 12/25/31                     94,439      100,024
  Vanderbilt Mortgage Finance
    Series 01-A A4 7.235% 6/7/28                         110,000      120,804
  Whole Auto Loan Trust
    Series 03-1 A4 2.58% 3/15/10                          45,000       45,409
    Series 03-1 B 2.24% 3/15/10                           45,000       45,317
                                                                    ---------
TOTAL ASSET-BACKED SECURITIES
  (cost $4,775,469)                                                 4,925,244
                                                                    ---------
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.88%
  Bank of America Alternative Loan Trust
    Series 03-10 2A1 6.00% 12/25/33                       38,581       40,442
    Series 04-2 1A1 6.00% 3/25/34                        109,611      113,550
  Bank of America Mortgage Securities
    Series 02-10 1A30 4.75% 11/25/32                     215,908      216,584
   oSeries 03-I 2A4 3.828% 10/25/33                        5,000        5,088
   oSeries 04-A 1A1 3.486% 2/25/34                        53,463       54,307
  Countrywide Alternative Loan Trust
    Series 04-J1 1A1 6.00% 2/25/34                       147,300      151,127
    Series 04-J2 7A1 6.00% 12/25/33                      202,000      207,416
    Series 04-J3 2A1 6.00% 9/1/33                        130,000      134,997
  Countrywide Home Loans
   oSeries 01-HYB2 3A1 5.534% 9/19/31                     52,981       53,274
    Series 03-1 1A7 4.50% 3/25/33                         13,104       13,227
   oSeries 03-21 A1 4.182% 5/25/33                        56,650       57,328
  Credit Suisse First Boston Mortgage Securities
    Series 03-23 5A1 6.00% 9/25/33                         4,523        4,695
    Series 03-23 6A1 6.50% 9/25/33                         8,823        9,314
    Series 03-23 7A1 5.00% 9/25/18                         9,227        9,487
    Series 03-29 5A1 7.00% 12/25/33                       47,941       50,971
    Series 04-1 3A1 7.00% 2/25/34                         44,039       46,489
  Deutsche Mortgage Securities Pass-Through
    Trust Series 04-2 A2 3.08% 1/25/34                    40,000       40,150

STATEMENTS                                             OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  First Horizon Mortgage Asset Securities
    Pass-Through Trust Series 02-7 1A2
    5.00% 12/25/32                             USD      158,830     $ 159,756
  GSR Mortgage Home Loan Trust
    Series 04-2F 6A1 7.00% 1/25/34                       46,214        48,823
 oMaster Adjustable Rate Mortgages Trust
    Series 03-3 3A4 4.626% 9/25/33                       35,000        35,679
    Series 03-6 1A2 3.101% 12/25/33                      10,000         9,956
  Master Alternative Loans Trust
    Series 03-9 1A1 5.50% 12/25/18                       33,645        34,817
    Series 04-1 2A1 7.00% 1/25/34                        54,908        57,242
    Series 04-3 2A1 6.25% 4/25/34                       355,000       370,087
    Series 04-3 8A1 7.00% 4/25/34                       190,000       199,322
  Master Asset Securitization Trust
    Series 03-12 3A5 5.25% 10/25/14                      29,479        30,712
    Series 03-6 8A1 5.50% 7/25/33                        89,016        91,645
  Nomura Asset Acceptance
    Series 04-AP1 A2 3.238% 3/25/34                     110,000       110,241
  Residential Accredit Loans
    Series 02-QS14 A5 5.125% 9/25/32                    454,953       460,201
  Residential Asset Securitization Trust
    Series 02-A13 A3 5.00% 12/25/17                     410,390       415,263
  Structured Asset Securities
   oSeries 02-22H 1A 7.00% 11/25/32                       2,026         2,135
    Series 03-33H 1A1 5.50% 10/25/33                     23,885        24,452
o#Summit Mortgage Trust
    Series 02-1 B2 144A 6.192% 6/28/16                   30,000        30,225
  Vende Mortgage Trust
    Series 96-1 1F 6.75% 5/15/22                         17,996        18,092
    Series 97-3 2D 7.50% 1/15/25                         18,523        18,882
  Washington Mutual MSC Mortgage
    Pass-Through CTFS Series 01-MS15 SA1
    6.00% 1/25/17                                        12,005        12,137
  Washington Mutual Series 02-S7 4A1
    4.50% 11/25/32                                      123,855       124,565
 oWells Fargo Mortgage Backed Securities
    Trust Series 03-M A1 4.774% 12/25/33                 81,402        81,567
                                                                    ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $3,662,726)                                                 3,544,245
                                                                    ---------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.37%
  Banc of America Commercial Mortgage
    Series 04-1 A3 4.429% 11/10/39                       40,000        40,938
    Series 04-1 A4 4.76% 11/10/39                        40,000        40,663
  First Union-Lehman Brothers-Bank of America
    Series 98-C2 A2 6.56% 11/18/35                      115,000       129,880
 Nomura Asset Securities Series 98-D6 A1B
    6.59% 3/15/30                                       115,000       130,470
                                                                    ---------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (cost $338,268)                                                     341,951
                                                                    ---------
CORPORATE BONDS - 30.90%
Aerospace & Defense - 0.56%
  Armor Holdings 8.25% 8/15/13                          270,000       300,375
  Raytheon 6.75% 8/15/07                                189,000       212,640
                                                                    ---------
                                                                      513,015
                                                                    ---------

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)

CORPORATE BONDS (continued)
Automobiles & Automotive Parts - 1.28%
++#Advanced Accessory Holdings 144A
     3.25% 12/15/11                            USD     125,000     $   66,875
   Advanced Accessory Systems
     10.75% 6/15/11                                     45,000         47,025
   Auburn Hills Trust 12.375% 5/1/20                   240,000        368,447
   Collins & Aikman Products
     10.75% 12/31/11                                    55,000         56,788
     11.50% 4/15/06                                     75,000         74,063
   DaimlerChrysler NA Holding
     4.05% 6/4/08                                       25,000         25,290
   Ford Motor 7.45% 7/16/31                            180,000        180,284
   General Motors
     7.125% 7/15/13                                     15,000         16,414
     8.375% 7/15/33                                    210,000        238,920
   Johnson Controls 5.00% 11/15/06                      25,000         26,796
   United Components 9.375% 6/15/13                     65,000         70,525
                                                                   ----------
                                                                    1,171,427
                                                                   ----------
Banking & Finance - 6.73%
   American General Finance 4.625% 9/1/10              380,000        396,475
   Bear Stearns 4.65% 7/2/18                            25,000         24,064
   Capital One Bank 6.50% 6/13/13                        5,000          5,449
   Citigroup
     5.875% 2/22/33                                     55,000         56,391
     6.00% 10/31/33                                     50,000         52,093
   Countrywide Home Loans 4.00% 3/22/11                285,000        282,471
   Credit Suisse First Boston USA
     6.125% 11/15/11                                    40,000         44,749
  #Erac USA Finance 144A 7.35% 6/15/08                  75,000         86,923
  #Farmers Exchange Capital 144A
     7.05% 7/15/28                                     105,000        106,776
     7.20% 7/15/48                                      95,000         94,553
  #FGIC 144A 6.00% 1/15/34                              55,000         57,582
   Finova Group 7.50% 11/15/09                         170,000        105,825
   First Union Capital II - Class A
     7.95% 11/15/29                                     20,000         25,452
   Ford Motor Credit
     5.625% 10/1/08                                     40,000         41,326
     5.80% 1/12/09                                     310,000        319,936
     6.875% 2/1/06                                     495,000        526,722
     7.00% 10/1/13                                      40,000         42,284
   Franklin Resources 3.70% 4/15/08                     45,000         45,724
   General Electric Capital 5.45% 1/15/13               60,000         64,722
  #Glencore Funding 144A 6.00% 4/15/14                 205,000        203,534
   GMAC
     4.375% 12/10/07                                   265,000        270,926
     4.50% 7/15/06                                      55,000         56,865
     6.125% 9/15/06                                     25,000         26,745
     6.75% 1/15/06                                     575,000        614,822
     7.25% 3/2/11                                       50,000         55,565
     7.75% 1/19/10                                     455,000        516,425
     8.00% 11/1/31                                      25,000         27,753
   Goldman Sachs Group
     5.25% 10/15/13                                     40,000         41,484
     6.345% 2/15/34                                    280,000        288,862
   Household Finance 4.125% 12/15/08                    65,000         67,183
   HSBC Bank USA 4.625% 4/1/14                         500,000        496,812

STATEMENTS                                            OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)

CORPORATE BONDS (continued)
Banking & Finance (continued)
  J.P. Morgan Chase 5.75% 1/2/13               USD      20,000     $   21,776
  KFW International Finance
    1.75% 3/23/10                              JPY  28,000,000        282,082
  Midland Funding II
    11.75% 7/23/05                             USD      45,822         48,686
  Morgan Stanley
    4.75% 4/1/14                                       140,000        137,975
    5.30% 3/1/13                                        25,000         26,288
  Nisource Finance 3.20% 11/1/06                        55,000         56,348
  Popular North America 4.25% 4/1/08                   100,000        103,769
o#Premium Asset Trust Series 04-01 144A
    1.21% 2/6/06                                        40,000         40,007
 #Rabobank Capital Funding II 144A
    5.26% 12/29/49                                      35,000         36,382
 oRBS Capital Trust I 4.709% 12/29/49                   20,000         19,704
 oRBS Capital Trust II 6.425% 12/29/49                 130,000        138,748
  Regions Financial 6.375% 5/15/12                      60,000         68,117
  Tanger Properties 9.125% 2/15/08                      75,000         82,500
  Wells Fargo Financial 6.125% 4/18/12                  30,000         33,822
                                                                   ----------
                                                                    6,142,697
                                                                   ----------
Building & Materials - 0.56%
  Interline Brands 11.50% 5/15/11                       95,000        103,075
 #Lone Star Industries 144A 8.85% 6/15/05               60,000         64,125
  Schuler Homes 10.50% 7/15/11                          75,000         88,875
  Standard-Pacific
    7.75% 3/15/13                                       55,000         61,050
    9.25% 4/15/12                                      110,000        129,525
 #Technical Olympic USA 144A
    7.50% 3/15/11                                       65,000         65,244
                                                                   ----------
                                                                      511,894
                                                                   ----------
Business Services - 0.12%
  Brickman Group 11.75% 12/15/09                        40,000         46,600
 #Great Lakes Dredge & Dock 144A
    7.75% 12/15/13                                      60,000         60,900
                                                                   ----------
                                                                      107,500
                                                                   ----------
Cable, Media & Publishing - 2.80%
  American Media Operation 10.25% 5/1/09                55,000         57,888
 #Atlantic Broadband Finance 144A
    9.375% 1/15/14                                     220,000        217,249
 #Cablevision Systems 144A 8.00% 4/15/12               205,000        205,513
  Charter Communications Holdings
    10.75% 10/1/09                                     195,000        171,600
  Comcast Cable Communications
    8.375% 3/15/13                                     146,000        181,672
  Comcast Cable Communications Holdings
    6.20% 11/15/08                                      70,000         77,569
  CSC Holdings 9.875% 2/15/13                           70,000         73,150
 #Echostar DBS 144A 5.75% 10/1/08                      110,000        114,125
  Historic Time Warner 8.18% 8/15/07                   160,000        186,720
  Insight Midwest 10.50% 11/1/10                        90,000         97,200
  Liberty Media
   o2.61% 9/17/06                                      185,000        187,328
    3.50% 9/25/06                                       65,000         66,237
  Lodgenet Entertainment
    9.50% 6/15/13                                       75,000         83,625
  Mediacom Broadband
    11.00% 7/15/13                                      50,000         53,750
  PanAmSat 8.50% 2/1/12                                160,000        168,000

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)

CORPORATE BONDS (continued)
Cable, Media & Publishing (continued)
  PEI Holdings 11.00% 3/15/10                  USD     100,000     $  116,000
 #Sheridan Acquisition 144A
    10.25% 8/15/11                                      55,000         59,194
  Time Warner
    7.57% 2/1/24                                       154,000        177,923
    7.70% 5/1/32                                        90,000        106,797
  Time Warner Entertainment
    8.375% 3/15/23                                      25,000         31,280
  Xm Satellite Radio 12.00% 6/15/10                     25,000         28,406
  Young Broadcasting 10.00% 3/1/11                      85,000         91,375
                                                                   ----------
                                                                    2,552,601
                                                                   ----------
Chemicals - 0.48%
  Huntsman International
    9.875% 3/1/09                                       40,000         44,200
    10.125% 7/1/09                                     105,000        107,362
  Lyondell Chemical 9.875% 5/1/07                       95,000         99,038
 #Nalco 144A 7.75% 11/15/11                             60,000         63,000
  Resolution Performance Products
    8.00% 12/15/09                                      85,000         87,125
 +Solutia 6.72% 10/15/37                                60,000         24,300
  Valspar 6.00% 5/1/07                                  15,000         16,417
                                                                   ----------
                                                                      441,442
                                                                   ----------
Consumer Products - 0.25%
  Alderwoods Group 12.25% 1/2/09                        70,000         78,750
  American Greetings 11.75% 7/15/08                     30,000         35,250
 #Corrections Corporation of America 144A
    7.50% 5/1/11                                        30,000         31,763
  Hines Nurseries 10.25% 10/1/11                        50,000         55,750
 #Service Corp International 144A
    6.75% 4/1/16                                        30,000         30,300
                                                                   ----------
                                                                      231,813
                                                                   ----------
Electronic Components - 0.11%
 #Communications & Power Industries 144A
    8.00% 2/1/12                                       100,000        102,125
                                                                   ----------
                                                                      102,125
                                                                   ----------
Energy - 2.84%
  Citgo Petroleum 11.375% 2/1/11                        45,000         52,763
  Devon Energy 7.875% 9/30/31                          145,000        178,987
  Devon Financing 7.95% 4/15/32                        300,000        372,899
  Duke Capital
    4.302% 5/18/06                                      50,000         51,305
    5.50% 3/1/14                                       360,000        364,607
 #Dynegy Holdings 144A 10.125% 7/15/13                  95,000        104,738
  El Paso Production Holding 7.75% 6/1/13               95,000         88,588
 #Encore Acquisition 144A 6.25% 4/15/14                170,000        172,338
  Enterprise Products Partners 7.50% 2/1/11             60,000         69,964
  Halliburton
    5.50% 10/15/10                                      15,000         15,909
    8.75% 2/15/21                                      260,000        326,331
 #Halliburton 144A 5.50% 10/15/10                      185,000        196,209
 #Hilcorp Energy/Finance 144A 10.50% 9/1/10            105,000        117,075
  Hornbeck Offshore Services 10.625% 8/1/08             45,000         49,725
  Kinder Morgan Energy Partners
    7.75% 3/15/32                                       25,000         30,402
    8.00% 3/15/05                                      105,000        110,936
  Northern Border Pipeline 6.25% 5/1/07                 50,000         55,028
  Transocean 6.75% 4/15/05                              35,000         36,632

STATEMENTS                                            OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)

CORPORATE BONDS (continued)
Energy (continued)
  USX
    9.125% 1/15/13                             USD       15,000    $   19,841
    9.375% 2/15/12                                       30,000        39,521
  Valero Energy 6.125% 4/15/07                           40,000        44,008
  Valero Logistics Operations
    6.05% 3/15/13                                        70,000        75,956
  Weatherford International
    4.95% 10/15/13                                       20,000        20,357
                                                                   ----------
                                                                    2,594,119
                                                                   ----------
Environmental Services - 0.19%
 #Casella Waste Systems 144A
    9.75% 2/1/13                                         45,000        50,625
  IESI 10.25% 6/15/12                                   110,000       121,000
                                                                   ----------
                                                                      171,625
                                                                   ----------
Farming & Agricultural - 0.20%
  Universal 6.50% 2/15/06                                40,000        43,073
  UST
    6.625% 7/15/12                                       90,000       102,255
    8.80% 3/15/05                                        35,000        37,195
                                                                   ----------
                                                                      182,523
                                                                   ----------
Food, Beverage & Tobacco - 1.13%
  Anheuser-Busch 5.00% 3/1/19                            45,000        45,257
  Archer-Daniels-Midland 8.125% 6/1/12                   55,000        69,144
  B&G Foods 9.625% 8/1/07                               130,000       134,225
  Chiquita Brands International
    10.56% 3/15/09                                      125,000       138,750
 #Commonwealth Brands 144A
    10.625% 9/1/08                                       55,000        60,775
  Great Atlantic & Pacific Tea 9.125% 12/15/11           35,000        30,800
 #Gold Kist 144A 10.25% 3/15/14                          45,000        45,675
  Kraft Foods
    4.00% 10/1/08                                        95,000        97,853
    5.625% 11/1/11                                       35,000        38,012
 #Le-Natures 144A 9.50% 6/15/13                          60,000        63,900
 #Miller Brewing 144A 4.25% 8/15/08                      10,000        10,360
  Nabisco 6.85% 6/15/05                                  70,000        74,044
 #PPC Escrow 144A 9.25% 11/15/13                        105,000       110,250
 #Standard Commercial 144A
    8.00% 4/15/12                                       105,000       109,463
                                                                   ----------
                                                                    1,028,508
                                                                   ----------
Healthcare & Pharmaceuticals - 0.62%
  Ameripath 10.50% 4/1/13                                60,000        61,500
 #Ameripath 144A 10.50% 4/1/13                           85,000        87,125
  GlaxoSmithKline Capital 4.375% 4/15/14                 75,000        74,969
  GlaxoSmithKline Capital 5.375% 4/15/34                 55,000        54,795
  Medco Health Solutions 7.25% 8/15/13                  190,000       214,576
  Schering-Plough 5.30% 12/1/13                          70,000        73,176
                                                                   ----------
                                                                      566,141
                                                                   ----------
Insurance - 0.64%
  Allstate 5.35% 6/1/33                                  45,000        43,264
  AON 7.375% 12/14/12                                    75,000        88,419
 #Farmers Insurance Exchange 144A
    8.625% 5/1/24                                         5,000         5,901
  Harleysville Group 5.75% 7/15/13                       15,000        14,774
 #Massachusetts Mutual Life Insurance 144A
    5.625% 5/15/33                                       65,000        65,837

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)

CORPORATE BONDS (continued)
Insurance (continued)
  #Nationwide Mutual Insurance 144A
     6.60% 4/15/34                             USD      45,000     $   44,899
     7.875% 4/1/33                                      20,000         24,530
 o#Oil Insurance 144A 5.15% 8/15/33                     80,000         83,154
   Progressive 6.375% 1/15/12                           70,000         80,009
   Prudential Financial 5.75% 7/15/33                   45,000         44,774
   TIG Holdings 8.125% 4/15/05                          85,000         89,250
                                                                   ----------
                                                                      584,811
                                                                   ----------
Internet Services - 0.10%
   USA Interactive 6.75% 11/15/05                       85,000         90,353
                                                                   ----------
                                                                       90,353
                                                                   ----------
Leisure, Lodging & Entertainment - 1.67%
   Ameristar Casinos 10.75% 2/15/09                    110,000        127,738
   Argosy Gaming 9.00% 9/1/11                          175,000        197,750
   Boyd Gaming 9.25% 8/1/09                             69,000         77,711
  #Boyd Gaming 144A 6.75% 4/15/14                      115,000        116,294
   Caesars Entertainment 9.375% 2/15/07                150,000        169,500
++#Cinemark 144A 9.75% 3/15/14                          85,000         53,125
   Felcor Lodging 10.00% 9/15/08                       110,000        117,700
   Hard Rock Hotel 8.875% 6/1/13                        55,000         59,125
   Herbst Gaming 10.75% 9/1/08                         100,000        113,250
   Penn National Gaming 8.875% 3/15/10                 195,000        213,525
   Royal Caribbean Cruises 7.25% 3/15/18                75,000         78,750
++#Town Sports International 144A
     11.00% 2/1/14                                     155,000         87,575
   Wheeling Island Gaming 10.125% 12/15/09             100,000        108,500
                                                                   ----------
                                                                    1,520,543
                                                                   ----------
Metals & Mining - 0.13%
   AK Steel 7.75% 6/15/12                               65,000         58,337
   Barrick Gold Finance 7.50% 5/1/07                    10,000         11,527
   United States Steel 10.75% 8/1/08                    40,000         46,800
                                                                   ----------
                                                                      116,664
                                                                   ----------
Packaging & Containers - 0.41%
   AEP Industries 9.875% 11/15/07                       55,000         57,063
   Consolidated Container 10.125% 7/15/09               75,000         60,750
   Pliant 11.125% 9/1/09                               100,000        105,000
  #Portola Packaging 144A 8.25% 2/1/12                 110,000         97,350
   Radnor Holdings 11.00% 3/15/10                       65,000         52,975
                                                                   ----------
                                                                      373,138
                                                                   ----------
Paper & Forest Products - 0.69%
   Bowater 9.00% 8/1/09                                150,000        169,875
   Fort James 7.75% 11/15/23                           230,000        244,950
  #Newark Group 144A 9.75% 3/15/14                     100,000         99,000
   Potlatch 12.50% 12/1/09                              95,000        117,800
                                                                   ----------
                                                                      631,625
                                                                   ----------
REITs - 0.17%
  #BF Saul 144A 7.50% 3/1/14                           110,000        111,925
   Developers Diversified Realty
     4.625% 8/1/10                                      40,000         41,129
                                                                   ----------
                                                                      153,054
                                                                   ----------

STATEMENTS                                            OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)
CORPORATE BONDS (continued)
  Retail - 1.14%
  CVS 3.875% 11/1/07                           USD      45,000     $   46,521
  Denny's 12.75% 9/30/07                                85,000         93,074
 #Friendly Ice Cream 144A
    8.375% 6/15/12                                      75,000         77,625
 #FTD 144A 7.75% 2/15/14                                50,000         50,250
++J Crew Intermediate 16.00% 5/15/08                    10,000          7,800
  J Crew Operating 10.375% 10/15/07                     20,000         20,300
  Kroger 6.80% 4/1/11                                   80,000         91,935
  Lowe's 7.50% 12/15/05                                 50,000         54,764
  May Department Stores 7.15% 8/15/04                  145,000        147,969
 #O'Charleys 144A 9.00% 11/1/13                         75,000         78,750
  Office Depot 10.00% 7/15/08                           35,000         42,525
  Petco Animal Supplies 10.75% 11/1/11                  45,000         52,763
  Remington Arms 10.50% 2/1/11                          80,000         81,400
  Safeway
    3.80% 8/15/05                                       70,000         71,635
    6.15% 3/1/06                                        15,000         16,092
  Target 5.95% 5/15/06                                  75,000         81,212
  Wendy's International 6.35% 12/15/05                  25,000         26,839
                                                                   ----------
                                                                    1,041,454
                                                                   ----------
Technology/Hardware - 0.39%
  Activant Solutions 10.50% 6/15/11                    100,000        105,000
  Dell
    6.55% 4/15/08                                       15,000         16,942
    7.10% 4/15/28                                       70,000         84,037
  Electronic Data Systems 6.00% 8/1/13                   5,000          4,861
  Northern Telecom Capital 7.875% 6/15/26               90,000         92,700
 #Stratus Technologies 144A 10.375% 12/1/08             55,000         55,550
                                                                   ----------
                                                                      359,090
                                                                   ----------
Technology/Semiconductors - 0.13%
 #Amkor Technology 144A 7.125% 3/15/11                 115,000        115,575
                                                                   ----------
                                                                      115,575
                                                                   ----------
Telecommunications - 2.46%
  Alamosa Delaware 11.00% 7/31/10                        9,000          9,653
 #Alamosa Delaware 144A 8.50% 1/31/12                   40,000         38,200
  Alaska Communications Systems
    9.875% 8/15/11                                      60,000         60,900
  AT&T
    7.50% 6/1/06                                        40,000         44,006
    8.05% 11/15/11                                     100,000        117,107
    8.75% 11/15/31                                      95,000        112,447
  Centennial Cellular Operating
    10.125% 6/15/13                                     80,000         82,800
  Cincinnati Bell 8.375% 1/15/14                        85,000         83,725
  Citizens Communications 8.50% 5/15/06                 25,000         27,487
  Crown Castle International 10.75% 8/1/11              15,000         16,875
  Dobson Communications 8.875% 10/1/13                  75,000         59,250
  GTE 7.90% 2/1/27                                     670,000        755,659
  MetroPCS 10.75% 10/1/11                               20,000         21,300
  Nextel Partners 12.50% 11/15/09                       17,000         20,060
 #Primus Telecommunications 144A
    8.00% 1/15/14                                       30,000         28,800
 #Qwest Services 144A 13.50% 12/15/10                  120,000        140,100
  Sprint Capital
    6.375% 5/1/09                                       10,000         11,157
    8.375% 3/15/12                                      20,000         24,396
    8.75% 3/15/32                                       75,000         95,136

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)

CORPORATE BONDS (continued)
Telecommunications (continued)
  Telecomunicaciones de Puerto de
  Puerto Rico 6.65% 5/15/06                    USD      104,000    $  112,742
++US Unwired 13.375% 11/1/09                             60,000        56,400
  Verizon Global Funding
    7.25% 12/1/10                                        15,000        17,703
    7.75% 12/1/30                                         6,000         7,316
  Verizon New Jersey 7.85% 11/15/29                       4,000         4,930
  Verizon New York
    6.875% 4/1/12                                       125,000       142,496
    7.375% 4/1/32                                        65,000        74,259
  Verizon Pennsylvania 5.65% 11/15/11                    25,000        26,953
  Verizon Wireless Capital 5.375% 12/15/06               50,000        53,895
 +WorldCom 7.50% 5/15/11                                 10,000         3,225
                                                                   ----------
                                                                    2,248,977
                                                                   ----------
Textiles, Apparel & Furniture - 0.20%
  Interface 10.375% 2/1/10                              120,000       136,200
  Warnaco 8.875% 6/15/13                                 45,000        48,713
                                                                   ----------
                                                                      184,913
                                                                   ----------
Transportation & Shipping - 0.41%
  Continental Airlines 6.503% 6/15/11                    55,000        54,227
  Delta Air Lines 6.417% 7/2/12                          35,000        37,702
  Kansas City Southern Railway 9.50% 10/1/08             83,000        92,544
  OMI 7.625% 12/1/13                                     75,000        78,188
  Overseas Shipholding Group 8.25% 3/15/13               60,000        66,300
  Seabulk International 9.50% 8/15/13                    40,000        42,000
                                                                   ----------
                                                                      370,961
                                                                   ----------
Utilities - 4.49%
 #Allegheny Energy Supply Statutory Trust 2001
    Series B 144A 13.00% 11/15/07                        15,000        15,450
  American Electric Power 6.125% 5/15/06                 60,000        64,851
  Avista
    7.75% 1/1/07                                         85,000        95,144
    9.75% 6/1/08                                         45,000        54,450
  Calpine
    8.25% 8/15/05                                        90,000        86,400
    10.50% 5/15/06                                      170,000       161,500
o#Calpine Generating 144A 7.00% 4/1/10                   80,000        76,600
  Cogentrix Energy 8.75% 10/15/08                        60,000        63,600
  Consolidated Edison 3.625% 8/1/08                      30,000        30,630
  Consumers Energy
    6.00% 3/15/05                                        40,000        41,489
    6.25% 9/15/06                                       340,000       368,704
  Detroit Edison
    5.05% 10/1/05                                        60,000        62,807
    6.35% 10/15/32                                        5,000         5,473
  Edison Mission Energy 9.875% 4/15/11                   20,000        21,150
  El Paso Natural Gas 7.625% 8/1/10                      55,000        56,925
  Elwood Energy 8.159% 7/5/26                            22,886        24,030
  Energy East 6.75% 9/15/33                              10,000        10,888
  Exelon Generation 6.95% 6/15/11                        85,000        98,412
  FPL Group Capital
    3.25% 4/11/06                                        80,000        81,919
    7.625% 9/15/06                                       10,000        11,269
  Homer City Funding 8.137% 10/1/19                      50,000        55,500
  Illinois Power 7.50% 6/15/09                           60,000        68,100
 #Metropolitan Edison 144A 4.875% 4/1/14                390,000       388,959
  Midwest Generation 8.30% 7/2/09                        65,000        66,950
 +Mirant Americas Generation 7.625% 5/1/06                5,000         3,725

STATEMENTS                                            OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)
CORPORATE BONDS (continued)
  Utilities (continued)
 #NRG Energy 144A 8.00% 12/15/13                 USD      95,000    $  98,563
  Oncor Electric Delivery
    7.00% 5/1/32                                          35,000       40,105
  Orion Power Holdings
    12.00% 5/1/10                                         60,000       74,550
  Pacific Gas & Electric
    4.80% 3/1/14                                          40,000       40,284
    6.05% 3/1/34                                         482,000      489,546
  Pacificorp 6.375% 5/15/08                              290,000      328,164
 #Power Contract Financing 144A
    5.20% 2/1/06                                          17,461       17,839
  PP&L Capital Funding 7.75% 4/15/05                     180,000      190,421
  Progress Energy 6.75% 3/1/06                            60,000       65,066
  PSEG Energy Holdings 7.75% 4/16/07                      55,000       58,438
  PSEG Power 8.625% 4/15/31                               15,000       19,869
  Puget Energy 7.69% 2/1/11                              250,000      303,688
  Reliant Resources 9.50% 7/15/13                         55,000       60,913
  Rochester Gas & Electric
    6.375% 9/1/33                                          5,000        5,441
  Sempra Energy 6.925% 7/1/04                             10,000       10,128
  Southern California Edison
    6.00% 1/15/34                                         45,000       46,414
  Southern Capital Funding
    5.30% 2/1/07                                          40,000       43,636
  Tennessee Gas Pipeline 8.375% 6/15/32                   55,000       58,025
  TXU Energy 7.00% 3/15/13                                30,000       34,449
  Xcel Energy 7.00% 12/1/10                               80,000       93,540
                                                                  -----------
                                                                    4,094,004
                                                                  -----------
TOTAL CORPORATE BONDS
  (cost $27,948,893)                                               28,202,592
                                                                  -----------
FOREIGN BONDS - 16.49%
  Aruba - 0.19%
  UFJ Finance Aruba 6.75% 7/15/13                USD     155,000      171,707
                                                                  -----------
                                                                      171,707
                                                                  -----------
Australia - 0.59%
  New South Wales Treasury
    8.00% 3/1/08                                 AUD     100,000       83,151
  Queensland Treasury
    6.00% 6/14/11                                AUD     375,000      291,003
    6.00% 8/14/13                                AUD     160,000      125,242
 #SingTel Optus Finance
  Property 144A
    8.125% 6/15/09                               USD      30,000       36,098
                                                                  -----------
                                                                      535,494
                                                                  -----------
Austria - 0.90%
  Oesterreich Kontrollbank
    1.80% 3/22/10                                JPY  12,000,000      122,470
  Republic Of Austria
    5.25% 1/4/11                                 EUR     240,000      325,207
 #Sappi Papier Holding 144A
    7.50% 6/15/32                                USD     315,000      369,338
                                                                  -----------
                                                                      817,015
                                                                  -----------
Brazil - 0.33%
  Federal Republic of Brazil
    11.00% 8/17/40                               USD     280,000      300,440
                                                                  -----------
                                                                      300,440
                                                                  -----------

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)

FOREIGN BONDS (continued)
Canada - 1.23%
  Alcan 6.125% 12/15/33                          USD     541,000   $  572,467
  Canadian Government
    0.70% 3/20/06                                JPY  25,000,000      242,578
 #Hollinger 144A 11.875% 3/1/11                  USD      45,000       52,650
  Hydro Quebec 8.40% 1/15/22                     USD      45,000       62,172
 #Norske Skog Canada 144A
    7.375% 3/1/14                                USD      65,000       67,275
  Rogers Cablesystems
    10.00% 3/15/05                               USD      85,000       91,375
  Thomson 5.75% 2/1/08                           USD      35,000       38,448
                                                                   ----------
                                                                    1,126,965
                                                                   ----------
Cayman Islands - 1.31%
  Bluewater Finance
    10.25% 2/15/12                               USD      70,000       73,150
o#DBS Capital Funding 144A
    7.657% 3/31/49                               USD     260,000      305,655
 #Gemstone Investor 144A
    7.71% 10/31/04                               USD      15,000       15,038
  Mizuho Financial Group
    8.375% 12/29/49                              USD     125,000      134,512
 #Mizuho Financial Group 144A
    5.79% 4/15/14                                USD     645,000      662,932
                                                                   ----------
                                                                    1,191,287
                                                                   ----------
Chile - 0.02%
  Celulosa Arauco 8.625% 8/15/10                 USD      15,000       18,332
                                                                   ----------
                                                                       18,332
                                                                   ----------
Dominican Republic - 0.01%
 #Federal Republic of Dominican
  Republic 144A 9.04% 1/23/13                    USD      10,000        7,250
                                                                   ----------
                                                                        7,250
                                                                   ----------
Ecuador - 0.17%
++Republic of Ecuador
  7.00% 8/15/30                                  USD     175,000      156,406
                                                                   ----------
                                                                      156,406
                                                                   ----------
Finland - 0.53%
  Finland Government
    5.00% 4/25/09                                EUR      80,000      106,942
  Republic of Finland
    5.75% 2/23/11                                EUR     270,000      376,758
                                                                   ----------
                                                                      483,700
                                                                   ----------
France - 1.08%
  France  Government
    5.50% 10/25/07                               EUR     245,000      329,475
    5.50% 4/25/10                                EUR     260,000      356,445
  France Telecom 9.00% 3/1/11                    USD     130,000      159,027
 #Rhodia 144A 8.875% 6/1/11                      USD     170,000      142,800
                                                                   ----------
                                                                      987,747
                                                                   ----------

STATEMENTS                                            OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                       Amount*    Value (U.S.$)
FOREIGN BONDS (continued)
Germany - 2.72%
  Deutsche Telekom International
    Finance 8.75% 6/15/30                        USD     383,000   $  503,939
  Deutschland Republic
    4.00% 7/4/09                                 EUR      90,000      115,152
    4.125% 7/4/08                                EUR     180,000      231,834
    4.50% 1/4/13                                 EUR     400,000      516,708
    5.00% 7/4/11                                 EUR     430,000      576,147
    5.25% 1/4/11                                 EUR     150,000      203,866
    6.25% 1/4/30                                 EUR     100,000      150,698
 #Gazprom 144A
    9.625% 3/1/13                                USD     160,000      184,800
                                                                   ----------
                                                                    2,483,144
                                                                   ----------
Greece - 0.17%
  Hellenic Republic 6.30% 1/29/09                EUR     110,000      154,158
                                                                   ----------
                                                                      154,158
                                                                   ----------
Ireland - 0.08%
  Smurfit Capital Funding
    7.50% 11/20/25                               USD      70,000       70,700
                                                                   ----------
                                                                       70,700
                                                                   ----------
Italy - 0.49%
  Republic of Italy
    3.75% 6/8/05                                 JPY   7,000,000       70,123
    3.80% 3/27/08                                JPY  30,000,000      324,765
    5.75% 7/25/16                                EUR      40,000       55,966
                                                                   ----------
                                                                      450,854
                                                                   ----------
Luxembourg - 0.59%
  Tyco International Group
    6.375% 2/15/06                               USD      95,000      101,191
    6.875% 1/15/29                               USD     415,000      436,882
                                                                   ----------
                                                                      538,073
                                                                   ----------
Mexico - 0.60%
  Pemex Project Funding Master Trust
    8.50% 2/15/08                                USD     345,000      403,995
    9.125% 10/13/10                              USD      65,000       79,950
  Petroleos Mexicanos
    9.50% 9/15/27                                USD      15,000       18,750
 #Telefonos de Mexico 144A
    4.50% 11/19/08                               USD      40,000       41,004
                                                                   ----------
                                                                      543,699
                                                                   ----------
Netherlands - 0.46%
  Aegon 4.75% 6/1/13                             USD      50,000       50,914
  Netherlands Government
    5.25% 7/15/08                                EUR     260,000      349,414
  Telefonica Europe 7.35% 9/15/05                USD      15,000       16,193
                                                                   ----------
                                                                      416,521
                                                                   ----------
Norway - 0.27%
  Ocean Rig Norway 10.25% 6/1/08                 USD     150,000      141,750
  Petroleum Geo-Services
    8.00% 11/5/06                                USD      25,000       25,688
    10.00% 11/5/10                               USD      72,000       79,020
                                                                   ----------
                                                                      246,458
                                                                   ----------
Panama - 0.20%
  Republic of Panama
    8.125% 4/28/34                               USD      95,000       95,950
    8.875% 9/30/27                               USD      77,000       83,930
                                                                   ----------
                                                                      179,880
                                                                   ----------

                                                      Principal      Market
                                                        Amount*   Value (U.S.$)

FOREIGN BONDS (continued)
Peru - 0.04%
  Republic of Peru 8.75% 11/21/33                USD      40,000    $  40,440
                                                                  -----------
                                                                       40,440
                                                                  -----------
Philippines - 0.18%
  Republic of Philippines
    8.875% 3/17/15                               USD      55,000       54,725
    10.625% 3/16/25                              USD     100,000      109,375
                                                                  -----------
                                                                      164,100
                                                                  -----------
Poland - 0.79%
  Poland Government
    5.00% 10/24/13                               PLZ   1,950,000      448,170
    5.75% 6/24/08                                PLZ     600,000      150,878
    6.00% 11/24/09                               PLZ     320,000       80,480
    8.50% 11/12/06                               PLZ     150,000       40,763
                                                                  -----------
                                                                      720,291
                                                                  -----------
Russia -- 0.05%
++Russian Federation
    5.00% 3/31/30                                USD      45,000       45,180
                                                                  -----------
                                                                       45,180
                                                                  -----------
Spain - 0.67%
  Kingdom of Spain 3.10% 9/20/06                 JPY  60,000,000      615,541
                                                                  -----------
                                                                      615,541
                                                                  -----------
Supranational - 0.72%
  European Investment Bank
    3.00% 9/20/06                                JPY  25,000,000      255,982
  Inter-American Development Bank
    1.90% 7/8/09                                 JPY  40,000,000      405,281
                                                                  -----------
                                                                      661,263
                                                                  -----------
Sweden - 1.23%
 #Nordea Bank Sweden 144A
    5.25% 11/30/12                               USD      55,000       58,254
  Stena 9.625% 12/1/12                           USD      60,000       68,400
  Swedish Government
    5.00% 1/28/09                                SEK   1,300,000      184,305
    5.25% 3/15/11                                SEK   1,310,000      188,220
    5.50% 10/8/12                                SEK   4,300,000      627,071
                                                                  -----------
                                                                    1,126,250
                                                                  -----------
United Kingdom - 0.60%
  Avecia Group PLC 11.00% 7/1/09                 USD      60,000       51,300
  Chippac International
    12.75% 8/1/09                                USD     140,000      153,300
  Royal Bank of Scotland
    7.816% 11/29/49                              USD     265,000      290,927
  Vodafone Group 5.375% 1/30/15                  USD      50,000       52,491
                                                                  -----------
                                                                      548,018
                                                                  -----------
Venezuela - 0.27%
  Venezuela Government
    6.75% 3/31/20                                USD     250,000      235,566
 #Venezuela Government 144A
    10.75% 9/19/13                               USD      12,000       12,600
                                                                  -----------
                                                                      248,166
                                                                  -----------
TOTAL FOREIGN BONDS (cost $14,726,281)                             15,049,079
                                                                  -----------

STATEMENTS                                            OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal      Market
                                                        Amount*   Value (U.S.$)
MUNICIPAL BONDS - 2.72%
  Allentown, Pennsylvania
    3.98% 10/1/11                                USD    320,000     $ 319,239
  Aruba Airport Authority
    7.70% 1/1/13                                        200,000       234,920
  California State 5.00% 2/1/33                           5,000         5,005
  Forsyth, Montana Pollution
    Control Revenue
    (Portland General Project)
    Series A 5.20% 5/1/33                                20,000        21,500
  Hoboken, New Jersey General
    Obligation Taxable Series B
    4.26% 2/1/10                                         60,000        61,803
    5.33% 2/1/18                                         65,000        68,464
  Hoboken, New Jersey Refunding
    Taxable Pension 6.50% 4/1/26                         25,000        27,834
  Illinois State Taxable Pension
    5.10% 6/1/33                                        135,000       130,437
  Industry Urban Development Agency
    4.50% 5/1/10                                        195,000       200,411
  LA Quinta Redevelopment
    Agency Tax Allocation
    5.45% 9/1/13                                         15,000        15,785
    6.24% 9/1/23                                         10,000        10,726
  Long Island, New York Power
    Authority Series A 5.00% 6/1/08                       5,000         5,466
  Los Angeles, California Community
    Redevelopment 5.60% 7/1/18                           80,000        83,090
  Manchester New Hampshire Taxable
    5.375% 12/1/11                                      110,000       119,979
  Metropolitan Washington
    District of Columbia Airport Authority
    4.62% 10/1/10                                        15,000        15,725
  New Jersey Economic Development
    Authority Special Facility Revenue
    (Continental Airlines Project)
    6.25% 9/15/29 (AMT)                                  15,000        12,068
  Sacramento County Public Finance
    Authority Series B
    3.82% 12/1/08                                       115,000       117,692
    5.18% 12/1/13                                       105,000       108,715
  State of Oregon 5.892% 6/1/27                          65,000        70,463
  West Virginia Economic
    Development Authority
    5.37% 7/1/20                                        590,000       618,231
    6.07% 7/1/26                                         45,000        47,327
  Wisconsin State General Revenue
    5.70% 5/1/26                                        175,000       184,986
                                                                    ---------
TOTAL MUNICIPAL BONDS (cost $2,399,815)                             2,479,866
                                                                    ---------

U.S. TREASURY OBLIGATIONS - 9.86%
  U.S. Treasury Bond 6.00% 2/15/26                      832,000       964,860
  U.S. Treasury Inflation Index Bonds
    3.375% 4/15/32                                      208,644       276,788
  U.S. Treasury Inflation Index Notes
   ^1.875% 7/15/13                                      151,230       157,604
    2.00% 1/15/14                                       375,806       394,450
    3.375% 1/15/07                                      555,156       611,995

                                                      Principal      Market
                                                        Amount*   Value (U.S.$)

U.S. TREASURY OBLIGATIONS (continued)
  U.S. Treasury Notes
    1.625% 2/28/06                               USD      35,000   $   35,066
    2.25% 2/15/07                                        240,000      242,119
    2.625% 11/15/06                                      290,000      295,800
    3.00% 2/15/09                                        220,000      222,458
    3.25% 1/15/09                                        120,000      122,780
    5.00% 8/15/11                                        850,000      936,893
    6.125% 8/15/07                                     4,195,000    4,735,764
                                                                   ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $8,943,597)                                                 8,996,577
                                                                   ----------

                                                      Number of
                                                       Shares
PREFERRED STOCK - 0.43%
  Alamosa Delaware 7.50%                                      15        7,069
  Cablevision Systems 11.75%                               1,340      140,565
 #Centaur Funding 144A 9.08%                                  55       71,913
 +Host Marriott Class B 10.00%                               225        5,807
  Nexen 7.35%                                              5,200      139,932
  TNP Enterprises PIK 14.50%                                  21       24,507
                                                                   ----------
TOTAL PREFERRED STOCK (cost $381,770)                                 389,793
                                                                   ----------
                                                      Principal
                                                        Amount
REPURCHASE AGREEMENTS - 12.13%
  With BNP Paribas 1.00% 4/1/04
    (dated 3/31/04, to be repurchased
    at $5,457,951 collateralized by
    $1,461,800 U.S. Treasury Bills due
    4/8/04, market value $1,461,512,
    $468,000 U.S. Treasury Bills due
    6/17/04, market value $467,081,
    $1,521,000 U.S. Treasury Bills due
    8/5/04, market value $1,516,054,
    $390,800 U.S. Treasury Bills due
    8/19/04, market value $389,314,
    $944,200 U.S. Treasury Bills due
    9/9/04, market value $940,054,
    $786,000 U.S. Treasury Notes 1.75%
    due 12/31/04, market value $793,351)         USD   5,457,800    5,457,800
  With UBS Warburg 0.99% 4/1/04
    (dated 3/31/04, to be repurchased
    at $5,616,355 collateralized by
    $376,800 U.S. Treasury Notes
    6.50% due 5/15/05, market value
    $408,043, $1,170,000 U.S. Treasury
    Notes 9.375% due 2/15/06, market
    value $1,352,701, $1,170,000
    U.S. Treasury Notes 7.00% due 7/15/06,
    market value $1,324,979, $1,170,000
    U.S. Treasury Notes 5.50% due 2/15/08,
    market value $1,312,544, $1,170,000
    U.S. Treasury Notes 5.625% due
    5/15/08, market value $1,337,586)                  5,616,200    5,616,200
                                                                   ----------
TOTAL REPURCHASE AGREEMENTS
  (cost $11,074,000)                                               11,074,000
                                                                   ----------

STATEMENTS                                            OPTIMUM FIXED INCOME FUND
  OF NET ASSETS (CONTINUED)


TOTAL MARKET VALUE OF SECURITIES - 109.28%
  (cost $98,857,580)                                              $99,737,065
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (9.28%)                                           (8,467,499)
                                                                  -----------
NET ASSETS APPLICABLE TO 10,159,408 SHARES
  OUTSTANDING - 100.00%                                           $91,269,566
                                                                  ===========

Net Asset Value - Optimum Fixed Income Fund
  Class A ($12,049,068 / 1,342,500 Shares)                              $8.98
                                                                        -----
Net Asset Value - Optimum Fixed Income Fund
  Class B ($4,296,049 / 478,002 Shares)                                 $8.99
                                                                        -----
Net Asset Value -- Optimum Fixed Income Fund
  Class C ($52,648,320 / 5,856,302 Shares)                              $8.99
                                                                        -----
Net Asset Value - Optimum Fixed Income Fund
  Institutional Class ($22,276,129 / 2,482,604 Shares)                  $8.97
                                                                        -----

COMPONENTS OF NET ASSETS AT MARCH 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                              $89,510,974
Undistributed net investment income**                                 206,252
Accumulated net realized gain on investments                          650,676
Net unrealized appreciation of investments
  and foreign currencies                                              901,664
                                                                  -----------
Total net assets                                                  $91,269,566
                                                                  ===========

  *Principal amount is stated in the currency in which each bond is denominated.

 **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  #Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note #10 in "Notes to Financial Statements."

  +Non-income producing security. Security currently in default.

 ++Step coupon bond.

+++Securities have been classified by country of origin. Classification by type of business has been presented in Note #12 to the Financial Statements.

  ^Fully or partially pledged as collateral for financial futures contracts.

  oVariable Rate Notes - the interest rate shown is the rate as of March 31, 2004.

SUMMARY OF ABBREVIATIONS:
AUD - Australian Dollar
EUR - European Monetary Unit
JPY - Japanese Yen
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
AMT - Subject to Alternative Minimum Tax
GNMA - Government National Mortgage Association
PIK - Pay-in-kind
REIT - Real Estate Investment Trust
SLMA - Student Loan Marketing Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM FIXED INCOME FUND
Net asset value Class A (A)                                             $8.98
Sales charge (4.50% of offering price, or 4.68% of
amount invested per share) (B)                                           0.42
                                                                        -----
Offering price                                                          $9.40
                                                                        =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                           OPTIMUM INTERNATIONAL FUND
  OF NET ASSETS (CONTINUED)                          March 31, 2004

                                                        Number of      Market
                                                          Shares   Value (U.S.$)

COMMON STOCK - 93.64%**
Australia - 7.00%
  Amcor                                                    49,408   $  301,764
  Coles Myer                                               34,278      212,497
  Foster's Group                                          108,898      364,977
  National Australia Bank                                  18,969      448,938
  Orica                                                     4,240       46,225
  Telstra                                                  68,722      238,195
  The News Corporation                                     12,267      441,367
                                                                    ----------
                                                                     2,053,963
                                                                    ----------
Austria - 0.98%
  Erste Bank der Oestereichischen Sparkassen                1,919      287,236
                                                                    ----------
                                                                       287,236
                                                                    ----------
Belgium - 0.62%
  Electrabel                                                  561      182,694
                                                                    ----------
                                                                       182,694
                                                                    ----------
Bermuda - 1.26%
  Tyco International                                       12,954      371,132
                                                                    ----------
                                                                       371,132
                                                                    ----------
Brazil - 1.64%
  Cia de Bebidas das Americas ADR                           7,164      143,280
  Cia Vale do Rio Doce ADR                                  3,403      186,825
  Unibanco de Bancos Brasileiros GDR                        6,158      150,686
                                                                    ----------
                                                                       480,791
                                                                    ----------
Finland - 0.56%
  UPM-Kymmene                                               9,000      164,795
                                                                    ----------
                                                                       164,795
                                                                    ----------
France - 4.57%
  Compagnie de Saint Gobain                                 5,568      281,296
 +JC Decaux                                                 8,961      200,311
  Societe Generale - Class A                                3,273      279,542
  Total Fina Elf                                            3,164      580,903
                                                                    ----------
                                                                     1,342,052
                                                                    ----------
Germany - 4.61%
  Bayer                                                    10,504      257,522
 +Bayerische Hypo-und Vereinsbank                           5,966      117,159
  Bayerische Motoren Werke                                  7,117      291,245
  RWE                                                       8,816      395,440
  SAP                                                       1,862      292,891
                                                                    ----------
                                                                     1,354,257
                                                                    ----------
Hong Kong - 5.25%
  ASM Pacific Technology                                   31,500      140,295
  Cathay Pacific Airways                                   70,000      142,855
  CNOOC ADR                                                 5,360      230,479
  Esprit Holdings                                          49,000      205,657
  Hong Kong & China Gas                                    52,000       89,769
  Hong Kong Electric                                       42,500      187,105
  Shangri-La Asia                                         204,246      203,169
  Sun Hung Kai Properties                                  16,000      146,321
  Wharf Holdings                                           65,000      195,223
                                                                    ----------
                                                                     1,540,873
                                                                    ----------
Hungary - 0.50%
+#OPT Bank GDR 144A                                         3,869      146,731
                                                                    ----------
                                                                       146,731
                                                                    ----------

                                                        Number of      Market
                                                          Shares   Value (U.S.$)

COMMON STOCK** (continued)
India - 0.81%
  ICICI Bank ADR                                          14,873    $  237,224
                                                                    ----------
                                                                       237,224
                                                                    ----------
Italy - 1.23%
  Banca Intesa                                           109,461       361,850
                                                                    ----------
                                                                       361,850
                                                                    ----------
Japan - 19.90%
  Canon                                                   10,000       518,096
  Daiwa Securities                                        18,000       147,066
  Eisai                                                    8,000       216,850
  Hitachi                                                 35,000       271,495
  Ito-Yokado                                               3,000       136,685
  Keyence Corporation                                        600       146,258
  Matsushita Electric Industrial                          19,000       293,670
  Millea Holdings                                             11       171,289
  Mitsubishi Tokyo Financial                                  30       297,015
  Murata Manufacturing                                     4,800       304,974
  Nissan Motor                                            38,000       425,531
  Sharp                                                   21,000       375,249
  Sony                                                    10,400       435,854
  Takeda Chemical Industries                               9,300       414,783
  THK                                                     10,700       211,357
  Toyota Motor                                             8,700       324,468
  UFJ Holdings                                                47       299,072
  West Japan Railway                                          27       108,223
  Yamada Denki                                             7,600       297,323
  Yamaha                                                  15,700       293,521
  Yamato Transport                                         9,000       151,218
                                                                    ----------
                                                                     5,839,997
                                                                    ----------
Netherlands - 4.06%
  ING Groep                                               15,881       348,949
  Koninklijke Philips Electronics                          7,509       217,130
  Reed Elsevier                                           20,167       266,172
  Royal Dutch Petroleum                                    7,564       359,267
                                                                    ----------
                                                                     1,191,518
                                                                    ----------
New Zealand - 1.20%
  Telecom Corporation of New Zealand                      91,416       353,598
                                                                    ----------
                                                                       353,598
                                                                    ----------
Norway - 0.85%
 +Golar LNG                                               16,400       249,015
                                                                    ----------
                                                                       249,015
                                                                    ----------
Republic of Korea - 3.60%
 +Kookmin Bank                                             4,420       179,275
  POSCO ADR                                                6,000       212,340
  Samsung Electronics                                      1,330       663,579
                                                                    ----------
                                                                     1,055,194
                                                                    ----------
Russia - 0.89%
  Mobile Telesystems ADR                                   1,978       260,107
                                                                    ----------
                                                                       260,107
                                                                    ----------
Singapore - 1.01%
  Jardine Matheson                                         4,400        47,960
  Oversea-Chinese Banking                                 34,000       249,485
                                                                    ----------
                                                                       297,445
                                                                    ----------

STATEMENTS                                           OPTIMUM INTERNATIONAL FUND
  OF NET ASSETS (CONTINUED)


                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK** (continued)
South Africa - 0.72%
  Sasol                                                   13,639    $  212,078
                                                                    ----------
                                                                       212,078
                                                                    ----------
Spain - 5.80%
  Banco Santander Central Hispanoamericano                23,414       254,645
  Iberdrola                                               16,107       332,537
 +Sogecable                                               14,859       622,857
  Telefonica                                              32,508       491,774
                                                                    ----------
                                                                     1,701,813
                                                                    ----------
Switzerland - 5.68%
  Roche Holding                                            6,741       658,482
  Syngenta                                                 3,056       222,895
  Synthes-Stratec                                            194       198,923
  UBS                                                      7,881       585,391
                                                                    ----------
                                                                     1,665,691
                                                                    ----------
Taiwan - 0.69%
  AU Optronics ADR                                         9,637       201,413
                                                                    ----------
                                                                       201,413
                                                                    ----------
United Kingdom - 18.46%
  Aviva                                                   12,471       121,246
  BG Group                                                52,841       316,106
  BOC Group                                                4,362        72,070
  Boots                                                   27,642       314,971
  BP Amoco                                                37,386       313,317
  Brambles Industries                                     46,766       184,575
  British Sky Broadcasting                                16,437       205,268
  EMI Group                                              128,326       655,058
  GKN                                                     29,646       131,581
  GlaxoSmithKline                                         23,290       457,142
  GUS                                                     18,072       248,604
  HBOS                                                    28,606       388,781
  HSBC Holdings                                           41,500       617,031
  Intercontinental Hotels Group                           22,235       202,893
  Lloyds TSB Group                                        44,754       340,108
  Mitchells & Butlers                                     26,304       126,054
  Reed Elsevier                                           50,043       442,843
  Rio Tinto                                               11,372       280,687
                                                                    ----------
                                                                     5,418,335
                                                                    ----------
United States - 1.75%
 +NTL                                                      6,327       376,140
 +Wynn Resorts                                             3,930       137,550
                                                                    ----------
                                                                       513,690
                                                                    ----------
TOTAL COMMON STOCK (cost $25,117,005)                               27,483,492
                                                                    ----------

RIGHTS - 0.02%
  Bayerische Hypo                                          5,966         5,352
                                                                    ----------
TOTAL RIGHTS (cost $0)                                                   5,352
                                                                    ----------

                                                      Principal      Market
                                                        Amount*   Value (U.S.$)

REPURCHASE AGREEMENTS - 6.84%
  With BNP Paribas 1.00% 4/1/04
    (dated 3/31/04, to be repurchased
    at $989,027 collateralized by $265,000
    U.S. Treasury Bills due 4/8/04, market
    value $264,878, $85,000 U.S. Treasury
    Bills due 6/17/04, market value
    $84,652, $276,000 U.S. Treasury Bills
    due 8/5/04, market value $274,763,
    $71,000 U.S. Treasury Bills due
    8/19/04, market value $70,557, $171,000
    U.S. Treasury Bills due 9/9/04, market
    value $170,371, $142,000 U.S. Treasury
    Notes 1.75% due 12/31/04, market
    value $143,783)                                   $  989,000   $   989,000
  With UBS Warburg 0.99% 4/1/04
    (dated 3/31/04, to be repurchased
    at $1,018,028 collateralized by
    $68,000 U.S. Treasury Notes
    6.50% due 5/15/05, market value
    $73,952, $212,000 U.S. Treasury
    Notes 9.375% due 2/15/06, market
    value $245,157, $212,000 U.S. Treasury
    Notes 7.00% due 7/15/06, market
    value $240,133, $212,000 U.S. Treasury
    Notes 5.50% due 2/15/08, market
    value $237,879, $212,000 U.S. Treasury
    Notes 5.625% due 5/15/08, market
    value $242,418)                                    1,018,000     1,018,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,007,000)                                                  2,007,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES - 100.50%
  (cost $27,124,005)                                                29,495,844
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (0.50%)                                              (147,362)
                                                                   -----------
NET ASSETS APPLICABLE TO 2,756,147 SHARES
  OUTSTANDING - 100.00%                                            $29,348,482
                                                                   ===========

STATEMENTS                                           OPTIMUM INTERNATIONAL FUND
  OF NET ASSETS (CONTINUED)

Net Asset Value -- Optimum International Fund
  Class A ($4,082,810 / 382,818 Shares)                                 $10.67
                                                                        ------
Net Asset Value -- Optimum International Fund
  Class B ($1,623,932 / 152,952 Shares)                                 $10.62
                                                                        ------
Net Asset Value -- Optimum International Fund
  Class C ($14,339,396 / 1,349,942 Shares)                              $10.62
                                                                        ------
Net Asset Value -- Optimum International Fund
  Institutional Class ($9,302,344 / 870,435 Shares)                     $10.69
                                                                        ------

Components of Net Assets at March 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $26,661,384
Accumulated net investment loss*                                       (32,242)
Accumulated net realized gain on investments                           364,919
Net unrealized appreciation of investments
  and foreign currencies                                             2,354,421
                                                                   -----------
Total net assets                                                   $29,348,482
                                                                   ===========

 *Accumulated net investment loss includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

**Securities have been classified by country of origin. Classification by type of business has been presented in Note #12 to the Financial Statements.

 +Non-income producing security for the period ended March 31, 2004.

 #Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note #10 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
ADR -  American Depositary Receipts
GDR - Global Depositary Receipts

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM INTERNATIONAL FUND
Net asset value Class A (A)                                             $10.67
Sales charge (5.75% of offering price, or 6.09% of
  the amount invested per share) (B)                                      0.65
                                                                        ------
Offering price                                                          $11.32
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENTS                                        OPTIMUM LARGE CAP GROWTH FUND
  OF NET ASSETS (CONTINUED)                       March 31, 2004

                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK - 95.70%
Aerospace & Defense - 0.49%
  Honeywell International                                 10,042    $   339,922
                                                                    -----------
                                                                        339,922
                                                                    -----------
Automobiles & Automotive Parts - 0.52%
  Danaher                                                  3,900        364,143
                                                                    -----------
                                                                        364,143
                                                                    -----------
Banking & Finance - 17.48%
  American Express                                         7,600        394,060
  Charles Schwab                                           9,200        106,812
  Citigroup                                               54,882      2,837,398
  Countrywide Financial                                   10,744      1,030,350
  Credit Suisse Group (Switzerland)                        7,540        261,283
  Fannie Mae                                              18,070      1,343,505
  Freddie Mac                                              3,300        194,898
  Goldman Sachs Group                                      4,665        486,793
  J.P. Morgan Chase                                       19,856        832,959
  MBNA                                                     3,600         99,468
  Mellon Financial                                         9,200        287,868
  Merrill Lynch                                           22,059      1,313,834
  Morgan Stanley                                           3,800        217,740
  Northern Trust                                           5,500        256,245
  SLM                                                     37,195      1,556,611
  State Street                                             9,560        498,363
  UBS AG (Switzerland)                                     2,000        148,557
  U.S. Bancorp                                            11,000        304,150
                                                                    -----------
                                                                     12,170,894
                                                                    -----------
Buildings & Materials - 0.83%
  Lennar                                                   5,956        321,802
  M.D.C. Holdings                                          3,647        256,749
                                                                    -----------
                                                                        578,551
                                                                    -----------
Business Services - 1.97%
 +Accenture Limited Class A                               14,300        354,640
  Adecco (Switzerland)                                     2,920        161,345
 +Apollo Group Class A                                     5,180        446,050
  Cendant                                                 16,700        407,313
                                                                    -----------
                                                                      1,369,348
                                                                    -----------
Cable, Media & Publishing - 5.88%
  British Sky Broadcasting (United Kingdom)               15,600        194,816
  Clear Channel Communications                             7,850        332,448
 +Comcast Special Class A                                 36,108      1,006,690
  Disney (Walt)                                           17,603        439,898
 +EchoStar Communications Class A                         11,700        383,175
 +Liberty Media Class A                                   24,800        271,560
  News Corporation Limited Preferred ADR                   8,600        272,706
  Scripps (E.W.)                                           2,660        268,953
 +Sogecable (Spain)                                        3,200        134,137
 +Time Warner                                              7,700        129,822
 +Univision Communications Class A                         9,750        321,848
  Viacom Class B                                           8,600        337,206
                                                                    -----------
                                                                      4,093,259
                                                                    -----------
Computers & Technology - 8.74%
  Adobe Systems                                            7,050        277,982
 +Affiliated Computer Services Class A                     9,100        472,290
  Automatic Data Processing                                6,238        261,996
 +Dell                                                    36,290      1,220,070
 +Electronic Arts                                         16,338        881,599
  First Data                                               8,100        341,496
 +Fiserv                                                   8,700        311,199

                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK (continued)
Computers & Technology (continued)
 +Intuit                                                   6,350    $   284,988
 +Mercury Interactive                                      4,400        197,120
  Microsoft                                               43,100      1,076,207
 +Research In Motion                                       2,000        186,620
  SAP AG (Germany)                                         1,600        251,679
 +SunGard Data Systems                                     4,900        134,260
 +Synopsys                                                 1,800         52,128
 +Veritas Software                                         5,000        134,550
                                                                    -----------
                                                                      6,084,184
                                                                    -----------
Consumer Products - 3.25%
  Gillette                                                 3,150        123,165
  Procter & Gamble                                        10,602      1,111,937
  Tyco International                                      35,890      1,028,249
                                                                    -----------
                                                                      2,263,351
                                                                    -----------
Electronics & Electrical Equipment - 4.70%
 +Agilent Technologies                                     7,703        243,646
  General Electric                                        59,872      1,827,293
  Samsung Electronics (Republic of Korea)                  1,870        933,002
  Sharp (Japan)                                           15,000        268,035
                                                                    -----------
                                                                      3,271,976
                                                                    -----------
Energy - 1.91%
  Baker Hughes                                            10,500        383,040
  ChevronTexaco                                            3,150        276,507
  Exxon Mobil                                              8,000        332,720
  Schlumberger                                             5,300        338,405
                                                                    -----------
                                                                      1,330,672
                                                                    -----------
Farming & Agricultural - 0.57%
  Altria Group                                             4,700        255,915
  Monsanto                                                 3,772        138,319
                                                                    -----------
                                                                        394,234
                                                                    -----------
Food, Beverage & Tobacco - 2.45%
  Coca-Cola                                                6,750        339,525
  Compass Group (United Kingdom)                          39,000        257,497
  PepsiCo                                                 14,527        782,278
  Sysco                                                    5,700        222,585
  Unilever (United Kingdom)                               10,100        100,051
                                                                    -----------
                                                                      1,701,936
                                                                    -----------
Healthcare & Pharmaceuticals - 17.38%
 +Amgen                                                    7,680        446,746
  Biomet                                                   3,450        132,342
 +Boston Scientific                                       24,460      1,036,615
  Cardinal Health                                          2,100        144,690
 +Forest Laboratories                                     16,101      1,153,154
 +Genentech                                               15,135      1,601,586
 +Gilead Sciences                                          4,330        241,484
  Guidant                                                  2,000        126,740
  Johnson & Johnson                                        7,200        365,184
  Lilly (Eli)                                              6,173        412,974
  Medtronic                                               18,360        876,690
  Pfizer                                                  23,500        823,675
 +St. Jude Medical                                         3,717        267,996
  UnitedHealth Group                                      43,010      2,771,563
 +Wellpoint Health Networks                                4,900        557,228
  Wyeth                                                    3,700        138,935
 +Zimmer Holdings                                         13,517        997,284
                                                                    -----------
                                                                     12,094,886
                                                                    -----------

STATEMENTS                                        OPTIMUM LARGE CAP GROWTH FUND
  OF NET ASSETS (CONTINUED)

                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK (continued)
Industrial Machinery - 1.61%
  Caterpillar                                             14,157    $ 1,119,394
                                                                    -----------
                                                                      1,119,394
                                                                    -----------
Insurance - 2.19%
  ACE Limited                                              5,000        213,300
  American International Group                            11,000        784,850
  Hartford Financial Services                              4,650        296,205
  Travelers Property Casualty Class A                     13,350        228,953
                                                                    -----------
                                                                      1,523,308
                                                                    -----------
Internet Services - 1.39%
 +eBay                                                     4,770        330,704
 +InterActiveCorp                                          8,500        268,515
 +Yahoo                                                    7,550        366,855
                                                                    -----------
                                                                        966,074
                                                                    -----------
Leisure, Lodging & Entertainment - 4.09%
  Carnival                                                 7,050        316,616
  Four Seasons Hotels                                      5,574        295,979
  Harley-Davidson                                          5,600        298,704
  International Game Technology                           10,250        460,840
  Mandalay Resort Group                                   12,117        693,820
 +MGM Mirage                                               3,750        170,025
  Royal Caribbean Cruises                                  3,403        150,072
 +Wynn Resorts                                            13,113        458,955
                                                                    -----------
                                                                      2,845,011
                                                                    -----------
Metals & Mining - 0.77%
  Nucor                                                    5,050        310,474
  Rio Tinto (United Kingdom)                               9,100        224,609
                                                                    -----------
                                                                        535,083
                                                                    -----------
Retail - 7.71%
  Best Buy                                                 7,300        377,556
  Family Dollar Stores                                     4,300        154,585
  Home Depot                                              11,750        438,980
  Inditex (Spain)                                          3,400         78,551
  Kingfisher (United Kingdom)                             30,200        160,543
 +Kohl's                                                   2,850        137,741
  Lowe's                                                  18,108      1,016,403
 +Starbucks                                                4,000        151,000
  Target                                                  13,900        626,056
  Tiffany                                                 21,832        833,327
  Wal-Mart de Mexico ADR                                   3,800        116,007
  Wal-Mart de Mexico Series V (Mexico)                    14,700         44,876
  Wal-Mart Stores                                         16,077        959,636
  Walgreen                                                 8,300        273,485
                                                                    -----------
                                                                      5,368,746
                                                                    -----------
Technology/Semiconductors - 2.73%
  Analog Devices                                           3,600        172,836
 +Applied Materials                                       10,950        234,111
  Intel                                                   12,900        350,880
  Maxim Integrated Products                               12,674        596,818
 +QLogic                                                   4,700        155,147
 +Semiconductor Manufacturing
   International ADR                                         700         10,570
  STMicrolectronics (France)                               9,000        212,133
 +Xilinx                                                   4,400        167,200
                                                                    -----------
                                                                      1,899,695
                                                                    -----------

                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK (continued)
Telecommunications - 5.74%
 +Cisco Systems                                           21,100     $  496,272
 +Corning                                                 13,400        149,812
 +Crown Castle International                              14,900        188,187
 +Juniper Networks                                         3,500         91,035
  Motorola                                                13,117        230,859
 +Nextel Communications Class A                           26,272        649,707
  Qualcomm                                                24,316      1,615,068
  Vodafone Group (United Kingdom)                        143,800        340,925
  Vodafone Group ADR                                       9,850        235,415
                                                                     ----------
                                                                      3,997,280
                                                                     ----------
Textiles, Apparel & Furniture - 1.46%
  Hermes International (France)                              895        182,578
  Nike                                                    10,717        834,532
                                                                     ----------
                                                                      1,017,110
                                                                     ----------
Transportation & Shipping - 1.84%
  FedEx                                                   13,467      1,012,179
  United Parcel Service Class B                            3,890        271,678
                                                                     ----------
                                                                      1,283,857
                                                                     ----------
TOTAL COMMON STOCK (cost $63,739,200)                                66,612,914
                                                                     ----------
                                                      Principal
                                                       Amount
REPURCHASE AGREEMENTS - 3.94%
  With BNP Paribas 1.00% 4/1/04
    (dated 3/31/04, to be repurchased
    at $1,350,938 collateralized by
    $361,800 U.S. Treasury Bills due
    4/8/04, market value $361,749,
    $115,800 U.S. Treasury Bills due
    6/17/04, market value $115,610,
    $376,500 U.S. Treasury Bills due
    8/5/04, market value $375,249,
    $96,700 U.S. Treasury Bills due
    8/19/04, market value $96,362,
    $233,700 U.S. Treasury Bills due
    9/9/04, market value $232,679,
    $194,500 U.S. Treasury Notes 1.75%
    due 12/31/04, market value $196,368)              $1,350,900      1,350,900
  With UBS Warburg 0.99% 4/1/04
    (dated 3/31/04, to be repurchased at
    $1,390,238 collateralized by $93,300
    U.S. Treasury Notes 6.50% due
    5/15/05, market value $100,998,
    $289,600 U.S. Treasury Notes 9.375%
    due 2/15/06, market value $334,816,
    $289,600 U.S. Treasury Notes 7.00%
    due 7/15/06, market value $327,955,
    $289,600 U.S. Treasury Notes 5.50%
    due 2/15/08, market value $324,877,
    $289,600 U.S. Treasury Notes 5.625%
    due 5/15/08, market value $331,075)                1,390,100      1,390,100
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS
(cost $2,741,000)                                                     2,741,000
                                                                     ----------

STATEMENTS                                        OPTIMUM LARGE CAP GROWTH FUND
  OF NET ASSETS (CONTINUED)


TOTAL MARKET VALUE OF SECURITIES - 99.64%
  (cost $66,480,200)                                               $69,353,914
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 0.36%                                           251,179
                                                                   -----------
NET ASSETS APPLICABLE TO 7,287,490 SHARES
  OUTSTANDING - 100.00%                                            $69,605,093
                                                                   ===========

Net Asset Value - Optimum Large Cap Growth Fund
  Class A ($9,336,828/975,984 Shares)                                    $9.57
                                                                         -----
Net Asset Value - Optimum Large Cap Growth Fund
  Class B ($3,568,643/374,535 Shares)                                    $9.53
                                                                         -----
Net Asset Value -- Optimum Large Cap Growth Fund
  Class C ($35,142,851/3,688,894 Shares)                                 $9.53
                                                                         -----
Net Asset Value - Optimum Large Cap Growth Fund
  Institutional Class ($21,556,771 / 2,248,077 Shares)                   $9.59
                                                                         -----

COMPONENTS OF NET ASSETS AT MARCH 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $67,114,280
Accumulated net investment loss*                                       (10,943)
Accumulated net realized loss on investments                          (371,952)
Net unrealized appreciation of investments
  and foreign currencies                                             2,873,708
                                                                   -----------
Total net assets                                                   $69,605,093
                                                                   ===========

+Non-income producing security for the period ended March 31, 2004.

*Net operating loss includes net realized gains (losses) on foreign currencies.
 Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

SUMMARY OF ABBREVIATIONS
ADR - American Depositary Receipts


NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  OPTIMUM LARGE CAP GROWTH FUND
Net asset value Class A (A)                                             $ 9.57
Sales charge (5.75% of offering price, or 6.06% of
  the amount invested per share) (B)                                      0.58
                                                                        ------
Offering price                                                          $10.15
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENTS                                         OPTIMUM LARGE CAP VALUE FUND
  OF NET ASSETS (CONTINUED)                        March 31, 2004

                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK - 95.70%
Aerospace & Defense - 1.86%
  Lockheed Martin                                         11,560    $   527,598
  Northrop Grumman                                         7,200        708,624
                                                                    -----------
                                                                      1,236,222
                                                                    -----------
Automobiles & Automotive Parts - 1.48%
  Honda Motor ADR                                         24,320        562,765
  Magna International Class A                              5,340        422,928
                                                                    -----------
                                                                        985,693
                                                                    -----------
Banking & Finance - 19.15%
  American Express                                         7,030        364,506
  Bank of America                                         14,110      1,142,628
  Bank One                                                18,290        997,171
  Citigroup                                               42,210      2,182,256
  Edwards (A.G.)                                           4,540        177,605
  Fannie Mae                                              15,720      1,168,781
  FleetBoston Financial                                   20,760        932,124
  Freddie Mac                                              7,810        461,259
  Goldman Sachs Group                                      6,660        694,971
  Janus Capital Group                                      2,620         42,916
  J.P. Morgan Chase                                       14,210        596,110
  Lehman Brothers Holdings                                 5,490        454,956
  Mellon Financial                                        18,960        593,258
  Merrill Lynch                                           17,750      1,057,190
  PNC Financial Services Group                            13,400        742,628
  SouthTrust                                               4,810        159,500
  SunTrust Banks                                          10,170        708,951
  Wachovia                                                 5,220        245,340
                                                                    -----------
                                                                     12,722,150
                                                                    -----------
Business Services - 0.97%
 +Accenture Limited Class A                                7,700        190,960
  Equifax                                                 17,580        453,916
                                                                    -----------
                                                                        644,876
                                                                    -----------
Cable, Media & Publishing - 7.16%
  Clear Channel Communications                            13,640        577,654
 +Comcast Special Class A                                 17,230        480,372
 +Cox Communications Class A                               6,030        190,548
  Disney (Walt)                                           26,560        663,734
 +Interpublic Group                                       15,000        230,700
  Reed Elsevier (United Kingdom)                          42,340        374,677
 +Time Warner                                             67,870      1,144,289
  Tribune                                                  8,550        431,262
  Viacom Class B                                          16,820        659,512
                                                                    -----------
                                                                      4,752,748
                                                                    -----------
Chemicals - 4.14%
  Air Products & Chemicals                                 7,170        359,360
  Bayer ADR                                               25,400        619,760
  Dow Chemical                                            15,520        625,145
  duPont (E.I.) deNemours                                  5,530        233,477
  PPG Industries                                           7,530        438,999
  Praxair                                                  2,810        104,307
  Syngenta (Switzerland)                                   5,070        369,790
                                                                    -----------
                                                                      2,750,838
                                                                    -----------

                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK (continued)
Computers & Technology - 3.88%
  Automatic Data Processing                                6,780     $  284,760
  Computer Associates International                        6,040        162,234
  First Data                                               7,930        334,329
  Hewlett-Packard                                         18,350        419,114
  International Business Machines                          8,680        797,172
  Microsoft                                               23,230        580,053
                                                                     ----------
                                                                      2,577,662
                                                                     ----------
Consumer Products - 1.90%
  Kimberly-Clark                                          19,980      1,260,738
                                                                     ----------
                                                                      1,260,738
                                                                     ----------
Electronics & Electrical Equipment - 1.08%
  Emerson Electric                                         6,520        390,678
  Parker Hannifin                                          5,820        328,830
                                                                     ----------
                                                                        719,508
                                                                     ----------
Energy - 11.33%
  BP ADR                                                  31,620      1,618,943
  ChevronTexaco                                            2,850        250,173
  ConocoPhillips                                          16,290      1,137,205
  Devon Energy                                             2,160        125,604
  EOG Resources                                            3,450        158,321
  Exxon Mobil                                             28,040      1,166,184
  GlobalSantaFe                                            2,770         76,923
  National Fuel Gas                                        3,780         92,988
 +Noble                                                    7,140        274,319
  Royal Dutch Petroleum                                   10,950        521,001
  Schlumberger                                            16,290      1,040,117
  Total ADR                                                3,000        276,000
  Unocal                                                  11,630        433,566
  Valero Energy                                            5,850        350,766
                                                                     ----------
                                                                      7,522,110
                                                                     ----------
Farming & Agricultural - 1.22%
  Archer-Daniels-Midland                                  30,330        511,667
  Monsanto                                                 8,230        301,794
                                                                     ----------
                                                                        813,461
                                                                     ----------
Food, Beverage & Tobacco - 5.25%
  Altria Group                                            18,870      1,027,471
  Cadbury Schweppes                                        9,110        292,887
  Diageo (United Kingdom)                                 11,410        148,781
  Heinz (H.J.)                                             8,610        321,067
  Kellogg                                                 14,550        570,941
  Kraft Foods Class A                                      7,170        229,512
  Nestle ADR                                               3,620        230,742
  PepsiCo                                                  8,280        445,878
  Sara Lee                                                 6,950        151,927
  Tyson Foods Class A                                      3,850         69,493
                                                                     ----------
                                                                      3,488,699
                                                                     ----------

STATEMENTS                                         OPTIMUM LARGE CAP VALUE FUND
  OF NET ASSETS (CONTINUED)                        March 31, 2004

                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK (continued)
Healthcare & Pharmaceuticals - 8.67%
  Abbott Laboratories                                      9,930     $  408,123
  AstraZeneca ADR                                          6,060        283,184
  Bard (C.R.)                                                670         65,419
  Bausch & Lomb                                            8,440        506,147
  Baxter International                                     3,370        104,099
  Bristol-Myers Squibb                                    39,670        961,204
  Guidant                                                    550         34,854
  Johnson & Johnson                                       14,650        743,048
  Lilly (Eli)                                              2,350        157,215
  Merck                                                    3,500        154,665
  Novartis (Switzerland)                                   6,460        274,340
  Pfizer                                                   8,350        292,668
  Roche Holding (Switzerland)                              3,450        337,007
  Roche Holding ADR                                        5,410        528,466
  Schering-Plough                                         26,310        426,748
 +Tenet Healthcare                                        11,950        133,362
  Wyeth                                                    9,280        348,464
                                                                     ----------
                                                                      5,759,013
                                                                     ----------
Industrial - 1.16%
  Cooper Industries                                        1,800        102,924
  Deere                                                    3,515        243,625
  Finning International (Canada)                             840         18,983
  Ingersoll-Rand Class A                                   4,600        311,189
  Textron                                                  1,740         92,481
                                                                     ----------
                                                                        769,202
                                                                     ----------
Insurance - 7.82%
  AFLAC                                                    3,070        123,230
  Allstate                                                 8,970        407,776
  Chubb                                                   14,380        999,984
  Cigna                                                    5,350        315,757
  Hartford Financial Services                             15,090        961,233
  Marsh & McLennan                                         1,760         81,488
  MetLife                                                 25,260        901,277
  Prudential Financial                                    10,560        472,877
  Travelers Property Casualty Class A                     54,150        928,673
                                                                     ----------
                                                                      5,192,295
                                                                     ----------
Leisure, Lodging & Entertainment - 1.40%
  Hilton Hotels                                           29,440        478,400
  Starwood Hotels & Resorts Worldwide                     11,080        448,740
                                                                     ----------
                                                                        927,140
                                                                     ----------
Metals & Mining - 1.10%
  Newmont Mining                                           6,650        310,090
 +Phelps Dodge                                             5,140        419,732
                                                                     ----------
                                                                        729,822
                                                                     ----------
Packaging & Containers - 0.21%
 +Smurfit-Stone Container                                  7,940        139,665
                                                                     ----------
                                                                        139,665
                                                                     ----------

                                                        Number of      Market
                                                          Shares   Value (U.S.$)
COMMON STOCK (continued)
Paper & Forest Products - 1.34%
  Bowater                                                  3,100    $  135,253
  International Paper                                     10,360       437,814
  Temple-Inland                                            5,000       316,700
                                                                    ----------
                                                                       889,767
                                                                    ----------
Retail - 2.23%
 +Kohl's                                                   5,310       256,632
  McDonald's                                              16,080       459,406
  Sears, Roebuck                                           1,790        76,898
  Target                                                   5,690       256,278
  TJX                                                      3,200        78,592
  Wal-Mart Stores                                          5,890       351,574
                                                                    ----------
                                                                     1,479,380
                                                                    ----------
Semiconductors - 0.40%
  Intel                                                    6,490       176,528
 +Novellus Systems                                         2,760        87,740
                                                                    ----------
                                                                       264,268
                                                                    ----------
Telecommunications - 5.57%
 +AT&T Wireless Services                                  12,670       172,439
  Motorola                                                 9,890       174,064
  Nokia ADR                                               19,780       401,138
  SBC Communications                                      29,080       713,623
  Sprint - FON Group                                      41,170       758,763
  Verizon Communications                                  34,400     1,256,976
  Vodafone Group (United Kingdom)                         92,790       219,989
                                                                    ----------
                                                                     3,696,992
                                                                    ----------
Transportation & Shipping - 2.09%
  Burlington Northern Santa Fe                             4,050       127,575
  Norfolk Southern                                        22,850       504,757
  Union Pacific                                           12,590       753,133
                                                                    ----------
                                                                     1,385,465
                                                                    ----------
Utilities - 4.29%
  CINergy                                                  5,690       232,664
  Consolidated Edison                                      4,500       198,450
  Dominion Resources                                       2,160       138,888
  Edison International                                     9,530       231,484
  Energy East                                              7,520       190,707
  Entergy                                                  9,190       546,805
  Exelon                                                   4,550       313,359
  FirstEnergy                                              8,830       345,076
  KeySpan                                                  3,360       128,419
  NSTAR                                                    2,190       111,077
  PPL                                                      3,310       150,936
  TXU                                                      9,160       262,526
                                                                    ----------
                                                                     2,850,391
                                                                    ----------
TOTAL COMMON STOCK (cost $61,229,378)                               63,558,105
                                                                    ----------

STATEMENTS                                         OPTIMUM LARGE CAP VALUE FUND
  OF NET ASSETS (CONTINUED)                        March 31, 2004

                                                       Principal      Market
                                                        Amount     Value (U.S.$)

REPURCHASE AGREEMENTS - 7.56%
  With BNP Paribas 1.00% 4/1/04
    (dated 3/31/04, to be repurchased
    at $2,476,069 collateralized by
    $663,000 U.S. Treasury Bills due
    4/8/04, market value $662,920,
    $212,000 U.S. Treasury Bills due
    6/17/04, market value $211,861,
    $690,000 U.S. Treasury Bills due
    8/5/04, market value $687,659,
    $177,000 U.S. Treasury Bills due
    8/19/04, market value $176,587,
    $428,000 U.S. Treasury Bills due
    9/9/04, market value $426,394,
    $356,000 U.S. Treasury Notes
    1.75% due 12/31/04, market
    value $359,852)                                   $2,476,000    $2,476,000
  With UBS Warburg 0.99% 4/1/04
    (dated 3/31/04, to be repurchased
    at $2,547,070 collateralized by
    $171,000 U.S. Treasury Notes
    6.50% due 5/15/05, market value
    $185,082, $531,000 U.S. Treasury
    Notes 9.375% due 2/15/06, market
    value $613,565, $531,000 U.S. Treasury
    Notes 7.00% due 7/15/06, market value
    $600,991, $531,000 U.S. Treasury
    Notes 5.50% due 2/15/08, market
    value $595,350, $531,000 U.S. Treasury
    Notes 5.625% due 5/15/08, market
    value $606,709)                                    2,547,000     2,547,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS (cost $5,023,000)                        5,023,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES - 103.26%
  (cost $66,252,378)                                                68,581,105
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (3.26%)                                            (2,163,005)
                                                                   -----------
NET ASSETS APPLICABLE TO 6,763,752 SHARES
  OUTSTANDING - 100.00%                                            $66,418,100
                                                                   ===========

Net Asset Value - Optimum Large Cap Value Fund
  Class A ($9,114,965 / 927,469 Shares)                                  $9.83
                                                                         -----
Net Asset Value - Optimum Large Cap Value Fund
  Class B ($3,609,360 / 367,833 Shares)                                  $9.81
                                                                         -----
Net Asset Value - Optimum Large Cap Value Fund
  Class C ($35,732,094 / 3,642,912 Shares)                               $9.81
                                                                         -----
Net Asset Value - Optimum Large Cap Value Fund
  Institutional Class ($17,961,681 / 1,825,538 Shares)                   $9.84
                                                                         -----

COMPONENTS OF NET ASSETS AT MARCH 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $63,423,652
Undistributed net investment income*                                    27,884
Accumulated net realized gain on investments                           637,779
Net unrealized appreciation of investments
  and foreign currencies                                             2,328,785
                                                                   -----------
Total net assets                                                   $66,418,100
                                                                   ===========

+Non-income producing security for the period ended March 31, 2004.

*Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

SUMMARY OF ABBREVIATIONS
ADR -  American Depositary Receipts

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM LARGE CAP VALUE FUND
Net asset value Class A (A)                                              $9.83
Sales charge (5.75% of offering price, or 6.10% of
  the amount invested per share) (B)                                      0.60
                                                                        ------
Offering price                                                          $10.43
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENTS                                        OPTIMUM SMALL CAP GROWTH FUND
  OF NET ASSETS (CONTINUED)                       March 31, 2004

                                                        Number of      Market
                                                          Shares       Value
COMMON STOCK - 87.88%
Banking & Finance - 3.70%
 *AmeriCredit                                             22,500     $  383,175
  TCF Financial                                            4,200        214,494
 *World Acceptance                                         8,500        165,835
                                                                     ----------
                                                                        763,504
                                                                     ----------
Biotechnology - 2.53%
 *Enzon Pharmaceuticals                                   13,700        211,391
 *Nektar Therapeutics                                     14,400        310,752
                                                                     ----------
                                                                        522,143
                                                                     ----------
Business Services - 3.22%
  Central Parking                                         22,000        441,760
 *Coinstar                                                14,000        222,180
                                                                     ----------
                                                                        663,940
                                                                     ----------
Cable, Media & Publishing - 3.11%
 *Mediacom Communications                                 13,600        109,072
 *Salem Communications Class A                             5,600        153,328
 *Spanish Broadcasting System Class A                     36,400        380,380
                                                                     ----------
                                                                        642,780
                                                                     ----------
Chemicals - 0.75%
 *Scotts                                                   2,400        153,960
                                                                     ----------
                                                                        153,960
                                                                     ----------
Consumer Durable/Cyclical - 2.03%
 *Aviall                                                  17,000        258,400
  Herman Miller                                            6,000        159,780
                                                                     ----------
                                                                        418,180
                                                                     ----------
Electronics & Electrical Equipment - 2.34%
  CTS                                                     37,000        482,480
                                                                     ----------
                                                                        482,480
                                                                     ----------
Energy - 9.44%
  Equitable Resources                                     14,000        621,880
 *FMC Technologies                                        11,000        297,330
 *Newpark Resources                                       37,000        192,400
 *Quicksilver Resources                                    9,900        383,724
  Western Gas Resources                                    8,900        452,565
                                                                     ----------
                                                                      1,947,899
                                                                     ----------
Environmental Services - 0.74%
 *Cuno                                                     3,400        152,592
                                                                     ----------
                                                                        152,592
                                                                     ----------
Healthcare & Pharmaceuticals - 8.66%
 *BioVeris                                                 9,900        117,315
 *CTI Molecular Imaging                                   21,600        315,144
  Diagnostic Products                                      8,000        346,400
 *Edwards Lifesciences                                     6,000        191,700
 *First Health Group                                      25,100        548,686
 *Lincare Holdings                                         3,500        109,970
 *Techne                                                   3,900        159,159
                                                                     ----------
                                                                      1,788,374
                                                                     ----------
Industrial - Others - 3.44%
 *ESCO Technologies                                        9,000        415,080
  Pentair                                                  5,000        295,000
                                                                     ----------
                                                                        710,080
                                                                     ----------
Industrial Machinery - 1.47%
 *UNOVA                                                   14,000        302,540
                                                                     ----------
                                                                        302,540
                                                                     ----------
                                                        Number of      Market
                                                          Shares       Value
COMMON STOCK - (continued)
Insurance - 4.20%
   HCC Insurance Holdings                                 18,700     $  604,571
  *Markel                                                    500        143,950
  *United National Group Class A                           7,000        118,720
                                                                     ----------
                                                                        867,241
                                                                     ----------
Internet Services - 5.60%
  *answerthink                                            42,800        330,416
  *Avocent                                                 4,600        169,234
  *DoubleClick                                            27,000        303,750
  *E.piphany                                              21,900        158,118
  *ValueClick                                             18,000        194,400
                                                                     ----------
                                                                      1,155,918
                                                                     ----------
Leisure, Lodging & Entertainment - 2.66%
  *Pegasus Solutions                                      47,000        548,960
                                                                     ----------
                                                                        548,960
                                                                     ----------
Retail - 5.38%
  *Aeropostale                                            10,300        373,478
   Christopher & Banks                                     7,950        167,824
  *PETCO Animal Supplies                                  13,300        374,794
   Winn-Dixie Stores                                      25,500        193,800
                                                                     ----------
                                                                      1,109,896
                                                                     ----------
Technology/Semiconductors - 4.82%
  *Integrated Circuit Systems                              9,800        245,294
  *IXYS                                                   20,000        188,000
  *Pericom Semiconductor                                  49,000        562,520
                                                                     ----------
                                                                        995,814
                                                                     ----------
Technology/Software - 10.35%
   Global Payments                                         3,600        162,288
*+#Indus International 144A                               80,000        237,248
  *JDA Software Group                                      8,600        125,130
  *MAPICS                                                 29,400        237,552
   NDCHealth                                               6,300        171,045
  *Novell                                                 50,400        573,552
  *PeopleSoft                                              7,500        138,675
  *SeaChange International                                12,300        188,190
  *THQ                                                    15,000        303,450
                                                                     ----------
                                                                      2,137,130
                                                                     ----------
Telecommunications - 8.71%
  *3Com                                                   70,000        494,200
  *American Tower Class A                                 13,400        152,090
  *Andrew                                                 18,200        318,500
  *Commonwealth Telephone Enterprises                      4,500        184,545
  *Crown Castle International                             18,400        232,392
  *Symmetricom                                            25,000        224,250
  *Western Wireless Class A                                8,200        191,634
                                                                     ----------
                                                                      1,797,611
                                                                     ----------
Utilities - 4.73%
   Northeast Utilities                                    27,000        503,550
   ONEOK                                                  21,000        473,550
                                                                     ----------
                                                                        977,100
                                                                     ----------
TOTAL COMMON STOCK (cost $15,954,924)                                18,138,142
                                                                     ----------

STATEMENTS                                        OPTIMUM SMALL CAP GROWTH FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal       Market
                                                         Amount        Value
REPURCHASE AGREEMENTS - 11.89%
  With BNP Paribas 1.00% 4/1/04
    (dated 3/31/04, to be repurchased
    at $1,210,033 collateralized by
    $324,000 U.S. Treasury Bills
    due 4/8/04, market value $324,003,
    $104,000 U.S. Treasury Bills due
    6/17/04, market value $103,547,
    $337,000 U.S. Treasury Bills due
    8/5/04, market value $336,095,
    $87,000 U.S. Treasury Bills due
    8/19/04, market value $86,307,
    $209,000 U.S. Treasury Bills due
    9/9/04, market value $208,401,
    $174,000 U.S. Treasury Notes 1.75%
    due 12/31/04, market value $175,878)              $1,210,000   $ 1,210,000
  With UBS Warburg 0.99% 4/1/04
    (dated 3/31/04, to be repurchased
    at $1,245,034 collateralized by
    $84,000 U.S. Treasury Notes
    6.50% due 5/15/05, market value
    $90,459, $259,000 U.S. Treasury Notes
    9.375% due 2/15/06, market value
    $299,881, $259,000 U.S. Treasury Notes
    7.00% due 7/15/06, market value
    $293,735, $259,000 U.S. Treasury Notes
    5.50% due 2/15/08, market value
    $290,978, $259,000 U.S. Treasury
    Notes 5.625% due 5/15/08, market
    value $296,530)                                    1,245,000     1,245,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,455,000)                                                  2,455,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES - 99.77%
  (cost $18,409,924)                                                20,593,142
RECEIVABLES AND OTHER ASSETS NET
  OF LIABILITIES - 0.23%                                                46,558
                                                                   -----------
NET ASSETS APPLICABLE TO 1,833,216 SHARES
  OUTSTANDING - 100.00%                                            $20,639,700
                                                                   ===========

Net Asset Value - Optimum Small Cap Growth Fund
  Class A ($2,114,921 / 187,788 Shares)                                 $11.26
                                                                        ------
Net Asset Value - Optimum Small Cap Growth Fund
  Class B ($792,249 / 70,575 Shares)                                    $11.23
                                                                        ------
Net Asset Value - Optimum Small Cap Growth Fund
  Class C ($7,520,853 / 669,954 Shares)                                 $11.23
                                                                        ------
Net Asset Value - Optimum Small Cap Growth Fund
  Institutional Class ($10,211,677 / 904,899 Shares)                    $11.28
                                                                        ======

COMPONENTS OF NET ASSETS AT MARCH 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $18,453,039
Accumulated net realized gain on investments                             3,443
Net unrealized appreciation of investments                           2,183,218
                                                                   -----------
Total net assets                                                   $20,639,700
                                                                   ===========

*Non-income producing security for the period ended March 31, 2004.

+Securities exempt from registration under Rule 144A of the Securities Act of 1933.
 See Note #10 in "Notes to Financial Statements."

#The security is being fair valued in accordance with the Fund's fair valuation policy.
 See Note #1 in "Notes to Financial Statements."

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM SMALL CAP GROWTH FUND
Net asset value Class A (A)                                             $11.26
Sales charge (5.75% of offering price, or 6.13% of
  amount invested per share) (B)                                          0.69
                                                                        ------
Offering price                                                          $11.95
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENTS                                         OPTIMUM SMALL CAP VALUE FUND
  OF NET ASSETS (CONTINUED)                        March 31, 2004

                                                        Number of       Market
                                                          Shares        Value
COMMON STOCK - 88.26%
Aerospace & Defense - 1.20%
  Honeywell International                                  7,500      $  253,875
                                                                      ----------
                                                                         253,875
                                                                      ----------
Airlines - 1.45%
 *AirTran Holdings                                         9,600         114,048
 *Atlantic Coast Airlines Holdings                        26,700         194,109
                                                                      ----------
                                                                         308,157
                                                                      ----------
Automobiles & Automotive Parts - 1.77%
  Federal Signal                                          11,500         228,275
 *Hayes Lemmerz International                              9,600         147,744
                                                                      ----------
                                                                         376,019
                                                                      ----------
Banking & Finance - 0.45%
 *AmeriCredit                                              3,100          52,793
 *Saxon Capital                                            1,500          42,615
                                                                      ----------
                                                                          95,408
                                                                      ----------
Basic Industry/Capital Goods - 2.75%
 *Mettler-Toledo International                             2,400         106,560
  Newell Rubbermaid                                       12,000         278,400
 *Thermo Electron                                          7,000         197,960
                                                                      ----------
                                                                         582,920
                                                                      ----------
Business Services - 2.88%
  Harland (John H.)                                        8,000         248,960
  New England Business Service                             6,000         203,100
 *R.H. Donnelley                                           3,400         158,780
                                                                      ----------
                                                                         610,840
                                                                      ----------
Chemicals - 7.13%
  Agrium                                                   2,800          41,160
  Ashland                                                  1,100          51,139
  Cytec Industries                                         7,000         248,990
  Engelhard                                                7,700         230,153
 *FMC                                                      2,500         107,050
  Fuller (H.B.)                                            6,000         170,640
 *Hercules                                                21,000         241,080
  IMC Global                                              12,200         174,460
  Lubrizol                                                 6,500         204,685
  Millenium Chemicals                                      2,900          43,326
                                                                      ----------
                                                                       1,512,683
                                                                      ----------
Commercial Services & Supplies - 9.01%
  Bowne & Company                                         10,800         184,680
 *Heidrick & Struggles International                       9,400         224,942
  Kelly Services                                          10,600         313,866
  Donnelley (R.R.) & Sons                                  4,725         142,931
 *Spherion                                                24,100         246,543
 *Team                                                    15,000         201,900
 *Valassis Communications                                 11,300         343,520
  Viad                                                    10,500         253,785
                                                                      ----------
                                                                       1,912,167
                                                                      ----------
Consumer Durables - 8.26%
  Beazer Homes USA                                         4,700         497,777
  Brookfield Homes                                         5,100         178,959
  Furniture Brands International                          15,300         492,660
 *Toll Brothers                                            2,700         122,661
 *WCI Communities                                         18,400         460,552
                                                                      ----------
                                                                       1,752,609
                                                                      ----------

                                                        Number of       Market
                                                          Shares        Value
COMMON STOCK (continued)
Consumer Products - 1.62%
 *Del Monte Foods                                          4,600      $   51,750
  Readers Digest Association - Class A                     3,000          42,240
  Walter Industries                                       21,000         250,740
                                                                      ----------
                                                                         344,730
                                                                      ----------
Energy - 0.29%
  Pioneer Natural Resources                                1,900          61,370
                                                                      ----------
                                                                          61,370
                                                                      ----------
Healthcare & Pharmaceuticals - 1.12%
 *LifePoint Hospitals                                      3,700         119,658
 *Magellan Health Services                                 3,400          95,540
 *US Oncology                                              1,500          22,170
                                                                      ----------
                                                                         237,368
                                                                      ----------
Hotels, Restaurants & Leisure - 4.66%
 *Isle of Capri Casinos                                    3,500          87,990
 *Jack in the Box                                         11,500         287,155
 *La Quinta                                               32,700         246,558
 *Magna Entertainment - Class A                           13,500          81,270
  Mandalay Resort Group                                    5,000         286,300
                                                                      ----------
                                                                         989,273
                                                                      ----------
Industrial Machinery - 7.59%
  Ametek                                                  10,000         256,400
 *ESCO Technologies                                        5,500         253,660
 *Flowserve                                               10,800         226,260
  Kennametal                                               8,000         330,160
  Manitowoc                                                3,500         103,530
  Stanley Works                                            7,000         298,760
  Thomas Industries                                        4,500         141,750
                                                                      ----------
                                                                       1,610,520
                                                                      ----------
Insurance - 2.81%
 *Allmerica Financial                                     14,100         487,155
 *United National Group - Class A                          6,400         108,544
                                                                      ----------
                                                                         595,699
                                                                      ----------
Metals & Mining - 1.40%
  Commercial Metals                                        3,500         111,440
 *Material Sciences                                       17,000         187,000
                                                                      ----------
                                                                         298,440
                                                                      ----------
Packaging & Containers - 1.54%
  Sonoco Products                                         13,500         327,780
                                                                      ----------
                                                                         327,780
                                                                      ----------
Real Estate - 4.71%
  LNR Property                                             8,800         471,064
 *MI Developments - Class A                               16,100         450,800
  St. Joe                                                  1,900          77,311
                                                                      ----------
                                                                         999,175
                                                                      ----------
REITs - 3.48%
  Affordable Residential Communities                       4,100          75,850
  AMB Property                                               600          22,302
  American Financial Realty Trust                          9,300         157,635
  American Home Mortgage Investment                       10,300         296,640
  Arden Realty                                             2,700          87,291
*+Fieldstone Investments 144A                              5,200         100,100
                                                                      ----------
                                                                         739,818
                                                                      ----------

STATEMENTS                                          OPTIMUM SMALL CAP VALUE FUND
  OF NET ASSETS (CONTINUED)

                                                        Number of       Market
                                                          Shares        Value
COMMON STOCK (continued)
Retail - 4.70%
 *BJ's Wholesale Club                                      9,000      $  229,050
  Foot Locker                                             21,500         554,700
 *Pathmark Stores                                         12,400          98,952
  RadioShack                                               3,500         116,060
                                                                      ----------
                                                                         998,762
                                                                      ----------
Technology/Hardware - 0.24%
  Ikon Office Solutions                                    4,000          51,200
                                                                      ----------
                                                                          51,200
                                                                      ----------
Technology/Services - 3.22%
 *BearingPoint                                            19,400         207,968
 *ProQuest                                                 5,500         160,435
  Reynolds & Reynolds - Class A                            6,000         170,460
 *Unisys                                                  10,100         144,228
                                                                      ----------
                                                                         683,091
                                                                      ----------
Technology/Software - 0.24%
 *Parametric Technology                                   11,200          50,624
                                                                      ----------
                                                                          50,624
                                                                      ----------
Telecommunications - 0.46%
 *Metrocall Holdings                                       1,400          97,538
                                                                      ----------
                                                                          97,538
                                                                      ----------
Textiles, Apparel & Furniture - 5.15%
  Delta Apparel                                            6,000         119,400
  Jones Apparel Group                                      7,300         263,895
  Russell                                                 10,500         191,730
 *Warnaco Group Class A                                   25,800         518,322
                                                                      ----------
                                                                       1,093,347
                                                                      ----------
Transportation & Shipping - 7.40%
  Alexander & Baldwin                                      6,500         215,020
  Overnite                                                13,000         299,000
  Overseas Shipholding Group                               8,200         299,300
  Stelmar Shipping Limited                                 8,400         242,340
  Teekay Shipping                                          1,500         103,350
  USF                                                      2,700          92,394
 *Yellow Roadway                                           9,500         319,865
                                                                      ----------
                                                                       1,571,269
                                                                      ----------
Utilities - 2.73%
  Alliant Energy                                           7,200         187,632
  Northeast Utilities                                      8,700         162,255
 *Sierra Pacific Resources                                25,900         191,660
 *Southern Union                                           2,000          37,900
                                                                      ----------
                                                                         579,447
                                                                      ----------
TOTAL COMMON STOCK (cost $16,583,803)                                 18,734,129
                                                                      ----------

                                                       Principal      Market
                                                         Amount       Value
REPURCHASE AGREEMENTS - 12.11%
  With BNP Paribas 1.00% 4/1/04
    (dated 3/31/04, to be repurchased
    at $1,266,735 collateralized by
    $339,200 U.S. Treasury Bills due
    4/8/04, market value $339,181,
    $108,600 U.S. Treasury Bills due
    6/17/04, market value $108,398,
    $353,000 U.S. Treasury Bills due
    8/5/04, market value $351,838,
    $90,700 U.S. Treasury Bills due
    8/19/04, market value $90,350,
    $219,100 U.S. Treasury Bills due
    9/9/04, market value $218,163 and
    $182,400 U.S. Treasury Notes 1.75%
    due 12/31/04, market value $184,117)              $1,266,700   $ 1,266,700
  With UBS Warburg 0.99% 4/1/04
    (dated 3/31/04, to be repurchased
    at $1,303,336 collateralized by
    $87,400 U.S. Treasury Notes
    6.50% due 5/15/05, market value
    $94,697, $271,500 U.S. Treasury
    Notes 9.375% due 2/15/06, market
    value $313,928, $271,500 U.S. Treasury
    Notes 7.00% due 7/15/06, market
    value $307,495, $271,500 U.S. Treasury
    Notes 5.50% due 2/15/08, market value
    $304,609 and $271,500 U.S. Treasury
    Notes 5.625% due 5/15/08, market
    value $310,420)                                    1,303,300     1,303,300
                                                                   -----------

TOTAL REPURCHASE AGREEMENTS
  (cost $2,570,000)                                                  2,570,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES - 100.37%
  (cost $19,153,803)                                                21,304,129
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (0.37%)                                               (79,042)
                                                                   -----------
NET ASSETS APPLICABLE TO 1,928,801 SHARES
  OUTSTANDING - 100.00%                                            $21,225,087
                                                                   ===========

Net Asset Value - Optimum Small Cap Value Fund
  Class A ($2,125,474 / 192,970 Shares)                                 $11.01
                                                                        ------
Net Asset Value - Optimum Small Cap Value Fund
  Class B ($819,370 / 74,662 Shares)                                    $10.97
                                                                        ------
Net Asset Value - Optimum Small Cap Value Fund
  Class C ($9,018,246 / 821,915 Shares)                                 $10.97
                                                                        ------
Net Asset Value - Optimum Small Cap Value Fund
  Institutional Class ($9,261,997 / 839,254 Shares)                     $11.04
                                                                        ======

STATEMENTS                                         OPTIMUM SMALL CAP VALUE FUND
  OF NET ASSETS (CONTINUED)

COMPONENTS OF NET ASSETS AT MARCH 31, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $18,687,601
Accumulated net realized gain on investments                           387,160
Net unrealized appreciation of investments                           2,150,326
                                                                   -----------
Total net assets                                                   $21,225,087
                                                                   ===========

*Non-income producing security for the period ended March 31, 2004.

+Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note #10 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS
REIT - Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  OPTIMUM SMALL CAP VALUE FUND
Net asset value Class A (A)                                             $11.01
Sales charge (5.75% of offering price, or 6.09% of
  the amount invested per share) (B)                                      0.67
                                                                        ------
Offering price                                                          $11.68
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENTS                                                    OPTIMUM FUND TRUST
  OF ASSETS AND LIABILITIES                                   March 31, 2004

                                              Optimum         Optimum       Optimum      Optimum         Optimum      Optimum
                                           Fixed Income    International   Large Cap    Large Cap       Small Cap    Small Cap
                                               Fund            Fund       Growth Fund   Value Fund     Growth Fund   Value Fund
ASSETS:
  Investments at market                     $ 99,737,065   $29,495,844    $69,353,914   $68,581,105    $20,593,142   $21,304,129
  Cash and foreign currencies                     12,598        26,395          6,431         9,796          2,300         4,612
  Subscriptions receivable                       791,049       315,011        824,389       809,008        234,832       244,106
  Receivables for securities sold              2,770,709        42,145        479,995        30,689             --        21,460
  Dividends receivable                             5,733       124,557         46,949        95,638          3,823        10,109
  Interest receivable                            893,017            56             76           139             67            71
  Other assets                                    18,877            --             --           759             --            --
                                            ------------   -----------    -----------   -----------    -----------   -----------
  Total assets                               104,229,048    30,004,008     70,711,754    69,527,134     20,834,164    21,584,487
                                            ------------   -----------    -----------   -----------    -----------   -----------

LIABILITIES:
  Payables for securities purchased           12,830,663       584,820        988,738     3,016,561        151,488       309,411
  Liquidations payable                               609            --            385           384             80            81
  Management fees payable                             --            --         29,036            --             --            --
  Other accrued expenses                         128,057        54,821         88,430        92,089         42,896        49,908
  Other liabilities                                  153        15,885             72            --             --            --
                                            ------------   -----------    -----------   -----------    -----------   -----------
  Total liabilities                           12,959,482       655,526      1,106,661     3,109,034        194,464       359,400
                                            ------------   -----------    -----------   -----------    -----------   -----------

TOTAL NET ASSETS                            $ 91,269,566   $29,348,482    $69,605,093   $66,418,100    $20,639,700   $21,225,087
                                            ============   ===========    ===========   ===========    ===========   ===========

  Investments at cost                       $ 98,857,580   $27,124,005    $66,480,200   $66,252,378    $18,409,924   $19,153,803

See accompanying notes

STATEMENTS                                    OPTIMUM FUND TRUST
  OF OPERATIONS                               August 1, 2003* to March 31, 2004

                                                                                              Optimum        Optimum       Optimum
                                                                                           Fixed Income   International   Large Cap
                                                                                               Fund           Fund       Growth Fund
INVESTMENT INCOME:
  Dividends                                                                                 $    8,975     $  221,986    $  174,341
  Interest                                                                                   1,040,904          8,951        19,741
  Foreign tax withheld                                                                              --        (18,119)       (1,847)
                                                                                            ----------     ----------    ----------
                                                                                             1,049,879        212,818       192,235
                                                                                            ----------     ----------    ----------

EXPENSES:
  Management fees                                                                              173,591         83,943       154,104
  Distribution expenses -- Class A                                                              12,062          4,106         9,413
  Distribution expenses -- Class B                                                              12,414          4,034         9,159
  Distribution expenses -- Class C                                                             150,583         39,339        98,577
  Accounting and administration expenses                                                       130,721         90,910       101,421
  Dividend disbursing and transfer agent fees and expenses                                      76,547         73,075        74,850
  Professional fees                                                                             24,126         20,529        21,854
  Trustees' fees                                                                                24,315         22,658        23,607
  Reports and statements to shareholders                                                        10,627          5,871         8,500
  Custodian fees                                                                                28,915         25,261        11,119
  Registration fees                                                                             15,977          8,092        17,595
  Other                                                                                          3,007          1,881         1,229
                                                                                            ----------     ----------    ----------
                                                                                               662,885        379,699       531,428
  Less expenses absorbed or waived                                                            (271,765)      (183,048)     (174,479)
                                                                                            ----------     ----------    ----------
  Total expenses                                                                               391,120        196,651       356,949
                                                                                            ----------     ----------    ----------
  NET INVESTMENT INCOME (LOSS)                                                                 658,759         16,167      (164,714)
                                                                                            ----------     ----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                                                701,448        374,712      (358,212)
    Futures contracts                                                                           19,087             --            --
    Options written                                                                               (955)            --            --
    Foreign currencies                                                                          11,089        (48,409)      (13,194)
                                                                                            ----------     ----------    ----------
  Net realized gain (loss)                                                                     730,669        326,303      (371,406)
  Net change in unrealized appreciation/depreciation of investments and foreign currencies     901,664      2,354,421     2,873,708
                                                                                            ----------     ----------    ----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                     1,632,333      2,680,724     2,502,302
                                                                                            ----------     ----------    ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $2,291,092     $2,696,891    $2,337,588
                                                                                            ==========     ==========    ==========

*Commencement of operations

See accompanying notes

STATEMENTS                                                   OPTIMUM FUND TRUST
  OF OPERATIONS (CONTINUED)

                                                                                             Optimum       Optimum      Optimum
                                                                                            Large Cap     Small Cap    Small Cap
                                                                                            Value Fund   Growth Fund   Value Fund
INVESTMENT INCOME:
  Dividends                                                                                 $  379,188    $   20,799   $   56,908
  Interest                                                                                      14,851         7,561       12,823
  Foreign tax withheld                                                                          (1,192)           --           --
                                                                                            ----------    ----------   ----------
                                                                                               392,847        28,360       69,731
                                                                                            ----------    ----------   ----------

EXPENSES:
  Management fees                                                                              150,768        78,425       74,569
  Distribution expenses -- Class A                                                               9,293         2,130        2,092
  Distribution expenses -- Class B                                                               9,384         2,024        2,020
  Distribution expenses -- Class C                                                              99,809        21,019       23,773
  Accounting and administration expenses                                                        99,961        58,953       58,856
  Dividend disbursing and transfer agent fees and expenses                                      74,850        74,740       74,813
  Professional fees                                                                             22,116        19,344       19,681
  Trustees' fees                                                                                23,600        22,360       22,360
  Reports and statements to shareholders                                                         9,184         4,600        4,492
  Custodian fees                                                                                14,815         1,193        2,300
  Registration fees                                                                             12,071         6,984        6,978
  Other                                                                                          1,466         1,202          922
                                                                                            ----------    ----------   ----------
                                                                                               527,317       292,974      292,856
  Less expenses absorbed or waived                                                            (193,880)     (164,342)    (171,751)
  Less expenses paid indirectly                                                                     --           (14)         (38)
                                                                                            ----------    ----------   ----------
  Total expenses                                                                               333,437       128,618      121,067
                                                                                            ----------    ----------   ----------
  NET INVESTMENT INCOME (LOSS)                                                                  59,410      (100,258)     (51,336)
                                                                                            ----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain on:
    Investments                                                                                690,507       103,701      506,512
    Foreign currencies                                                                           1,989            --           --
                                                                                            ----------    ----------   ----------
  Net realized gain                                                                            692,496       103,701      506,512
  Net change in unrealized appreciation/depreciation of investments and foreign currencies   2,328,785     2,183,218    2,150,326
                                                                                            ----------    ----------   ----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                     3,021,281     2,286,919    2,656,838
                                                                                            ----------    ----------   ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $3,080,691    $2,186,661   $2,605,502
                                                                                            ==========    ==========   ==========

See accompanying notes

STATEMENTS                                    OPTIMUM FUND TRUST
  OF CHANGES IN NET ASSETS                    August 1, 2003* to March 31, 2004

                                                                                       Optimum          Optimum         Optimum
                                                                                     Fixed Income    International     Large Cap
                                                                                        Fund             Fund         Growth Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                                       $   658,759      $    16,167     $  (164,714)
  Net realized gain (loss) on investments and foreign currencies                         730,669          326,303        (371,406)
  Net change in unrealized appreciation/depreciation of investments
    and foreign currencies                                                               901,664        2,354,421       2,873,708
                                                                                     -----------      -----------     -----------
  Net increase in net assets from operations                                           2,291,092        2,696,891       2,337,588
                                                                                     -----------      -----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                              (92,235)              --              --
    Class B                                                                              (17,545)              --              --
    Class C                                                                             (213,683)              --              --
    Institutional Class                                                                 (161,149)              --              --

  Net realized gain on investments:
    Class A                                                                               (7,152)          (1,261)             --
    Class B                                                                               (2,626)            (447)             --
    Class C                                                                              (31,584)          (4,492)             --
    Institutional Class                                                                   (6,526)          (3,593)             --
                                                                                     -----------      -----------     -----------
                                                                                        (532,500)          (9,793)             --
                                                                                     -----------      -----------     -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                           11,904,499        3,816,194       9,152,213
    Class B                                                                            4,259,160        1,535,336       3,510,552
    Class C                                                                           51,716,890       13,438,723      34,317,631
    Institutional Class                                                               26,419,491       10,175,742      25,753,313

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                               93,236            1,226              --
    Class B                                                                               18,533              437              --
    Class C                                                                              237,463            4,422              --
    Institutional Class                                                                  164,341            3,584              --
                                                                                     -----------      -----------     -----------
                                                                                      94,813,613       28,975,664      72,733,709
                                                                                     -----------      -----------     -----------

  Cost of shares repurchased:
    Class A                                                                             (167,871)         (59,769)       (156,597)
    Class B                                                                              (69,467)         (15,905)        (43,727)
    Class C                                                                             (376,974)        (131,871)       (331,681)
    Institutional Class                                                               (4,688,327)      (2,106,735)     (4,934,199)
                                                                                     -----------      -----------     -----------
                                                                                      (5,302,639)      (2,314,280)     (5,466,204)
                                                                                     -----------      -----------     -----------
Increase in net assets derived from capital share transactions                        89,510,974       26,661,384      67,267,505
                                                                                     -----------      -----------     -----------
NET INCREASE IN NET ASSETS                                                            91,269,566       29,348,482      69,605,093

NET ASSETS:
   Beginning of period                                                                        --               --              --
                                                                                     -----------      -----------     -----------
   End of period                                                                     $91,269,566      $29,348,482     $69,605,093
                                                                                     -----------      -----------     -----------

Undistributed net investment income (loss)                                           $   206,252      $   (32,242)    $   (10,943)
                                                                                     ===========      ===========     ===========

*Commencement of operations

See accompanying notes

STATEMENTS                                                   OPTIMUM FUND TRUST
  OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                       Optimum          Optimum         Optimum
                                                                                      Large Cap        Small Cap       Small Cap
                                                                                      Value Fund      Growth Fund      Value Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                                                       $    59,410      $  (100,258)    $   (51,336)
  Net realized gain on investments and foreign currencies                                692,496          103,701         506,512
  Net change in unrealized appreciation/depreciation of investments
    and foreign currencies                                                             2,328,785        2,183,218       2,150,326
                                                                                     -----------      -----------     -----------
  Net increase in net assets from operations                                           3,080,691        2,186,661       2,605,502
                                                                                     -----------      -----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                              (11,327)              --              --
    Class B                                                                                   --               --              --
    Class C                                                                                   --               --              --
    Institutional Class                                                                  (22,188)              --              --

  Net realized gain on investments:
    Class A                                                                               (7,880)              --          (6,141)
    Class B                                                                               (2,817)              --          (2,109)
    Class C                                                                              (31,589)              --         (26,029)
    Institutional Class                                                                  (10,442)              --         (33,737)
                                                                                     -----------      -----------     -----------
                                                                                         (86,243)              --         (68,016)
                                                                                     -----------      -----------     -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                            8,815,092        1,994,189       1,945,722
    Class B                                                                            3,497,348          757,253         755,420
    Class C                                                                           34,313,218        7,071,156       8,246,621
    Institutional Class                                                               22,144,571        8,802,193       7,830,304

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                               18,557               --           5,887
    Class B                                                                                2,710               --           2,014
    Class C                                                                               31,097               --          25,639
    Institutional Class                                                                   32,267               --          33,657
                                                                                     -----------      -----------     -----------
                                                                                      68,854,860       18,624,791      18,845,264
                                                                                     -----------      -----------     -----------

  Cost of shares repurchased:
    Class A                                                                             (169,358)         (37,916)        (36,465)
    Class B                                                                              (36,814)         (11,723)         (7,267)
    Class C                                                                             (240,089)         (52,150)        (59,197)
    Institutional Class                                                               (4,984,947)         (69,963)        (54,734)
                                                                                     -----------      -----------     -----------
                                                                                      (5,431,208)        (171,752)       (157,663)
                                                                                     -----------      -----------     -----------
Increase in net assets derived from capital share transactions                        63,423,652       18,453,039      18,687,601
                                                                                     -----------      -----------     -----------
NET INCREASE IN NET ASSETS                                                            66,418,100       20,639,700      21,225,087

NET ASSETS:
  Beginning of period                                                                         --               --              --
                                                                                     -----------      -----------     -----------
  End of period                                                                      $66,418,100      $20,639,700     $21,225,087
                                                                                     -----------      -----------     -----------

Undistributed net investment income                                                  $    27,884      $        --     $        --
                                                                                     ===========      ===========     ===========

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          Optimum Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Institutional
                                                                             Class A        Class B       Class C      Class
                                                                            8/1/03(1)      8/1/03(1)     8/1/03(1)    8/1/03(1)
                                                                               to             to            to           to
                                                                             3/31/04        3/31/04       3/31/04      3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD                                         $8.500         $8.500        $8.500       $8.500

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                      0.171          0.133         0.133        0.192
Net realized and unrealized gain on investments and foreign currencies        0.417          0.420         0.420        0.407
                                                                             ------         ------        ------       ------
Total from investment operations                                              0.588          0.553         0.553        0.599
                                                                             ------         ------        ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                        (0.098)        (0.053)       (0.053)      (0.119)
Net realized gain on investments                                             (0.010)        (0.010)       (0.010)      (0.010)
                                                                             ------         ------        ------       ------
Total dividends and distributions                                            (0.108)        (0.063)       (0.063)      (0.129)
                                                                             ------         ------        ------       ------

NET ASSET VALUE, END OF PERIOD                                               $8.980         $8.990        $8.990       $8.970
                                                                             ======         ======        ======       ======

TOTAL RETURN(3)                                                               6.82%          6.52%         6.52%        7.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                     $12,049         $4,296       $52,648      $22,276
Ratio of expenses to average net assets                                       1.20%          1.85%         1.85%        0.85%
Ratio of expenses to average net assets prior to expense limitation           2.25%          2.90%         2.90%        1.90%
Ratio of net investment income to average net assets                          2.88%          2.23%         2.23%        3.23%
Ratio of net investment income to average net assets prior to
  expense limitation                                                          1.83%          1.18%         1.18%        2.18%
Portfolio turnover                                                             383%           383%          383%         383%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          Optimum International Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Institutional
                                                                             Class A        Class B       Class C      Class
                                                                            8/1/03(1)      8/1/03(1)     8/1/03(1)    8/1/03(1)
                                                                               to             to            to           to
                                                                             3/31/04        3/31/04       3/31/04      3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 8.500        $ 8.500       $ 8.500      $ 8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                                               0.021         (0.023)       (0.023)       0.045
Net realized and unrealized gain on investments and foreign currencies        2.155          2.149         2.149        2.151
                                                                            -------        -------       -------      -------
Total from investment operations                                              2.176          2.126         2.126        2.196
                                                                            -------        -------       -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                             (0.006)        (0.006)       (0.006)      (0.006)
                                                                            -------        -------       -------      -------
Total dividends and distributions                                            (0.006)        (0.006)       (0.006)      (0.006)
                                                                            -------        -------       -------      -------

NET ASSET VALUE, END OF PERIOD                                              $10.670        $10.620       $10.620      $10.690
                                                                            =======        =======       =======      =======

TOTAL RETURN(3)                                                              25.61%         25.02%        25.02%       25.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $4,083         $1,624       $14,339       $9,302
Ratio of expenses to average net assets                                       1.92%          2.57%         2.57%        1.57%
Ratio of expenses to average net assets prior to expense limitation           3.82%          4.47%         4.47%        3.47%
Ratio of net investment income (loss) to average net assets                   0.30%         (0.35%)       (0.35%)       0.65%
Ratio of net investment loss to average net assets prior to
  expense limitation                                                         (1.60%)        (2.25%)       (2.25%)      (1.25%)
Portfolio turnover                                                              49%            49%           49%          49%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     Optimum Large Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Institutional
                                                                             Class A        Class B       Class C      Class
                                                                            8/1/03(1)      8/1/03(1)     8/1/03(1)    8/1/03(1)
                                                                               to             to            to           to
                                                                             3/31/04        3/31/04       3/31/04      3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD                                         $8.500         $8.500        $8.500       $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                       (0.037)        (0.077)       (0.077)      (0.015)
Net realized and unrealized gain on investments and foreign currencies        1.107          1.107         1.107        1.105
                                                                             ------         ------        ------       ------
Total from investment operations                                              1.070          1.030         1.030        1.090
                                                                             ------         ------        ------       ------

NET ASSET VALUE, END OF PERIOD                                               $9.570         $9.530        $9.530       $9.590
                                                                             ======         ======        ======       ======

TOTAL RETURN(3)                                                              12.59%         12.12%        12.12%       12.82%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $9,337         $3,569       $35,143      $21,557
Ratio of expenses to average net assets                                       1.61%          2.26%         2.26%        1.26%
Ratio of expenses to average net assets prior to expense limitation           2.51%          3.16%         3.16%        2.16%
Ratio of net investment loss to average net assets                           (0.61%)        (1.26%)       (1.26%)      (0.26%)
Ratio of net investment loss to average net assets prior to
  expense limitation                                                         (1.51%)        (2.16%)       (2.16%)      (1.16%)
Portfolio turnover                                                              51%            51%           51%          51%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     Optimum Large Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Institutional
                                                                             Class A        Class B       Class C      Class
                                                                            8/1/03(1)      8/1/03(1)     8/1/03(1)    8/1/03(1)
                                                                               to             to            to           to
                                                                             3/31/04        3/31/04       3/31/04      3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD                                         $8.500         $8.500        $8.500       $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                                               0.038         (0.003)       (0.003)       0.060
Net realized and unrealized gain on investments and foreign currencies        1.331          1.329         1.329        1.330
                                                                             ------         ------        ------       ------
Total from investment operations                                              1.369          1.326         1.326        1.390
                                                                             ------         ------        ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                        (0.023)            --            --       (0.034)
Net realized gain on investments                                             (0.016)        (0.016)       (0.016)      (0.016)
                                                                             ------         ------        ------       ------
Total dividends and distributions                                            (0.039)        (0.016)       (0.016)      (0.050)
                                                                             ------         ------        ------       ------

NET ASSET VALUE, END OF PERIOD                                               $9.830         $9.810        $9.810       $9.840
                                                                             ======         ======        ======       ======

TOTAL RETURN(3)                                                              16.12%         15.61%        15.61%       16.38%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $9,115         $3,609       $35,732      $17,962
Ratio of expenses to average net assets                                       1.50%          2.15%         2.15%        1.15%
Ratio of expenses to average net assets prior to expense limitation           2.52%          3.17%         3.17%        2.17%
Ratio of net investment income (loss) to average net assets                   0.59%         (0.06%)       (0.06%)       0.94%
Ratio of net investment loss to average net assets prior to
  expense limitation                                                         (0.43%)        (1.08%)       (1.08%)      (0.08%)
Portfolio turnover                                                              38%            38%           38%          38%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Optimum Small Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Institutional
                                                                             Class A        Class B       Class C      Class
                                                                            8/1/03(1)      8/1/03(1)     8/1/03(1)    8/1/03(1)
                                                                               to             to            to           to
                                                                             3/31/04        3/31/04       3/31/04      3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 8.500        $ 8.500       $ 8.500      $ 8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                       (0.100)        (0.146)       (0.146)      (0.075)
Net realized and unrealized gain on investments                               2.860          2.876         2.876        2.855
                                                                            -------        -------       -------      -------
Total from investment operations                                              2.760          2.730         2.730        2.780
                                                                            -------        -------       -------      -------

NET ASSET VALUE, END OF PERIOD                                              $11.260        $11.230       $11.230      $11.280
                                                                            =======        =======       =======      =======

TOTAL RETURN(3)                                                              32.47%         32.12%        32.12%       32.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $2,115           $792        $7,521      $10,212
Ratio of expenses to average net assets                                       1.81%          2.46%         2.46%        1.46%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                                4.11%          4.76%         4.76%        3.76%
Ratio of net investment loss to average net assets                           (1.41%)        (2.06%)       (2.06%)      (1.06%)
Ratio of net investment loss to average net assets prior to
  expense limitation and expenses paid indirectly                            (3.71%)        (4.36%)       (4.36%)      (3.36%)
Portfolio turnover                                                              16%            16%           16%          16%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Optimum Small Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Institutional
                                                                             Class A        Class B       Class C      Class
                                                                            8/1/03(1)      8/1/03(1)     8/1/03(1)    8/1/03(1)
                                                                               to             to            to           to
                                                                             3/31/04        3/31/04       3/31/04      3/31/04
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 8.500         $8.500       $ 8.500      $ 8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                       (0.046)        (0.090)       (0.090)      (0.022)
Net realized and unrealized gain on investments                               2.616          2.620         2.620        2.622
                                                                            -------        -------       -------      -------
Total from investment operations                                              2.570          2.530         2.530        2.600
                                                                            -------        -------       -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                             (0.060)        (0.060)       (0.060)      (0.060)
                                                                            -------        -------       -------      -------
Total dividends and distributions                                            (0.060)        (0.060)       (0.060)      (0.060)
                                                                            -------        -------       -------      -------
NET ASSET VALUE, END OF PERIOD                                              $11.010        $10.970       $10.970      $11.040
                                                                            =======        =======       =======      =======

TOTAL RETURN(3)                                                              30.30%         29.83%        29.83%       30.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $2,126           $819        $9,018       $9,262
Ratio of expenses to average net assets                                       1.67%          2.32%         2.32%        1.32%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                                4.08%          4.73%         4.73%        3.73%
Ratio of net investment loss to average net assets                           (0.69%)        (1.34%)       (1.34%)      (0.34%)
Ratio of net investment loss to average net assets prior to
  expense limitation and expenses paid indirectly                            (3.10%)        (3.75%)       (3.75%)      (2.75%)
Portfolio turnover                                                              40%            40%           40%          40%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                        OPTIMUM FUND TRUST
  TO FINANCIAL STATEMENTS                                    March 31, 2004

Optimum Fund Trust (the "Trust") is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, and Optimum Small Cap Value Fund (each a "Fund" and collectively, the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. The Funds commenced operations on August 1, 2003. Class A shares are sold with a front-end sales charge of up to 5.75% for Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, Optimum Small Cap Value Fund and Optimum International Fund and 4.50% for Optimum Fixed Income Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small Cap Value Fund is to seek long-term growth of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before each Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Other -- Expenses common to all funds within the Trust are allocated amongst the funds on the basis of average net assets. Management fees and other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund declare and pay dividends from net investment income, if any, annually. Optimum Fixed Income Fund declares and pays dividends from net investment income quarterly. Each Fund will declare and pay distributions from net realized gain on investments, if any, annually. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in its respective expense caption on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly". The amount of this expense for the period ended March 31, 2004 was as follows:

                                   Optimum                    Optimum
                                  Small Cap                  Small Cap
                                 Growth Fund                 Value Fund
                                 -----------                 ----------
Earnings credits                     $14                         $38

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS
   WITH AFFILIATES
Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust's Board of Trustees, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and disposition of investments, securities and cash contained in each Fund. The investment management agreement obligates the investment manager to implement decisions with respect to the allocation or reallocation of each Fund's assets among one or more current or additional sub-advisers, and to monitor the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

In accordance with the terms of the investment management agreement, the investment manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Fund:


Optimum Fixed Income Fund               0.7000% of assets up to $25 million
                                        0.6500% of assets from $25 million to $100 million
                                        0.6000% of assets over $100 million

Optimum International Fund              0.8750% of assets up to $50 million
                                        0.8000% of assets from $50 to $100 million
                                        0.7800% of assets from $100 to $300 million
                                        0.7650% of assets from $300 to $400 million
                                        0.7300% of assets over $400 million

Optimum Large Cap Growth Fund           0.8000% of assets up to $250 million
                                        0.7875% of assets from $250 million to $300 million
                                        0.7625% of assets from $300 million to $400 million
                                        0.7375% of assets from $400 million to $500 million
                                        0.7250% of assets over $500 million

Optimum Large Cap Value Fund            0.8000% of assets up to $100 million
                                        0.7375% of assets from $100 million to $250 million
                                        0.7125% of assets from $250 million to $500 million
                                        0.6875% of assets over $500 million

Optimum Small Cap Growth Fund           1.1000% of assets

Optimum Small Cap Value Fund            1.0500% of assets up to $75 million
                                        1.0250% of assets from $75 million to $150 million
                                        1.0000% of assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund - Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, and Deutsche Investment Management Americas Inc.; Optimum International Fund - DIAL and Marsico Capital Management, LLC; Optimum Large Cap Growth Fund - Marsico Capital Management, LLC and T. Rowe Price Associates, Inc.; Optimum Large Cap Value Fund - Massachusetts Financial Services Company and Morgan Stanley Investment Management doing business as Van Kampen Asset Management, Inc.; Optimum Small Cap Growth Fund - Columbia Wanger Asset Management, L.P.; and Optimum Small Cap Value Fund - Hotchkis and Wiley Capital Management, LLC and Delafield Asset Management (a division of Reich & Tang Asset Management,
LLC).

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
DMC retains day-to-day investment management responsibilities for a portion of the assets of the Optimum Fixed Income Fund.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through August 1, 2004 as shown below:

                            Optimum             Optimum            Optimum           Optimum          Optimum           Optimum
                          Fixed Income       International        Large Cap         Large Cap        Small Cap         Small Cap
                             Fund                Fund            Growth Fund       Value Fund       Growth Fund       Value Fund
                          ------------       -------------       -----------       ----------       -----------       -----------
                             0.85%               1.57%              1.26%             1.15%            1.46%             1.32%

Costs incurred in connection with the organization of the Trust were borne by DMC and Linsco/Private Ledger Corp. (LPL), who provides certain sub-transfer agency services to the Funds and who has entered into an Investment Consulting Agreement with DMC.

Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, provides the Trust with fund accounting, administrative, and transfer agency services pursuant to a Mutual Fund Services Agreement. For fund accounting services, the Trust pays DSC a fee at an annual rate of 0.04% of the Trust's total average daily net assets, plus out-of-pocket expenses, subject to certain minimums. DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board of Trustees. For administrative services, the Trust pays DSC a fee at an annual rate of 0.35% of the Trust's total average daily net assets, plus out-of-pocket expenses. DSC also serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DSC a fee at an annual rate of 0.15% of the Trust's total average daily net assets, subject to certain minimums.

Delaware Distributors, L.P. (DDLP), an affiliate of DMC and DIAL, serves as the national distributor of each Fund's shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plans, the Funds pay DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution expenses.

At March 31, 2004, each Fund had receivables from or liabilities payable to affiliates as follows:


                                           Optimum           Optimum         Optimum         Optimum        Optimum        Optimum
                                         Fixed Income     International     Large Cap       Large Cap      Small Cap      Small Cap
                                            Fund              Fund         Growth Fund     Value Fund     Growth Fund    Value Fund
                                         ------------     -------------    -----------     ----------     -----------    -----------

Investment management fee payable
  to DMC                                    $    --         $     --         $(29,036)       $     --        $     --      $     --

Dividend disbursing, transfer agent
  fees, accounting and other expenses
  payable to DSC                            (26,496)         (25,479)         (13,266)        (32,839)        (17,973)      (18,079)

Other expenses payable to DMC and
  affiliates*                               (32,358)         (24,765)         (28,004)        (27,872)        (27,367)      (26,314)

Receivable from DMC under expense
  limitation agreement                       13,849           21,667               --          16,444          18,262         8,113




*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses included items such as printing of shareholder reports, professional fees, registration fees and trustees' fees.

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc., which is an indirect wholly owned subsidiary of Lincoln National Corporation.

Certain officers of DIAL, DMC, DSC, DDLP and LPL are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the period ended March 31, 2004, the Funds made purchases and sales of investment securities as follows:



                                           Optimum           Optimum         Optimum         Optimum        Optimum        Optimum
                                         Fixed Income     International     Large Cap       Large Cap      Small Cap      Small Cap
                                            Fund              Fund         Growth Fund     Value Fund     Growth Fund    Value Fund
                                         ------------     -------------    -----------     ----------     -----------    -----------

Purchases other than U.S.
  government securities and
  short-term investments                $133,408,469      $29,536,186     $74,612,548     $68,252,172     $16,999,889    $18,704,395
Purchases of U.S. government
  securities                              60,462,692               --              --              --              --             --
Sales other than U.S. government
  securities and short-term
  investments                             55,566,959        4,795,193      10,515,136       7,713,301       1,148,666      2,627,105
Sales of U.S. government
  securities                              51,306,566               --              --              --              --             --


NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


3. INVESTMENTS (CONTINUED)
At March 31, 2004, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                           Optimum           Optimum         Optimum         Optimum        Optimum        Optimum
                                         Fixed Income     International     Large Cap       Large Cap      Small Cap      Small Cap
                                            Fund              Fund         Growth Fund     Value Fund     Growth Fund    Value Fund
                                         ------------     -------------    -----------     ----------     -----------    -----------

Cost of investments                      $98,883,222      $27,132,093     $66,732,047     $66,291,184     $18,409,924   $19,153,136
                                         -----------      -----------     -----------     -----------     -----------   -----------

Aggregate unrealized appreciation        $ 1,098,463      $ 2,580,970     $ 3,743,003     $ 2,978,421     $ 2,547,854   $ 2,211,202
Aggregate unrealized depreciation           (244,620)        (217,219)     (1,121,136)       (688,500)       (364,636)      (60,209)
                                         -----------      -----------     -----------     -----------     -----------   -----------
Net unrealized appreciation               $  853,843      $ 2,363,751     $ 2,621,867      $2,289,921     $ 2,183,218   $ 2,150,993
                                         -----------      -----------     -----------     -----------     -----------   -----------

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended March 31, 2004 was as follows:


                                           Optimum           Optimum         Optimum       Optimum
                                         Fixed Income     International     Large Cap     Small Cap
                                            Fund              Fund         Value Fund     Value Fund
                                         ------------     -------------    ----------     ----------
Ordinary Income                             $532,500           $9,793         $86,243         $68,016


As of March 31, 2004, the components of net assets on a tax basis were as follows:


                                        Optimum Fixed Income Fund     Optimum International Fund       Optimum Large Cap Growth Fund
                                        -------------------------     --------------------------       -----------------------------
Shares of beneficial interest                    $89,510,974                 $26,661,384                       $67,114,280
Undistributed ordinary income                        873,388                     382,413                                --
Undistributed long-term capital gain                  15,003                          --                                --
Post-October losses                                       --                     (57,533)                         (120,105)
Post-October currency losses                              --                          --                           (11,016)
Unrealized appreciation of investments
  and foreign currencies                             870,201                   2,362,218                         2,621,934
                                                 -----------                 -----------                       -----------
Net assets                                       $91,269,566                 $29,348,482                       $69,605,093
                                                 -----------                 -----------                       -----------




                                      Optimum Large Cap Value Fund     Optimum Small Cap Growth Fund    Optimum Small Cap Value Fund
                                      ----------------------------     -----------------------------    ----------------------------

Shares of beneficial interest                    $63,423,652                 $18,453,039                       $18,687,601
Undistributed ordinary income                        705,228                       3,443                           386,288
Undistributed long-term capital gain                      --                          --                               205
Unrealized appreciation of investments             2,289,220                   2,183,218                         2,150,993
                                                 -----------                 -----------                       -----------
Net assets                                       $66,418,100                 $20,639,700                       $21,225,087
                                                 -----------                 -----------                       -----------


The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2003 through March 31, 2004 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended March 31, 2004, the Funds recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications.



                                           Optimum             Optimum            Optimum        Optimum
                                         Fixed Income         Large Cap          Small Cap      Small Cap
                                            Fund             Growth Fund        Growth Fund    Value Fund
                                         ------------        -----------        -----------    -----------
Undistributed net investment income          $21,016           $166,965            $100,258       $51,336
Accumulated realized gain (loss)             (21,016)           (13,740)           (100,258)      (51,336)
Paid-in capital                                   --           (153,225)                 --            --


NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           Optimum           Optimum         Optimum         Optimum        Optimum        Optimum
                                         Fixed Income     International     Large Cap       Large Cap      Small Cap      Small Cap
                                            Fund              Fund         Growth Fund     Value Fund     Growth Fund    Value Fund
                                         ------------     -------------    -----------     ----------     -----------    -----------
Shares sold:
  Class A                                  1,350,930          388,631         992,873         943,488         191,434       196,000
  Class B                                    483,742          154,454         379,178         371,334          71,658        75,160
  Class C                                  5,871,982        1,362,378       3,724,731       3,664,980         674,849       825,171
  Institutional Class                      2,994,706        1,072,081       2,775,139       2,342,801         911,226       841,044
                                          ----------        ---------       ---------       ---------       ---------     ---------
                                          10,701,360        2,977,544       7,871,921       7,322,603       1,849,167     1,937,375
                                          ----------        ---------       ---------       ---------       ---------     ---------
Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                     10,485              124              --           1,959              --           586
  Class B                                      2,086               44              --             286              --           201
  Class C                                     26,727              448              --           3,284              --         2,556
  Institutional Class                         18,433              362              --           3,404              --         3,345
                                          ----------        ---------       ---------       ---------       ---------     ---------
                                              57,731              978              --           8,933              --         6,688
                                          ----------        ---------       ---------       ---------       ---------     ---------
Shares repurchased:
  Class A                                    (18,915)          (5,937)        (16,889)        (17,978)         (3,646)       (3,616)
  Class B                                     (7,826)          (1,546)         (4,643)         (3,787)         (1,083)         (699)
  Class C                                    (42,407)         (12,884)        (35,837)        (25,352)         (4,895)       (5,812)
  Institutional Class                       (530,535)        (202,008)       (527,062)       (520,667)         (6,327)       (5,135)
                                          ----------        ---------       ---------       ---------       ---------     ---------
                                            (599,683)        (222,375)       (584,431)       (567,784)        (15,951)      (15,262)
                                          ----------        ---------       ---------       ---------       ---------     ---------
Net increase                              10,159,408        2,756,147       7,287,490       6,763,752       1,833,216     1,928,801
                                          ----------        ---------       ---------       ---------       ---------     ---------

6. FOREIGN EXCHANGE CONTRACTS
The Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


6. FOREIGN EXCHANGE CONTRACTS (CONTINUED)
The following foreign currency exchange contracts were outstanding at March 31, 2004:

OPTIMUM INTERNATIONAL FUND

Contracts                                             In                               Unrealized
To                                                    Exchange         Settlement      Appreciation
Receive (Deliver)                                     For              Date            (Depreciation)
----------------                                      ----------       ----------      --------------
31,917 British Pounds                                 US $(58,736)      4/5/04             $ (95)
(855,000) British Pounds                                1,551,276      4/30/04           (15,862)
19,397 European Monetary Units                            (23,641)      4/1/04               196
65,779 European Monetary Units                            (80,621)      4/2/04               215
30,444 European Monetary Units                            (37,425)      4/5/04               (15)
72,008 Hong Kong Dollars                                   (9,241)      4/2/04                 1
13,987,920 Japanese Yen                                  (134,694)      4/2/04              (240)
1,186,055 Japanese Yen                                    (11,367)      4/5/04                35
(2,088,343) Japanese Yen                                   20,042       4/5/04               (34)
271,032 Norwegian Kroner                                  (39,509)      4/5/04               (37)
17,697,500 South Korean Won                               (15,517)      4/2/04               (80)
76,396 Swiss Francs                                       (60,277)      4/5/04                31
                                                                                        --------
                                                                                        $(15,885)
                                                                                        --------
OPTIMUM LARGE CAP GROWTH FUND
(74,175) European Monetary Units                       US $91,081       4/2/04              $(30)
20,398 British Pounds                                     (37,553)      4/5/04               (42)
                                                                                        --------
                                                                                           $ (72)
                                                                                        --------
OPTIMUM LARGE CAP VALUE FUND
13,657 British Pounds                                  US$(24,836)      4/1/04              $264
41,371 Swiss Francs                                       (32,161)      4/1/04               495
                                                                                        --------
                                                                                            $759
                                                                                        --------

7. FUTURES CONTRACTS
The Optimum Fixed Income Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker. Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at March 31, 2004 for the Optimum Fixed Income Fund were as follows:

                                                                                                 Unrealized
Contracts                                          Notional                                      Appreciation
to Buy (Sell)                                      Cost (Proceeds)          Expiration Date      (Depreciation)
-------------                                      --------------           ---------------      --------------
5 U.S. Treasury 10 year notes                      $571,109                      6/04                $5,922
(1) U.S. Treasury 5 year notes                     (113,461)                     6/04                  (102)
                                                                                                   --------
                                                                                                     $5,820
                                                                                                   --------

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


8. OPTIONS WRITTEN
During the period ended March 31, 2004, Optimum Fixed Income Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended March 31, 2004 for Optimum Fixed Income Fund, were as follows:

                                                          Number
                                                          of Contracts          Premiums
                                                          ------------          --------
Options outstanding at beginning of period                        --            $      --
Options written                                                2,200                9,992
Options terminated in closing purchase transaction            (2,200)              (9,992)
                                                              ------            ---------
Options outstanding at March 31, 2004                             --            $      --
                                                              ------            ---------


9. SWAP AGREEMENTS
During the period ended March 31, 2004, the Optimum Fixed Income Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At March 31, 2004, the Optimum Fixed Income Fund had the following total return swap agreement outstanding:

   Notional Amount                        Expiration Date             Description                                  Unrealized Gain
   ----------------                       ---------------             ----------                                   ---------------
   $580,000                               6/30/04                     Agreement with Goldman Sachs to receive      $16,455
                                                                      the notional amount multiplied by the
                                                                      return on the Lehman Brothers
                                                                      Commercial MBS Index AAA and
                                                                      to pay the notional amount multiplied
                                                                      by the 1 month BBA LIBOR adjusted
                                                                      by a spread of minus 0.50%.


Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


10. CREDIT AND MARKET RISKS
Some countries in which the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Optimum Fixed Income Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Optimum Fixed Income Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund invest a significant portion of their assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

11. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


12. INDUSTRY ALLOCATION
As of March 31, 2004, the foreign bond holdings of the Optimum Fixed Income Fund, classified by type of business, were as follows:

                                                    Percentage
Industry                                            of net assets
--------------------------                          -------------
Banking & Finance                                       2.01%
Cable, Media & Publishing                               0.20%
Chemicals                                               0.21%
Energy                                                  1.02%
Foreign Government                                      9.27%
Holding Companies                                       0.07%
Industrial Machinery                                    0.59%
Insurance                                               0.06%
Metals & Mining                                         0.63%
Paper & Forest Products                                 0.58%
Semiconductors                                          0.17%
Supranational                                           0.72%
Telecommunications                                      0.89%
Utilities                                               0.07%
                                                     --------
Total                                                  16.49%
                                                     --------

As of March 31, 2004, the Optimum International Fund's investment in equity securities classified by type of business were as follows:

                                                    Percentage
Industry                                            of net assets
--------------------------                          -------------
Airlines                                                0.49%
Automobiles & Components                                4.00%
Banking & Finance                                      18.35%
Buildings & Materials                                   2.34%
Business Services                                       1.31%
Cable, Media & Publishing                               6.74%
Chemicals                                               2.04%
Computers & Technology                                  2.76%
Electronics & Electrical Equipment                     14.65%
Energy                                                  6.86%
Food, Beverage & Tobacco                                1.73%
Healthcare & Pharmaceuticals                            6.63%
Insurance                                               2.19%
Leisure, Lodging & Entertainment                        4.08%
Metals & Mining                                         2.32%
Packaging & Containers                                  1.03%
Paper & Forest Products                                 0.56%
Real Estate                                             0.50%
Retail                                                  5.42%
Semiconductors                                          1.74%
Telecommunications                                      5.86%
Transportation & Shipping                               1.73%
Utilities                                               0.31%
                                                     --------
Total                                                  93.64%
                                                     --------

13. SUBSEQUENT EVENT
On May 5, 2004, Delaware Management Holdings Corp., a parent company of DIAL, signed a Limited Liability Interest Purchase Agreement to sell DIAL and its direct parent companies, Delaware International Holdings Ltd. and DIAL Holding Company, Inc., to Atlantic Value Partners (No. 3) Ltd., a newly formed joint venture involving Hellman & Friedman, LLC, a private equity firm, and certain members of DIAL's management. Upon the closing, the Funds' advisory or sub-advisory agreement, as applicable, with DIAL will automatically terminate. The Funds' Boards will consider appropriate action relating to this matter at its upcoming meeting, and necessary shareholder approval will be sought.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)                         OPTIMUM FUND TRUST


14. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2004, each Fund designates distributions paid during the year as follows:

                                              (A)                       (B)
                                       Long-Term Capital           Ordinary Income               Total                (C)
                                      Gains Distributions          Distributions*            Distributions         Qualifying
                                         (Tax Basis)                 (Tax Basis)              (Tax Basis)         Dividends(1)
                                      ------------------           --------------            ------------         ------------
Optimum Fixed Income Fund                     --                          100%                    100%                  1%
Optimum International Fund                    --                          100%                    100%                 --
Optimum Large Cap Value Fund                  --                          100%                    100%                100%
Optimum Small Cap Value Fund                  --                          100%                    100%                 11%


(A) and (B) are based on a percentage of each Fund's total distributions.
(C) is based on a percentage of ordinary income of each Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended March 31, 2004 certain dividends paid by the Optimum Fixed Income Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Optimum Fixed Income Fund intends to designate up to a maximum amount of $8,975 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.


15. SHAREHOLDER MEETING (UNAUDITED)
On March 30, 2004, shareholders of Optimum Small Cap Growth Fund approved a new additional sub-adviser, Oberweis Asset Management, Inc. ("Oberweis") for the Fund. Oberweis began serving as sub-adviser to the Fund on April 1, 2004. The description of the proposal and number of shares voted are as follows:

1. To approve or disapprove a new Sub-Advisory Agreement between Delaware Management Company, a series of Delaware Management Business Trust, and Oberweis Asset Management, Inc. ("Oberweis") whereby Oberweis would have co-management responsibility for providing investment advisory services to the Fund.

                           Number           % of                   % of
                           Of Shares        Outstanding Shares     Shares Voted
                           ------------     ------------------     ------------
Affirmative                683,232.079           49.460%              96.766%
Against                     12,193.000            0.882                1.727
Abstain                     10,638.000            0.770                1.507
                           -----------           ------              -------
Total                      706,063.079           51.112              100.000

Fund Totals:
Record Total             1,381,394.969
Voted Shares               706,063.079
Percent Voted                  51.112%

REPORT
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Optimum Fund Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of Optimum Fund Trust (comprised of, respectively, Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, and Optimum Small Cap Value Fund (the "Funds")) as of March 31, 2004, and the related statements of operations, statements of changes in net assets, and financial highlights for the period August 1, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Optimum Fund Trust at March 31, 2004, and the results of their operations, the changes in their net assets, and their financial highlights for the period August 1, 2003 (commencement of operations) through March 31, 2004, in conformity with accounting principles generally accepted in the United States.

/s/   Ernst + Young LLP


Philadelphia, Pennsylvania
May 7, 2004

OPTIMUM FUND TRUST
  BOARD OF TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                             PRINCIPAL             NUMBER OF           OTHER
   NAME,                      POSITION(S)                                   OCCUPATION(S)      PORTFOLIOS IN FUND   DIRECTORSHIPS
  ADDRESS                      HELD WITH          LENGTH OF TIME               DURING           COMPLEX OVERSEEN      HELD BY
AND BIRTHDATE                   FUND(S)               SERVED                PAST 5 YEARS           BY TRUSTEE(1)      TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
      INTERESTED TRUSTEES

        MARK S. CASADY(2)           Trustee          April 21,       President and Chief Operating      6              None
       2005 Market Street                             2003 to       Officer - LPL Financial Services
        Philadelphia, PA                              present             (2002 - Present)
              19103

       September 21, 1960                                                 Managing Director -
                                                                          Scudder Investments
                                                                              (1994-2002)

       JUDE T. DRISCOLL(2)     Trustee, President  July 17, 2003       President and Chief Executive    6              None(1)
       2005 Market Street          and Chief        to present         Officer - Delaware Investments
        Philadelphia, PA       Executive Officer                           (January 2003 - Present)
              19103

         March 10, 1963                                                Executive Vice President and
                                                                       Head of Fixed Income - Delaware
                                                                      Investment Advisers, a series of
                                                                     Delaware Management Business Trust
                                                                       (August 2000 - January 2003)

                                                                        Senior Vice President and
                                                                     Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                          (June 1998-August 2000)

                                                                            Managing Director -
                                                                        NationsBanc Capital Markets
                                                                        (February 1996-June 1998)

       DAVID KITTREDGE(2)           Trustee         July 17, 2003      Mr. Kittredge has served in      6              None
        2005 Maret Street                             to present       various management positions
        Philadelphia, PA                                                  at different times at
              19103                                                       Lincoln Financial Group.

          July 27, 1962
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

      NICHOLAS D. CONSTAN           Trustee         July 17, 2003          Adjunct Professor -          6              None
      2005 Market Street                             to present       University of Pennsylvania
       Philadelphia, PA                                                   (1972 - Present)
          19103

      October 24, 1938


       WILLIAM W. HENNIG            Trustee         July 17, 2003          Private Investor             6              None
      2005 Market Street                              to present
      Philadelphia, PA
          19103

       July 17, 1930

       DURANT ADAMS HUNTER          Trustee         July 17, 2003       Chief Executive Officer and     6              None
       2005 Market Street                             to present             Executive Recruiter -
        Philadelphia, PA                                                      Whitehead MANN Inc.
           19103                                                            (Executive Recruiting)
                                                                               (1992 - Present)
       November 25, 1948


                                                                             PRINCIPAL             NUMBER OF           OTHER
   NAME,                           POSITION(S)                              OCCUPATION(S)      PORTFOLIOS IN FUND   DIRECTORSHIPS
  ADDRESS                           HELD WITH     LENGTH OF TIME               DURING           COMPLEX OVERSEEN      HELD BY
AND BIRTHDATE                        FUND(S)          SERVED                PAST 5 YEARS           BY TRUSTEE(1)      TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

       KENNETH R. LEIBLER           Trustee        July 17, 2003    Chairman and Chief Executive        6              None
       2005 Market Street                           to present      Officer - Boston Stock Exchange
        Philadelphia, PA                                                    (2001 - Present)
              19103

        February 21, 1949                                           President and Chief Executive
                                                                 Officer - Liberty Financial Companies
                                                                        (Financial Services)
                                                                             (1995 - 2000)

       STEPHEN PAUL MULLIN          Trustee        July 17, 2003     President - Econsult Corporation   6              None
       2005 Market Street                           to present            (Economic Consulting)
        Philadelphia, PA                                                   (2000 - Present)
              19103

                                                                        Director and Treasurer -
        February 8, 1956                                           Historical Society of Pennsylvania
                                                                            (Non-profit)
                                                                           (1996-Present)
                                                                             Director and
                                                                       Independence Visitor Center
                                                                             (Non-profit)
                                                                           (2000 - Present)

                                                                           Adjunct Lecturer -
                                                                       University of Pennsylvania
                                                                             (1992 - Present)

                                                                           Adjunct Lecturer -
                                                                           Drexel University
                                                                             (1999 - Present)

      ROBERT A. RUDDELL(3)          Trustee        July 17, 2003        Director - Medtox Scientific    6              None
       2005 Market Street                           to present                (Clinical Lab)
        Philadelphia, PA                                                     (2002 - Present)
              19103
                                                                       Director - Search Institute
        September 6, 1948                                                  (Social research)
                                                                           (2002 - Present)

                                                                     Chief Operating Officer - ZSI
                                                                            (Asset Management)
                                                                              (1998 - 2002)

                                                                          Managing Director -
                                                                         Scudder, Stevens, Clark
                                                                       (Asset Management/401(k))
                                                                              (1996 - 1998)

      JON EDWARD SOCOLOFSKY         Trustee        July 17, 2003           Private Investor             6              None
       2005 Market Street                                                  (2002 - Present)
        Philadelphia, PA
              19103                                                     Senior Vice President -
                                                                          The Northern Trust
         March 27, 1946                                                      (Trust Bank)
                                                                            (1970 - 2001)

                                                                           PRINCIPAL               NUMBER OF           OTHER
   NAME,                        POSITION(S)                              OCCUPATION(S)        PORTFOLIOS IN FUND   DIRECTORSHIPS
  ADDRESS                       HELD WITH       LENGTH OF TIME              DURING             COMPLEX OVERSEEN      HELD BY
AND BIRTHDATE                    FUND(S)           SERVED                PAST 5 YEARS             BY OFFICER(1)      OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive           Executive        Mr. Hastings has served in         6              None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and             at different times at
         19103               Chief Financial     Chief Financial        Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   RICHELLE S. MAESTRO        Executive Vice       Chief Legal       Ms. Maestro has served in          6              None
   2005 Market Street       President, Chief      Officer since     various executive capacities
    Philadelphia, PA          Legal Officer       March 17, 2003      at different times at
       19103                  and Secretary                            Delaware Investments.

    November 26, 1957

   MICHAEL P. BISHOF      Senior Vice President      8 Years          Mr. Bishof has served in          6              None
   2005 Market Street         and Treasurer                         various executive capacities
    Philadelphia, PA                                                   at different times at
       19103                                                            Delaware Investments.

    August 18, 1962

(1) The term "Fund Complex" refers to the Funds in the Optimum Funds Trust. Messrs. Driscoll, Bishof, and Hastings and Ms. Maestro also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 98 funds.

(2) "Interested persons" of the Funds by virtue of their executive and management positions or relationships with the Fund's service providers or sub-service providers.

(3) Pursuant to rules under the 1940 Act, it is possible that Mr. Rudell might be considered an "interested person" of the Trust until March 31, 2004, because of his prior executive positions and relationship with a predecessor to Scudder Investments, a sub-adviser to Optimum Fixed Income Fund. Nevertheless, due to the remote and technical nature of such interest, the Trust will compensate Mr. Rudell as an independent Trustee.

    Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust's manager, principal underwriter and service agent.

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Trust Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                                      AFFILIATED OFFICERS                      CONTACT INFORMATION

MARK S. CASADY                                         JOSEPH H. HASTINGS                       INVESTMENT MANAGER
President and Chief Operating Officer                  Senior Vice President and                Delaware Management Company
LPL Financial Services                                 Chief Financial Officer                  Philadelphia, PA
                                                       Optimum Fund Trust
JUDE T. DRISCOLL                                       Philadelphia, PA                         INTERNATIONAL AFFILIATE
Chairman                                                                                        Delaware International Advisers Ltd.
Delaware Investments Family of Funds                   RICHELLE S. MAESTRO                      London, England
                                                       Executive Vice President,
DAVID KITTREDGE                                        General Counsel and Secretary            NATIONAL DISTRIBUTOR
Vice President                                         Optimum Fund Trust                       Delaware Distributors, L.P.
Lincoln Financial Distributors, Inc.                   Philadelphia, PA                         Philadelphia, PA

NICHOLAS D. CONSTAN                                    MICHAEL P. BISHOF                        SHAREHOLDER SERVICING, DIVIDEND
Adjunct Professor - University of Pennsylvania         Senior Vice President and Treasurer      DISBURSING AND TRANSFER AGENT
                                                       Optimum Fund Trust                       Delaware Service Company, Inc.
WILLIAM W. HENNIG                                      Philadelphia, PA                         2005 Market Street
Private Investor                                                                                Philadelphia, PA 19103-7094

DURANT ADAMS HUNTER                                                                             FOR SHAREHOLDERS
Chief Executive Officer and Executive Recruiter                                                 800 523-1918
Whitehead MANN Inc. (Executive Recruiting)
                                                                                                FOR SECURITIES DEALERS AND FINANCIAL
KENNETH R. LEIBLER                                                                              INSTITUTIONS REPRESENTATIVES ONLY
Chairman and Chief Executive Officer -                                                          800 362-7500
Boston Stock Exchange

STEPHEN PAUL MULLIN
Principal - Econsult Corporation

ROBERT A. RUDELL
Director - Medtox Scientific

JON EDWARD SOCOLOFSKY
Private Investor

--------------------------------------------------------------------------------
A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-914-0278, (ii) on the Funds website at http://www.optimummutualfunds.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Funds website at http://www.optimummutualfunds.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------


(8698)                                                        Printed in the USA
AR-901 [3/04] IVES 5/04                                                    J9655

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on its internet website at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Jon E. Socolofsky
         Robert A. Rudell


Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $93,500 for the fiscal year ended March 31, 2004.

          (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $12,100 for the Registrant's fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: preparation of report concerning transfer agents' system of internal accounting control pursuant to Rule 17ad-13 of the Securities and Exchange Act.

         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $12,000 for the fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and excise tax return.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

          (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended March 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $167,475 for the Registrant's fiscal years ended March 31, 2004.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 10. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.   Exhibits

(a) (1) Code of Ethics

         Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

    (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:

JUDE T. DRISCOLL
-------------------------
By:    Jude T. Driscoll
       ------------------
Title: Chairman
Date: 6-1-04

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
-------------------------
By: Jude T. Driscoll
Title:   Chairman
       ------------------
Date: 6-1-04


JOSEPH H. HASTINGS
-------------------------------
By:    Joseph H. Hastings
       ------------------------
Title: Chief Financial Officer
Date: 6-1-04